                                                                   EXHIBIT 10(t)











                               BB&T CORPORATION

                                 PENSION PLAN











                       EFFECTIVE DATE:  JANUARY 1, 2000

                               TABLE OF CONTENTS

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
Section 1.        Definitions.....................................................................................1
         1.1      Accrued benefit.................................................................................1
         1.2      Actuarial equivalent............................................................................1
         1.3      Affiliated employer.............................................................................2
         1.4      Annuity starting date...........................................................................2
         1.5      Beneficiary.....................................................................................2
         1.6      Board...........................................................................................3
         1.7      Break in service................................................................................3
         1.8      Code............................................................................................3
         1.9      Committee.......................................................................................3
         1.10     Company.........................................................................................3
         1.11     Compensation....................................................................................3
         1.12     Computation period..............................................................................4
         1.13     Covered compensation............................................................................5
         1.14     Creditable service..............................................................................5
         1.15     Disability......................................................................................6
         1.16     Earliest retirement age.........................................................................6
         1.17     Effective date..................................................................................6
         1.18     Election period.................................................................................6
         1.19     Eligible employee...............................................................................7
         1.20     Employee........................................................................................8
         1.21     Entry date......................................................................................8
         1.22     ERISA...........................................................................................8
         1.23     Final average compensation......................................................................8
         1.24     Highly compensated participant..................................................................9
         1.25     Hour of service.................................................................................9
         1.26     Leased employee................................................................................11
         1.27     Minimum death benefit..........................................................................12
         1.28     Normal retirement age..........................................................................12
         1.29     Participant....................................................................................12
         1.30     Participating Employer.........................................................................13
         1.31     Plan...........................................................................................13
         1.32     Plan year......................................................................................14
         1.33     Predecessor plan...............................................................................14
         1.34     Qualified election.............................................................................14
         1.35     Qualified joint and survivor annuity...........................................................15
         1.36     Qualified preretirement survivor annuity.......................................................15
         1.37     Required beginning date........................................................................15
         1.38     Retire or retirement...........................................................................16
         1.39     Service........................................................................................16
         1.40     Single life annuity............................................................................16
         1.41     Social Security retirement age.................................................................16
         1.42     Spouse or surviving spouse.....................................................................16
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                                       i
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
         1.43     Statutory compensation.........................................................................17
         1.44     Trust agreement................................................................................17
         1.45     Trust or trust fund............................................................................17
         1.46     Trustee........................................................................................17
         1.47     Vesting service................................................................................18

Section 2.        Retirement; Termination of Service.............................................................18
         2.1      Normal Retirement..............................................................................18
         2.2      Delayed Retirement.............................................................................19
         2.3      Early Retirement...............................................................................20
         2.4      Disability Retirement..........................................................................20
         2.5      Termination of Service.........................................................................21
         2.6      Special Limitation on Benefits.................................................................22

Section 3.        Vesting........................................................................................26
         3.1      Full Vesting...................................................................................26
         3.2      Vesting Service................................................................................27
         3.3      Forfeitures....................................................................................27
         3.4      Predecessor Plan...............................................................................27
         3.5      Change in Vesting Schedule.....................................................................27

Section 4.        Payment of Benefits............................................................................28
         4.1      Payment of Retirement Benefits Other Than Disability Benefits..................................28
         4.2      Payment of Death Benefits......................................................................29
         4.3      Requirements for Retirement and Death Benefits.................................................30

Section 5.        Contributions..................................................................................34

Section 6.        Administration by Committee....................................................................34
         6.1      Membership of Committee........................................................................34
         6.2      Committee Officers; Subcommittee...............................................................34
         6.3      Committee Meetings.............................................................................35
         6.4      Transaction of Business........................................................................35
         6.5      Committee Records..............................................................................35
         6.6      Establishment of Rules.........................................................................35
         6.7      Conflicts of Interest..........................................................................35
         6.8      Correction of Errors...........................................................................36
         6.9      Authority to Interpret Plan....................................................................36
         6.10     Third Party Advisors...........................................................................36
         6.11     Compensation of Members........................................................................37
         6.12     Committee Expenses.............................................................................37
         6.13     Indemnification of Committee...................................................................37

Section 7.        Management of Funds and Amendment of Plan......................................................37
         7.1      Fiduciary Duties...............................................................................37
         7.2      Authority to Amend.............................................................................38
         7.3      Trust Agreement................................................................................39
         7.4      Requirements of Writing........................................................................40

                                      ii
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Section 8.        Allocation of Responsibilities Among Named Fiduciaries.........................................40
        8.1       Duties of Named Fiduciaries....................................................................40
        8.2       Co-fiduciary Liability.........................................................................41

Section 9.        Benefits Not Assignable........................................................................41
        9.1       Benefits Not Assignable........................................................................41
        9.2       Payments to Minors and Others..................................................................42

Section 10.       Termination of Plan............................................................................42
        10.1      Complete Termination...........................................................................42
        10.2      Partial Termination............................................................................43
        10.3      Liability......................................................................................43
        10.4      Early Termination Restrictions.................................................................43

Section 11.       Merger or Consolidation of Plan................................................................45

Section 12.       Communication to Participants..................................................................45

Section 13.       Claims Procedure...............................................................................45
        13.1      Filing of a Claim for Benefits.................................................................46
        13.2      Notification to Claimant of Decision...........................................................46
        13.3      Procedure for Review...........................................................................46
        13.4      Decision on Review.............................................................................47
        13.5      Action by Authorized Representative of Claimant................................................47

Section 14.       Parties to the Plan............................................................................47
        14.1      Application of Plan and Trust Agreement........................................................47
        14.2      Service with a Participating Employer..........................................................48
        14.3      Contributions..................................................................................48
        14.4      Authority of Board.............................................................................48

Section 15.       Service in Another Status......................................................................48

Section 16.       Special Top-Heavy Provisions...................................................................49
        16.1      Definitions....................................................................................49
        16.2      Top-heavy Requirements.........................................................................51

Section 17.       Portability of Accrued Benefits................................................................52
        17.1      Definitions....................................................................................53
        17.2      Construction...................................................................................53

Section 18.       Special Provisions Relating to Employees of Acquired Companies: ...............................53
        18.1      General Policy Involving Acquired Companies with a Defined Benefit Plan........................54
        18.2      General Policy Involving Acquired Companies Without a Defined Benefit Plan.....................55

Section 19.       Miscellaneous Provisions.......................................................................55
        19.1      Notices........................................................................................55
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                                      iii
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
         19.2     Lost Distributees..............................................................................55
         19.3     Reliance on Data...............................................................................56
         19.4     Bonding........................................................................................56
         19.5     Receipt and Release for Payments...............................................................56
         19.6     Headings.......................................................................................56
         19.7     Continuation of Employment.....................................................................56
         19.8     Nonliability of Company........................................................................57
         19.9     Construction...................................................................................57
         19.10    Compliance With The Uniformed Services Employment
                  and Reemployment Act of 1994...................................................................57
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                                      iv

EXHIBIT A      Participating Employers

EXHIBIT B      Early Retirement Factors

EXHIBIT C      Special Provisions of Merging Companies
               Prior to January 1, 1996 Under the BB&T Predecessor Plan

EXHIBIT D      Special Provisions of Merging Companies Prior
               to January 1, 1996 Under the Southern National Predecessor Plan

EXHIBIT E      Special Provisions of Merging
               Companies After January 1, 1996 and Prior to January 1, 2001

EXHIBIT F      Special Provisions of Merging Companies
               After January 1, 2001

                               BB&T CORPORATION
                                 PENSION PLAN

                                 INTRODUCTION
                                 ------------

               On February 28, 1995, BB&T Corporation (the "Company") (formerly, the Southern National Corporation) and BB&T Financial Corporation, the former parent corporation of Branch Banking and Trust Company ("BB&T"), were merged. As a result of the corporate merger, the Company became the parent corporation of BB&T. At that time, the Company maintained the Southern National Retirement Plan (the "Southern National prior plan") for the benefit of its employees, and BB&T maintained the Retirement Plan for the Employees of Branch Banking and Trust Company (the "BB&T prior plan") for the benefit of its employees. Effective as of January 1, 1996, the Southern National prior plan and the BB&T prior plan were merged into a single plan, entitled the "Southern National Corporation Pension Plan." As a result of the change in the Company's corporate name to BB&T Corporation, the name of such plan was ultimately changed to the "BB&T Corporation Pension Plan." This plan amends and restates the BB&T Corporation Pension Plan effective as of January 1, 2000.

                               BB&T CORPORATION
                                 PENSION PLAN*


               Section 1.     Definitions:
               ---------      -----------

               As used in the plan, including this Section 1, and in the trust agreement which is a part of the plan, references to one gender shall include the other and, unless otherwise indicated by the context:

               1.1 "Accrued benefit" of a participant as of any date (the "accrual date") shall be determined by the actuary servicing the plan and shall be the amount of the annual normal retirement benefit determined in accordance with Section 2.1 and the applicable provisions of Exhibits C, D, E or F, based on his final average compensation (as defined in Section 1.23) and years of creditable service (as defined in Section 1.14) as of the accrual date. In no event shall a participant's accrued benefit be less than his accrued benefit on December 31, 1999, as determined under the terms of the predecessor plan then in effect.

               1.2 "Actuarial equivalent" means a benefit of equal present value. For this purpose, present value means the value of an amount or series of amounts payable at various times, determined as of a given date by application of the plan's actuarial assumptions. The actuarial assumptions of this plan are as follows:

               (a) Applicable mortality rate: The mortality table prescribed from time to time by the Commissioner of Internal Revenue in the Internal Revenue Bulletin. Such table shall be based on the prevailing commissioners' standard table (described in Section 807(d)(5)(A) of the Code) used to determine reserves for group annuity contracts issued on the date as of which the present value of benefits is being determined (without regard to any other subparagraph of Section 807(d)(5) of the Code). As of the effective date, the applicable mortality table is the 1983 Group Annuity Mortality Table, as specified in Revenue Ruling 95-6, 1995-4 I.R.B. 22.

__________________

     *NOTE: This plan amends and supersedes as of January 1, 2000, the BB&T Corporation Pension Plan which was originally adopted as of October 1, 1944, and last amended on October 28, 1997. The predecessor plan was last rewritten in its entirety effective as of January 1, 1996. Reference is made to the BB&T Corporation Pension Plan Trust Agreement by and between the Company and Branch Banking and Trust Company, of even date herewith, which is a part of the plan.

               (b) Applicable interest rate: The annual rate of interest on 30-year Treasury securities as specified from time to time by the Commissioner of Internal Revenue in revenue rulings, notices or other guidance published in the Internal Revenue Bulletin. The applicable interest rate shall be determined for the month of November next preceding the first day of the plan year in which the benefit is payable.

               1.3 "Affiliated employer" means: (i) any corporation that is a member of a controlled group of corporations (as defined in Section 414(b) of the Code) which includes the Company; (ii) any trade or business (whether or not incorporated) that is under common control (as defined in Section 414(c) of the
Code) with the Company; (iii) any organization (whether or not incorporated) that is a member of an affiliated service group (as defined in Section 414(m) of the Code) which includes the Company; and (iv) any other entity required to be aggregated with the Company pursuant to Section 414(o) of the Code.

               1.4 "Annuity starting date" means the first day of the first period for which an amount of a participant's benefit is paid as an annuity or in any other form. The annuity starting date may or may not be the same date payments commence. Notwithstanding the foregoing, the following rules shall apply:
               (i) The annuity starting date for a participant who retires because of disability means the first day of the first period for which his benefit becomes payable, unless the benefit is an auxiliary benefit such that upon attainment of early or normal retirement age the participant shall receive a benefit that satisfies the accrual and vesting rules of Section 411 of the Code without taking into account the benefit payments up to that date.

               (ii) The recommencement of benefit payments following a suspension of benefits after the annuity starting date and after the employee separates from service, pursuant to Section 411(a)(3)(B) of the Code, shall not be treated as a new annuity starting date. The recommencement of benefit payments following a suspension of benefits for an employee who continues in service without termination and without receiving benefits shall be treated as the annuity starting date.

               (iii) An annuity starting date that occurs on or after normal retirement age shall apply to any additional accrual after such annuity starting date.

               1.5 "Beneficiary" means the surviving spouse or other beneficiary of the participant, as determined pursuant to this Section 1.5. If a participant has no spouse (as defined in Section 1.42) or makes a qualified election (as defined in Section 1.34) for his beneficiary to be other than his spouse, such participant may designate a beneficiary (which may include more than one person, natural or otherwise, and one or more contingent beneficiaries), or change or revoke a beneficiary designation at any time before he dies, by filing a written election with the Committee. Such beneficiary shall be entitled to a death benefit following the participant's death. If a participant dies before designating a beneficiary, any death benefit with respect to such participant shall be payable to the surviving spouse of the participant or, if he has no surviving spouse, to his estate. If a beneficiary receives or is entitled to receive payments from the plan and dies before receiving all payments due him, the remaining payments shall be made to the contingent beneficiary, if any. If there is no contingent beneficiary, the remaining payments shall be made to the estate of the beneficiary.

               1.6    "Board" means the Board of Directors of the Company.

               1.7 A "break in service" means a computation period in which an employee does not complete more than 500 hours of service and shall occur at the beginning of such computation period.

               1.8 "Code" means the Internal Revenue Code of 1986, as amended, and rules and regulations issued thereunder.

               1.9 "Committee" means the administrative committee provided for in Section 6.

               1.10 "Company" means BB&T Corporation, a North Carolina corporation with its principal office at Winston-Salem, North Carolina.

               1.11 "Compensation" means wages within the meaning of Section 3401(a) of the Code and all other payments of compensation to an employee by the Participating Employer (in the course of the Participating Employer's trade or business) for which the Participating Employer is required to furnish the employee a written statement under Sections 6041(d), 6051(a)(3) and 6052 of the Code, but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed, plus any amounts contributed by the Participating Employer pursuant to a salary reduction agreement which are not includible in the gross income of the employee under Section 125, 402(e)(3), 402(h) or 403(b) of the Code, if any, and less reimbursements or other expense allowances, fringe benefits, moving expenses, deferred compensation, welfare benefits, any income realized from the grant or exercise of a stock option or from the sale or other disposition of stock acquired under a stock option, and any payments which are characterized by the Participating Employer as pay-to-stay or severance payments. For plan years beginning on or after January 1, 1989, but prior to January 1, 1994, the annual compensation of each employee taken into account shall not exceed $200,000. This limitation shall be adjusted by the Secretary of the Treasury at the same time and in the same manner as under Section 415(d) of the Code, except that the dollar increase in effect on January 1 of any calendar year is effective for plan years beginning in such calendar year and the first adjustment to the $200,000 limitation is effective on January 1, 1990. For plan years beginning on or after January 1, 1994, the annual compensation of each employee taken into account under the plan shall not exceed $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (the "determination period") beginning in such calendar year. The $200,000 limitation and the $150,000 limitation, whichever shall be applicable, shall be hereinafter referred to as the "annual compensation limitation." If a determination period consists of fewer than 12 months, the annual compensation limitation will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

               1.12 "Computation period" means a 12 consecutive month period, as follows:

               1.12.1 For purposes of plan participation, the computation period initially shall be the 12 consecutive month period beginning on the date an employee first completes an hour of service. Thereafter, the computation period shall be the plan year, beginning with the plan year in which falls the first anniversary of the date the employee first completed an hour of service.

               1.12.2 For all other purposes under the plan, the computation period shall be the plan year.

               1.13 "Covered compensation" of a participant means the average of the Social Security taxable wage bases for each year during the 35-year period ending with the year in which the participant attains his Social Security retirement age. To determine covered compensation in any year preceding the year in which the participant attains his Social Security retirement age, the annual amount of the Social Security taxable wage base shall assume to be level for each year subsequent to the determination year and prior to the year the participant attains his Social Security retirement age.

               1.14   "Creditable service" means the following:

               1.14.1 With respect to service prior to the effective date of the plan, years of service taken into account for benefit accrual purposes as determined pursuant to the terms of the predecessor plan.

               1.14.2 With respect to service on or after the effective date, 1,000 or more hours of service during a computation period; provided, that the following provisions shall apply:

               (i) Except as otherwise provided in subparagraph (ii) immediately following, if an employee has a break in service, years of creditable service of such employee prior to such break shall not be taken into account unless and until he has a year of creditable service following recommencement of service;

               (ii) Notwithstanding the foregoing, if an employee has a break in service all years of creditable service prior to such break shall be disregarded if (a) he has no vested interest in his accrued benefit at the time of such break, and (b) the number of his consecutive breaks in service equals or exceeds 5. For the purpose of determining years of creditable service prior to such break, any years of creditable service previously disregarded under this subparagraph (ii) shall be excluded;

               (iii) Except as otherwise provided in subparagraph (iv) immediately following, in determining years of creditable service, service with any employer prior to the date such employer adopted the plan (i.e., prior to the date such employer became a Participating Employer) shall be disregarded; and

               (iv) Notwithstanding the foregoing, service with a company or business acquired by the Company or one of its affiliates shall be taken into account in determining years of creditable service to the extent provided for in Section 18 and Exhibits C, D, E and F.

               1.15 "Disability" means a condition for which a participant is entitled to disability benefits under the BB&T Corporation Disability Plan.

               1.16 "Earliest retirement age" means the earliest date on which a participant could elect to retire and commence receiving a distribution of benefits under the plan.

               1.17 "Effective date" of the plan shall be January 1, 2000. However, in order to comply with the Retirement Protection Act of 1994, the Uniformed Services Employment Rights Act of 1994, the Small Business Job Protection Act of 1996, the Taxpayer Relief Act of 1997, and the Internal Revenue Service Restructuring and Reform Act of 1998, which are first effective as of an earlier date, the following Sections of the plan are effective as indicated below:

                      Section                         Effective Date
                      -------                         --------------
                      1.11                     January 1, 1997
                      1.18                     January 1, 1997
                      1.24                     January 1, 1997
                      1.26                     January 1, 1997
                      1.43                     January 1, 1998
                      2.5.3                    January 1, 1998
                      4.3.4                    January 1, 1998
                      4.3.6                    January 1, 1997
                      4.3.10                   January 1, 1997
                      10.4.3(iii)              January 1, 1998
                      16.1.3                   January 1, 1998
                      19.10                    December 12, 1994

               1.18 "Election period" in the case of retirement benefits payable pursuant to Section 4.1, the "election period" means the 90-day period preceding a participant's annuity starting date. Notwithstanding the foregoing, if the notice required by Section 4.3.6 is provided to the participant after the annuity starting date, the election period shall be the 30-day period following the date the notice is provided to the participant. In the case of death benefits payable pursuant to Section 4.2, the "election period" means the period which begins on the first day of the plan year in which the participant attains age 35 and ends on the date of the participant's death. If a participant terminates service prior to the first day of the plan year in which he attains age 35, with respect to his accrued benefit as of the date of separation, the election period shall begin on the date of termination. A participant who will not yet attain age 35 as of the end of any current plan year may make a special qualified election to waive the qualified preretirement survivor annuity for the period beginning on the date of such election and ending on the first day of the plan year in which the participant will attain age 35. Such election shall not be valid unless the participant receives a written explanation of the qualified preretirement survivor annuity in such terms as are comparable to the explanation required under Section 4.3.6. Qualified preretirement survivor annuity coverage will be automatically reinstated as of the first day of the plan year in which the participant attains age 35. Any new waiver on or after such date shall be subject to the full requirements of this Section 1.18.

               1.19 "Eligible employee" means each employee of a Participating Employer except the following:

               (a) An employee included in a unit of employees covered by a collective bargaining unit, which has entered into a bona fide collective bargaining agreement with a Participating Employer which does not specifically provide for coverage of the employee under this plan; provided, that retirement benefits were the subject of good faith bargaining between the Participating Employer and employee representatives.

               (b) An employee who is a nonresident alien and who receives no earned income (within the meaning of Section 911(d)(2) of the Code) from the Participating Employer constituting income from sources within the United States (within the meaning of Section 861(a)(3) of the Code).

               (c) An individual who is deemed to be an employee solely by reason of being a leased employee.

               (d) An individual who is an employee of an affiliated employer that has not adopted the plan and is on a temporary assignment to a Participating Employer.

See Section 1.29 for provisions governing eligibility of an eligible employee to become a participant in the plan.

               1.20 "Employee" means, except as otherwise provided herein, an individual in the service of a Participating Employer if the relationship between him and the Participating Employer is the legal relationship of employer and employee. In determining who is an employee for purposes of the plan, the following provisions shall apply:

               1.20.1 All leased employees shall be treated as employees.

               1.20.2 An individual who is identified on the books and records of a Participating Employer as other than a common law employee shall not be treated as an employee for purposes of the plan regardless of a later agency or judicial determination to the effect that such individual is a common law employee of a Participating Employer.

See Sections 1.19 and 1.29 for provisions governing eligibility of an employee to become a participant in the plan.

               1.21   "Entry date" means the first day of each calendar month.

               1.22 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended (including amendments of the Code affected thereby), and rules and regulations issued thereunder.

               1.23 "Final average compensation" of a participant means the average of his annual compensation for his 5 consecutive plan years within the last 10 plan years, including the plan year in which occurs his retirement date or other accrual date as specified in Section 1.1., which will produce the highest average. If a participant has less than 5 consecutive plan years of compensation, "final average compensation" means the average of his annual compensation for those plan years within the last 10 plan years in which he received compensation.

               1.24 "Highly compensated participant" means any participant who is a highly compensated employee. "Highly compensated employee" means any employee who:

               (a) during the plan year or preceding plan year was at any time a 5 percent owner (as defined in Section 416(i)(l)(B) of the Code); or

               (b) during the preceding plan year received statutory compensation (as defined in Section 1.43) from the Company and affiliated employers in excess of $80,000 (as adjusted pursuant to Section 414(q)(1)) and was in the top-paid group of employees for such preceding plan year.

For purposes of this Section 1.24, the following provisions shall apply:

               1.24.1 An employee who performs service for the Company or any affiliated employer at any time during a plan year shall be in the top-paid group of employees for such year if such employee is in the top 20 percent of the employees of the Company ranked on the basis of statutory compensation paid during such year.

               1.24.2 A former employee shall be treated as a highly compensated employee if he was a highly compensated employee when he separated from service, or was a highly compensated employee at any time after attaining age 55.

The determination of who is a highly compensated employee, including the determination of the number and identity of employees in the top-paid group, shall be made in accordance with Section 414(q) of the Code.

               1.25   "Hour of service" means the following:

               1.25.1 Each hour for which an employee is paid, or entitled to payment by, the Company or an affiliated employer for the performance of duties. Each such hour shall be credited to the computation period in which the duties are performed.

               1.25.2 Each hour for which an employee is paid, or entitled to payment, by the Company or an affiliated employer for a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) by reason of vacation, holiday, illness, incapacity (including disability), lay-off, jury duty, military duty or leave of absence. Each such hour shall be credited to the computation period or periods in which the period during which no duties are performed occurs. In applying this Section 1.25.2, the following provisions shall apply:

                      (i) The number of hours to be credited with respect to any single continuous period, whether or not such period occurs in a single computation period, shall be the lesser of: (a) 501 hours, or (b) the number of hours for which the employee is paid with respect to such single continuous period;

                      (ii) No hours shall be credited with respect to payments made to the employee for the purpose of complying with applicable workers' compensation, unemployment compensation or disability insurance laws, or payments made solely to reimburse an employee for medical or medically related expenses incurred by the employee; and

                      (iii) An amount paid to an employee by the Company or an affiliated employer indirectly, such as by a trust, fund or insurer to which the Company or affiliated employer makes contributions or pays premiums, shall be deemed to be paid by the Company or affiliated employer.

               1.25.3 Each hour (to the extent not included in Section 1.25.1 or 1.25.2) for which back pay (irrespective of mitigation of damages) has been either awarded or agreed to by the Company or an affiliated employer. Each such hour shall be credited to the computation period or periods to which the award or agreement pertains rather than to the computation period in which the award, agreement or payment is made.

               1.25.4 Each hour for which an employee is not actually in service but is required to be given credit for service under any law of the United States, including, but not limited to the Family and Medical Leave Act of 1993 and the Uniformed Services Employment and Reemployment Rights Act of 1994. Each such hour shall be credited to the computation period or periods for which the employee is required to be given credit for service.

               1.25.5 Solely for the purpose of determining whether an employee has incurred a break in service, each hour with respect to a period during which he is absent from work for maternity or paternity reasons which otherwise would be credited to such employee but for such absence, or if such hours cannot be determined, 8 hours of service per day of such absence. For purposes of this Section 1.25.5, an absence from work for maternity or paternity reasons means an absence (a) by reason of the pregnancy of the employee; (b) by reason of the birth of a child of the employee; (c) by reason of the placement of a child with the employee in connection with the adoption of such child by such employee; or (d) for purposes of caring for such child for a period beginning immediately following such birth or placement. The hours of service credited under this Section 1.25.5 shall be credited with respect to the computation period in which the absence begins, if necessary to prevent a break in service in such computation period. In all other cases, such hours of service shall be credited to the subsequent computation period. No more than 501 hours of service shall be required to be credited for maternity or paternity reasons. No credit shall be given under this Section 1.25.5 unless the employee furnishes to the Committee such timely information as the Committee reasonably may require to establish that the absence is for a reason described in this Section 1.25.5 and the number of days for which there was such an absence.

                  1.25.6 Solely for the purpose of determining whether an employee has incurred a break in service, an employee who is absent from work due to a leave of absence approved by the Participating Employer for which he is not paid (other than a leave of absence for maternity or paternity reasons) shall be credited with each hour of service such employee would otherwise be credited with but for such leave of absence. The hours of service credited pursuant to this Section 1.25.6 shall be credited with respect to the computation period in which the absence begins, if necessary to prevent a break in service in such computation period. In all other cases, such hours of service shall be credited to the subsequent computation period. No more than 501 hours of service shall be required to be credited due to such leave of absence. The hours of service granted pursuant to the provisions of this Section 1.25.6 shall be disregarded if the participant does not return to service upon the expiration of such leave of absence; provided that this sentence shall not apply if the employee dies or becomes disabled during such leave of absence.

An employee with respect to whom the Company or an affiliated employer maintains records of hours for which payment for the performance of duties is made shall be credited with hours of service on the basis of such records. Any other employee shall be credited with 45 hours of service for each week if under this
Section 1.25 he would be credited with at least one hour of service for such week. The provisions of this Section 1.25 shall apply in accordance with the provisions of United States Department of Labor Regulations Section 2530.200b-2(b) and (c), which is incorporated herein by reference.

                  1.26 "Leased employee" means any individual, other than an employee of the Company or an affiliated employer (the "recipient employer") who, pursuant to an agreement between the recipient employer and any other person (the "leasing organization") has performed services for the recipient employer, or the recipient employer and related persons determined in accordance with Section 414(n) of the Code, on a substantially full-time basis for a period of at least one year, and such services are performed under the primary direction or control of the recipient employer. Contributions or benefits provided a leased employee by the leasing organization that are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer. A leased employee shall not be considered an employee of the recipient employer if: (a) such individual is covered by a money purchase pension plan providing (i) a nonintegrated employer contribution rate of at least 10 percent of statutory compensation, (ii) immediate participation, and (iii) full and immediate vesting; and (b) leased employees do not constitute more than 20 percent of the recipient employer's nonhighly compensated work force (as defined in Section 414(n)(C) of the Code).

          1.27 "Minimum death benefit" with respect to a participant who dies on or before his earliest retirement age means the same benefit that would be payable to the participant's spouse had the participant terminated service at the earlier of his date of death or date of termination of service, survived to his earliest retirement age, retired with an immediate joint and 50% survivor annuity (as defined in Section 1.35) at his earliest retirement age, and died on the day thereafter. "Minimum death benefit" with respect to a participant who dies after his earliest retirement age means the same benefit that would be payable to the participant's spouse had the participant retired with an immediate joint and 50% survivor annuity on the day before the participant's date of death. In either situation, if a participant elects a joint and 100% survivor annuity before his death, the amount of the payments provided in this
Section 1.27 and Section 4.2.1, shall be determined in accordance with such election.

          1.28 "Normal retirement age" of a participant means the later of (i) age 65, or (ii) the 5th anniversary of the participant's initial participation in the plan. The "normal retirement date" of a participant means the first day of the calendar month coincident with or next following attainment of his normal retirement age.

          1.29 "Participant" means with respect to any plan year an eligible employee who has entered the plan and any former employee who has an accrued benefit under the plan. An employee or former employee on the effective date who was a participant in the predecessor plan immediately preceding the effective date, shall be a participant in this plan as of the effective date. An eligible employee who has not otherwise entered the plan shall become a participant as of the entry date next following the later of (i) attainment of age 21, or (ii) the close of the first computation period (as defined in Section 1.12.1) during which he completes 1,000 or more hours of service. For the purpose of applying the foregoing provisions of this Section 1.29, the following provisions shall apply:

          1.29.1 An eligible employee who is not in service on the date he is eligible to enter the plan and who reenters service as an eligible employee before his entry date shall enter the plan on his entry date.

          1.29.2 An eligible employee who is not in service on the date he is eligible to enter the plan and who reenters service as an eligible employee after his entry date but before incurring 5 consecutive breaks in service shall enter the plan on the date he reenters service.

          1.29.3 An eligible employee who is not in service on the date he is eligible to enter the plan and who reenters service as an eligible employee after incurring 5 consecutive breaks in service shall be treated as a new employee for eligibility purposes.

          1.29.4 A participant who terminates service and reenters service as an eligible employee shall reenter the plan on the date he reenters service if at the time of such termination of service he had a vested interest in his accrued benefit under the plan, or if he did not have a vested interest in his accrued benefit, the number of his consecutive breaks in service is less than 5.

          1.29.5 A participant who terminates services and reenters service as an eligible employee shall be treated as a new employee for eligibility purposes if at the time of such termination of service he does not have a vested interest in his accrued benefit under the plan and the number of his consecutive breaks in service equals or exceeds 5.

See Section 18 and Exhibits C, D, E and F for special provisions that may apply to employees of companies or businesses acquired by the Company or one of its affiliates.

          1.30 "Participating Employer" means the Company and each employer that has adopted the plan and is listed on Exhibit A attached hereto. See
Section 14 for special provisions concerning Participating Employers.

          1.31 "Plan" means the BB&T Corporation Pension Plan, as herein set out or as duly amended.

          1.32 "Plan year" means the 12-month period ending on December 31 of each year.

          1.33 "Predecessor plan" means the BB&T Corporation Pension Plan in effect prior to January 1, 2000, and any other plan which was merged into such plan prior to such date. The term

"predecessor plan" shall also include any plan which is merged into this plan after the effective date. The "Southern National predecessor plan" means the Southern National Retirement Plan as in effect as of December 31, 1995. The "BB&T predecessor plan" means the Retirement Plan for the Employees of Branch Banking and Trust Company in effect as of December 31, 1995.

          1.34 "Qualified election" means the waiver of a qualified joint and survivor annuity or a qualified preretirement survivor annuity made by a participant in writing and filed with the Committee during the election period. No such election shall be effective unless: (a) the participant's spouse consents in writing to the election; (b) the election designates a specific alternate beneficiary or a class of beneficiaries, including any contingent beneficiary, which may not be changed without spousal consent, or the spouse acknowledges the right to limit consent to a specific beneficiary, voluntarily relinquishes such right, and expressly permits such designations without further spousal consent; (c) the spouse's consent acknowledges the effect of the election; and (d) the spouse's consent is witnessed by a representative of the Committee or a notary public. Additionally, a participant's waiver of the qualified joint and survivor annuity shall not be effective unless the election also designates a method of payment, as described in Sections 4.1.1through 4.1.4, which may not be changed without spousal consent or the spouse acknowledges the right to limit consent to a specific method of payment, voluntarily relinquishes such right, and expressly permits such designation without further spousal consent. Spousal consent shall not be required if it is established to the satisfaction of the Committee that there is no spouse or the spouse cannot be located. If the spouse is legally incompetent to give consent, the spouse's legal guardian may give consent. If the participant is legally separated or has been abandoned and has a court order recognizing such abandonment, spousal consent shall not be required unless a qualified domestic relations order, as defined in Section 414(p) of the Code, provides otherwise. The election made by the participant and any required consent by the spouse may be revoked by the participant in writing without the consent of the spouse at any time during the applicable election period.

A participant's waiver of the qualified joint and survivor annuity shall be revoked automatically if the participant dies before benefit payments commence. The number of revocations is not limited. Any new election must comply with the requirements of this Section 1.34. A former spouse's consent shall not be binding on a new spouse. The election in effect as of the close of the election period shall be irrevocable. No consent obtained under this provision shall be valid unless the participant has received notice as provided in Section 4.3.6.

          1.35 "Qualified joint and survivor annuity" means an annuity that is the actuarial equivalent of a single life annuity (as defined in Section 1.40), providing approximately equal monthly installments payable to the participant on the first day of each calendar month commencing no later than the required beginning date (as defined in Section 1.37) and continuing for the life of the participant with a survivor annuity for the life of the participant's spouse, if the participant is survived by the spouse to whom he was married on his retirement date, which is 50 percent of the amount of the annuity payable during the joint lives of the participant and his spouse (a "joint and 50 percent survivor annuity"), unless the participant elects for the spouse to receive the same amount payable during their joint lives (a "joint and 100 percent survivor annuity").

          1.36 "Qualified preretirement survivor annuity" means an annuity providing approximately equal monthly installments payable to the surviving spouse of the participant on the first day of each calendar month and continuing for the life of such spouse.

          1.37 "Required beginning date" means April 1 of the calendar year following the later of (a) the calendar year in which the participant attains age 70 1/2, or (b) the calendar year in which the participant retires. Notwithstanding the foregoing, the required beginning date of a participant who is a 5 percent owner (as defined in Section 416 of the Code) shall be April 1 of the calendar year following the calendar year in which the participant attains age 70 1/2. Distribution of the entire benefit of a participant shall commence no later than the required beginning date. In the event that, as of the required beginning date, the amount of the payment to commence cannot be determined or the recipient thereof cannot be located after a reasonable effort has been made to locate him, payments retroactive to the required beginning date shall be made within 60 days after the amount has been determined or the recipient has been located, whichever is applicable.

          1.38   "Retire" or "retirement" means retirement within the meaning of
Section 2.1, 2.2, 2.3 or 2.4.

          1.39 "Service" means employment by the Participating Employer or an affiliated employer as an employee.

          1.40 "Single life annuity" means an annuity providing approximately equal monthly installments to the participant on the first day of each calendar month and continuing for the life of the participant.

          1.41 "Social Security retirement age" means the age determined in accordance with the following table, based on the participant's year of birth:


                 Year of Birth             Social Security Retirement Age
                 -------------             ------------------------------
                 1937 or earlier                         65
                 1938-1954                               66
                 1955 or later                           67

          1.42 "Spouse" or "surviving spouse" means the legally married spouse or surviving spouse of a participant; provided, that a former spouse shall be treated as the spouse or surviving spouse of the participant to the extent provided under a qualified domestic relations order described in Section 414(p) of the Cod e.

          1.43   "Statutory compensation" means wages within the meaning of
Section 3401(a) of the Code and all other payments of compensation to an employee by a Participating Employer (in the course of the Participating Employer's trade or business) for which the Participating Employer is required to furnish the employee a written statement under Sections 6041(d), 6051(a)(3) and 6052 of the Code, other than amounts paid or reimbursed by the Participating Employer for moving expenses incurred by the employee to the extent that at the time of the payment it is reasonable to believe that these amounts are deductible by the employee under Section 217 of the Code. Compensation must be determined for this purpose without regard to any rules under Section 3401(a) of the Code that limit the remuneration included in wages based on the nature or location of the employment or the services performed. For plan years beginning on or after January 1, 1998, the statutory compensation of an employee shall include any elective deferral (as defined in Section 402(g)(3) of the Code) and any other amount which is contributed or deferred by the Participating Employer at the election of the employee and which is not includible in the gross income of the employee by reason of Sections 125 or 457 of the Code. For purposes of Section 16 (relating to the special top-heavy provisions), the statutory compensation of any participant shall be limited to the annual compensation limitation as described in Section 1.11.

          1.44 "Trust agreement" means the agreement between the Company and the Trustee which is a part of the plan.

          1.45 "Trust" or "trust fund" means the trust fund held by the Trustee under the plan.

          1.46 "Trustee" shall mean the entity appointed by the Company to administer the Trust.

          1.47   "Vesting service" means the following:

          1.47.1 With respect to service prior to the effective date of the plan, years of service taken into account for vesting purposes as determined pursuant to the terms of the predecessor plan.

          1.47.2 With respect to service on or after the effective date, 1,000 or more hours of service during a computation period; provided, that the following provisions shall apply:

          (i) Except as otherwise provided in subparagraph (ii) immediately following, if an employee has a break in service, years of vesting service of such employee prior to such break shall not be taken into account unless and until he has a year of vesting service following recommencement of service; and


          (ii) Notwithstanding the foregoing, if an employee has a break in service, all years of vesting service prior to such break shall be disregarded if: (a) he has no vested interest in his accrued benefit at the time of such break, and (b) the number of his consecutive breaks in service equals or exceeds 5. For the purpose of determining years of vesting service prior to such break, any years of vesting service previously disregarded under this subparagraph (ii) shall be excluded.


          1.47.3 Years of vesting service shall include any period for which an employee would have been a leased employee but for the requirement that a leased employee perform service for the Company, or the Company and related persons determined in accordance with Section 414(n)(6) of the Code, on a substantially full-time basis for a period of at least one year.

          Section 2      Termination of Service:
          ---------      ----------------------

          2.1 Normal Retirement: As of his normal retirement date, a participant in service shall be eligible to retire and receive his annual normal retirement benefit. The annual normal retirement benefit of a retired participant shall be computed on the basis of a single life annuity with respect to him equal to the sum of the amounts determined pursuant to Sections 2.1.1 and 2.1.2, as follows:

          2.1.1 1 percent of the participant's final average compensation multiplied by his years of creditable service (not in excess of 35 years); plus

          2.1.2 .5 percent of the participant's final average compensation in excess of his covered compensation multiplied by his years of creditable service (not in excess of 35 years).

The following provisions shall apply:

          (a) In no event shall the annual normal retirement benefit payable to a participant under the plan be less than the greatest early retirement benefit he could have received (computed as a single life annuity) had he been eligible for and elected early retirement pursuant to the applicable provisions of Section 2.3.

          (b) In no event shall the annual normal retirement benefit of a participant in this plan who was a participant in the predecessor plan immediately preceding the effective date be less than his accrued benefit determined pursuant to the applicable provisions of the predecessor plan immediately preceding such date.

          (c) In no event shall the annual normal retirement benefit of a participant in this plan who was a participant in the Southern National predecessor plan and was employed by the Company prior to January 1, 1979, be less than his accrued benefit determined pursuant to the applicable provisions of the Southern National predecessor plan as of December 31, 1995.

          (d) Each Section 401(a)(17) employee's accrued benefit under this plan shall be the greater of the accrued benefit determined for the employee under (1) or (2) below:

                 (1) the employee's accrued benefit determined with respect to the benefit formula applicable for the plan year beginning on or after January 1, 1994, as applied to the employee's total years of creditable service taken into account under the plan for the purposes of benefit accruals; or

                 (2) the employee's accrued benefit as of the last day of the last plan year beginning before January 1, 1994, frozen in accordance with Section 1.401(a)(4)-13 of the Treasury Regulations.

          A Section 401(a)(17) employee means an employee whose current accrued benefit as of a date on or after the first day of the first plan year beginning on or after January 1, 1994, is based on compensation for a year beginning prior to the first day of the first plan year beginning on or after January 1, 1994, that exceeded $150,000.

          (e) See Section 18 and Exhibits C, D, E and F for special rules that may apply to employees of companies or businesses acquired by the Company or one of its affiliates.

          2.2 Delayed Retirement: If a participant remains in service following his normal retirement date, his retirement date (his "delayed retirement date") shall be the first day of the calendar month next following the date he terminates service for any reason other than death. The delayed retirement benefit of a participant as of any date after his normal retirement date shall be the greater of (i) his accrued benefit as of his delayed retirement date based on his final average compensation and years of creditable service as of his delayed retirement date, or (ii) his accrued benefit as of his normal retirement date based on his final average compensation and years of creditable service as of his normal retirement date, increased actuarially to his delayed retirement date. Payment of his delayed retirement benefit shall be deferred until the earlier of his delayed retirement date or his required beginning date, whereupon he shall commence receiving such benefit determined as of such date. If the participant's required beginning date occurs prior to his delayed retirement date, his benefit shall be recalculated as of the last day of each plan year beginning on or after such required beginning date in order to reflect any additional benefit accrued pursuant to this Section
2.2. Payment of such delayed retirement benefit shall be made pursuant to
Section 4.

          2.3 Early Retirement: A participant in service who has both attained at least age 55 (but not normal retirement age) and completed 10 or more years of vesting service may retire as of the first day of any calendar month following written notice of at least 30 days to the Participating Employer and the Committee (his "early retirement date"). Notwithstanding the foregoing, the 10 years of vesting service requirement shall not apply to a participant who was a participant in the BB&T predecessor plan and had attained at least age 55 and completed 5 years of vesting service as of December 31, 1995. The participant's early retirement benefit shall be payable to him as of his early retirement date and shall equal his accrued benefit as of such date reduced in the manner described in Exhibit B attached hereto to reflect the commencement of payment prior to his normal retirement date. Payment of such early retirement benefit shall be made pursuant to Section 4.

          2.4 Disability Retirement: If a participant in service becomes disabled within the meaning of Section 1.15 before he is eligible for normal retirement, he shall continue to accrue benefits under the plan during his "period of disability," which will commence on the date his disability is established and end on the earlier of (i) the date he ceases to receive or to be eligible to receive disability benefits under the BB&T Corporation Disability Plan; or (ii) his normal retirement date. The date the disabled participant's period of disability ends shall be referred to herein as his "disability retirement date." During his period of disability, the disabled participant shall be credited with hours of service as if he were an active employee performing services for the Participating Employer and shall be treated as if he had continued to receive the compensation he was receiving during the last full plan year immediately preceding the plan year in which occurs the establishment of his disability. If the disabled participant has attained normal retirement age as of his disability retirement date, he shall be eligible to retire and receive his accrued benefit determined as of his disability retirement date. If the disabled participant has not attained normal retirement age as of his disability retirement date but is eligible for early retirement as of such date, he may elect to receive as of such date his early retirement benefit determined in the manner provided in Section 2.3. If the disabled participant has not attained normal retirement age and is not eligible for early retirement as of his disability retirement date, he shall be deemed to have terminated service on his disability retirement date, and the benefit to be paid to him shall be determined in the manner provided in Section 2.5.

          2.5 Termination of Service: If a participant who is not eligible to retire terminates service, his vested accrued benefit shall be determined as of the first day of the calendar month coincident with or next following the date of such termination. Payment of such vested accrued benefit shall commence at his normal retirement date if he is then living in the same manner as if he were then in service; provided, that the following provisions shall apply:

          2.5.1 If the participant's vested accrued benefit, determined as of the first day of the calendar month coincident with or next following his date of termination, is zero, the participant shall be deemed to have received a distribution of such vested accrued benefit. His nonvested accrued benefit shall be treated as a forfeiture for purposes of Section 3.3.

          2.5.2 If a participant terminates service and has satisfied the service requirement but not the age requirement for early retirement under Section 2.3, he may elect early retirement as of the first day of any calendar month next following satisfaction of the age requirement for early retirement as if he were an active participant electing early retirement as of such date.

          2.5.3 If the actuarial equivalent of the vested accrued benefit of the participant does not exceed $5,000 (or at the time of any prior distribution in plan years beginning before August 6, 1997 exceeded $3,500 or in plan years beginning after August 5, 1997 exceeded $5,000), such benefit shall be paid to the participant in cash in a lump sum as soon as practicable following his termination date. If a distribution is made pursuant to this Section 2.5.3 to a participant before he attains age 55, the Committee shall advise the participant that an additional income tax may be imposed in an amount equal to 10 percent of the portion of the amount received which is includible in his gross income for such taxable year. See
          Section 17 for special rules that allow the participant to have lump sum payments made pursuant to this Section 2.5.3 transferred directly to an eligible retirement plan.

               2.6 Special Limitation on Benefits: Notwithstanding any other provision of the plan, for limitation years beginning on and after January 1, 1987, in no event shall the annual retirement benefit to which a participant is entitled under the plan (computed as a single life annuity without taking into account ancillary benefits or the value of a qualified joint and survivor annuity) exceed the lesser of: (i) $90,000, referred to herein as the "dollar limitation", or (ii) 100 percent of the participant's average statutory compensation for the period of 3 consecutive calendar years (or the actual number of consecutive years of employment with the Company if the participant was employed by the Company for fewer than 3 consecutive years) which produces the highest average, referred to herein as the "compensation limitation"; provided, that if a participant was a participant in the plan before January 1, 1987, and his current accrued benefit as of the last day of the plan year ending in 1986 exceeds the dollar limitation with respect to him (but such current accrued benefit did not exceed the dollar limitation as in effect with respect to him on January 1, 1987), the dollar limitation of this Section 2.6 shall equal such current accrued benefit. For limitation years beginning on and after January 1, 1988, the amount of the dollar limitation and the amount of the compensation limitation shall be adjusted in accordance with Treasury regulations to reflect increases in the cost of living. In applying the provisions of this Section 2.6, the following provisions shall apply:


               2.6.1 If benefits are payable under the plan to a participant at or after attainment of age 62 but before attainment of his Social Security retirement age, the dollar limitation shall be reduced by 5/9 of 1 percent for each of the first 36 months by which the benefits commence before the month in which the participant attains Social Security retirement age, and by 5/12 of 1 percent for each additional month by which the benefits commence before the month in which the participant attains Social Security retirement age. In the event benefits are payable under the plan to a participant prior to attainment of age 62, the dollar limitation shall be reduced to the actuarial equivalent of a benefit equal to such dollar limitation payable at age 62, and further reduced for each month by which benefits commence before the month in which the participant attains age 62. The reduced dollar limitation shall be the lesser of the equivalent amount determined using the plan's early retirement reduction factors specified in Exhibit B and the equivalent amount computed using 5 percent and the applicable mortality table described in
     Section 1.2. No cost-of-living increase under Section 415(d)(1) of the Code shall be taken into account before the limitation year for which such increase first takes effect.

          2.6.2 If benefits are payable under the plan to a participant following attainment of his Social Security retirement age, the dollar limitation shall be increased to the actuarial equivalent of a benefit equal to such dollar limitation payable at such retirement age. For the purpose of determining actuarially equivalent amounts pursuant to this Section 2.6.2, the interest rate assumption shall not exceed the lesser of 5 percent or the rate specified in Section 1.2 at the time such determination is made, and no cost-of-living increase under
     Section 415(d)(1) of the Code shall be taken into account before the limitation year for which such increase first takes effect.

          2.6.3 Subject to the provisions of Section 2.6.4, the limitation on benefits in this Section 2.6 shall not apply with respect to a participant if the annual retirement benefit of such participant (determined without regard to the participant's age when such benefit commences or to the manner in which such benefit is payable) under this plan and all other defined benefit plans of the Company is $10,000 or less, and if the Company has not at any time maintained a defined contribution plan in which the participant has participated.

          2.6.4 If a participant has fewer than 10 years of participation at the date retirement benefit payments under the plan commence with respect to him, the dollar limitation shall be reduced by multiplying such limitation by a fraction the numerator of which is his number of months of participation and the denominator of which is 120. If a participant has fewer than 10 years of service at the date retirement benefit payments under the plan commence with respect to him, the compensation limitation and the $10,000 limitation shall be reduced by multiplying the applicable limitation by a fraction the numerator of which is his number of months of service with the Company and the denominator of which is 120. For purposes of this Section 2.6.4, "month of participation" or "month of service" means any month in which the participant completes 83 or more hours of service.

          2.6.5 This Section 2.6.5 shall apply with respect to limitation years beginning prior to January 1, 2000. If an individual is at any time a participant in the plan and in a defined contribution plan of the Company, the sum of the defined benefit fraction (as defined in this Section 2.6.5) and the defined contribution fraction (as defined in this Section 2.6.5) for any limitation year shall not exceed 1.0; provided, that if the limitations of Section 415 of the Code as in effect for the last limitation year beginning before January 1, 1987 were not exceeded for such limitation year, but the limitation of this
     Section 2.6.5 would be exceeded for any subsequent year, the defined contribution fraction computed for the limitation year beginning before January 1, 1987, shall be permanently adjusted by subtracting from the numerator an amount equal to the product of (i) and (ii), where (i) is the amount by which the sum of the defined benefit fraction and the defined contribution fraction exceed 1.0, and (ii) is the denominator of the defined contribution fraction, determined as of the day next preceding the first limitation year beginning after December 31, 1986. For purposes of this Section 2.6.5, the defined benefit fraction for any limitation year of this plan shall be a fraction the numerator of which is the projected annual retirement benefit of the participant under this plan (as determined as of the close of such limitation year), and the denominator of which is the lesser of (i) the product of 1.25 and the dollar limitation for the limitation year, or (ii) the product of 1.4 and the compensation limitation for the limitation year; provided, that in the case of an individual who was a participant in the plan before January 1, 1983, if such participant's current accrued benefit as of December 31, 1982 exceeds the dollar limitation, the denominator of the defined benefit fraction shall be the product of 1.25 and the amount of such participant's current accrued benefit as of December 31, 1982. The defined contribution fraction for any limitation year of a defined contribution plan shall be a fraction the numerator of which is the sum of the annual additions to the participant's account (or accounts) through the close of such limitation year, and the denominator of which is the sum of the lesser of (A) or (B) for such limitation year and for each prior limitation year during which the participant was an employee of the Company (regardless of whether a plan was in existence during those years), where (A) is the product of 1.25 and the dollar limitation in effect for defined contribution plans for such limitation year (referred to herein as the "defined contribution dollar limitation") and (B) is the product of 1.4 and 25 percent of the participant's statutory compensation for such limitation year (referred to herein as the "defined contribution compensation limitation"); provided, that the plan administrator may elect for the denominator of the defined contribution fraction for all limitation years ending before January 1, 1983 to be the product of the denominator of the defined contribution fraction computed as of the limitation year ending in 1982 and the transition fraction. The transition fraction is a fraction the numerator of which is the lesser of
     (I) $51,875, or (II) the product of 1.4 and the defined contribution compensation limitation for the limitation year ending in 1981, and the denominator of which is the lesser of (a) $41,500, or (b) the defined contribution compensation limitation for the limitation year ending in 1981. If the limitation of this
     Section 2.6.5 would be exceeded for any limitation year, the reduction necessary to comply with the limitation shall be made in the numerator of the defined benefit fraction.

          2.6.6 For the purpose of applying the rules of this Section 2.6, the following provisions shall apply: (a) the "limitation year" shall be the plan year; (b) all defined benefit plans of the Company shall be considered as a single plan, and all defined contribution plans of the Company shall be considered as a single plan; (c) "projected annual benefit" means the annual normal retirement benefit payable in the form of a single life annuity (with no ancillary benefits) to which a participant would be entitled under the terms of the plan if the following factors are assumed: (i) the participant will continue employment with the Company until he reaches Social Security retirement age (or until his then current age, if he has previously reached Social Security retirement age); (ii) the participant's statutory compensation for the limitation year will remain the same until the date the participant attains Social Security retirement age;
     (iii) all other
     relevant factors used to determine benefits under the defined benefit plan for the limitation year will remain constant for all future limitation years; (d) "current accrued benefit" means the accrued benefit of a participant as of the last day of the plan year computed as a single life annuity (with no ancillary benefits); provided, that in computing a participant's current accrued benefit as of the last day of the plan year ending in 1982, no amendments to the plan adopted after July 1, 1982, which would affect such benefit and no cost-of-living adjustments occurring after July 1, 1982, shall be taken into account; further provided, that in computing a participant's current accrued benefit as of the last day of the plan year ending in 1986, no amendment to the plan adopted after May 5, 1986 which would affect such benefit and no cost-of-living adjustments occurring after May 5, 1986 shall be taken into account; (e) the "annual addition" with respect to any limitation year of any defined contribution plan beginning on or after January 1, 1987, means the sum of the following items allocated on behalf of a participant to his account (or accounts) under such defined contribution plan: (i) Company contributions; (ii) all forfeitures; and (iii) the participant's nondeductible employee contributions (nondeductible employee contributions shall be considered made with respect to a particular plan year if such contributions actually are made by the participant during such plan year or within 30 days after the close of such plan year);
     (iv) amounts allocated after March 31, 1984 to an individual medical account, as defined in Section 415(l) of the Code, which is part of a defined benefit plan maintained by the Company; (v) amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a key employee, as defined in Section 419A(d) of the Code, under a welfare benefit fund, as defined in Section 419(e) of the Code, maintained by the Company; provided, that the following are not "annual additions": (1) transfers of funds from one qualified plan to another; (2) rollover contributions (as defined in Sections 402(a)(5), 403(a)(4) and 408(d)(3) of the
     Code); (3) repayments of loans made to a participant from the plan; (4) repayments of distributions received by an employee pursuant to Section 411(a)(7)(B) of the Code; (5) repayments of distributions received by an employee pursuant to Section 411(a)(3)(D) of the Code (mandatory contributions); (6) employee contributions to a simplified employee pension allowed as a deduction under Section 219(a) of the Code; and (7) deductible employee contributions to a qualified plan; (f) "defined contribution plan" means a plan which provides for an individual account for each participant and for benefits based solely on the amount contributed to the participant's account and any income, expenses, gains and losses, and any forfeitures of accounts of other participants that may be allocated to such participant's account; and "defined benefit plan" means any plan, including this plan, which is not a defined contribution plan; provided, that only plans described in Section 415(k)(1) of the Code shall be included within the definition of a defined contribution plan or a defined benefit plan, as the case may be; and (g) any affiliated employer shall be considered to be the Company; provided, that for purposes of this Section 2.6, determination of the members of a controlled group or employers under common control pursuant to Sections 414(b) and (c) of the Code shall be made by substituting the phrase "more than 50 percent" for the phrase "at least 80 percent" each place it appears in Section 1563(a)(1) of the Code.

          2.6.7 Notwithstanding the provisions of this Section 2.6, the following special provisions shall apply:

                 (i)   Except as provided in subparagraph (ii) of this
          Section 2.6.7, for purposes of adjusting any benefit payable in any form other than a single life annuity, the interest rate assumption shall be either five percent (5%) or the rate described in Section 1.2, whichever produces the greatest single life annuity;

                 (ii) For purposes of adjusting any benefit or any form of benefit subject to Section 417(e) of the Code, the applicable interest rate described in Section 1.2 shall be substituted for five percent (5%) in subparagraph (i) of this Section 2.6.7; and

                 (iii) For purposes of adjusting any benefit or limitation pursuant to this Section 2.6, the mortality table used shall be the applicable mortality table described in
          Section 1.2.

          Section 3.  Vesting:
          ---------   -------

          3.1 Full Vesting: The accrued benefit of each participant who completes an hour of service in a plan year beginning after December 31, 1999, shall be fully vested (subject to forfeiture only upon death, and then only to the extent provided herein) on the first to occur of:

          3.1.1 Completion of his first hour of service on or after attainment of normal retirement age; or

          3.1.2  Completion of 5 or more years of vesting service.

See Section 10 for provisions regarding vesting on termination of the plan. See
Section 18 and Exhibits C, D, E and F for special provisions that may apply to employees of companies or businesses acquired by the Company or one of its affiliates. If a participant whose accrued benefit is vested in him terminates service, such vested accrued benefit shall be payable to him as provided in
Section 2.5.

          3.2 Vesting Service: For the purposes of Section 3.1.2, all years of vesting service of an employee shall be taken into account.

          3.3 Forfeitures: If a participant who is not vested in his accrued benefit (i) has 5 consecutive breaks in service; (ii) dies; or (iii) terminates service and is deemed to receive a distribution pursuant to Section 2.5.1, he shall forfeit his accrued benefit. Such forfeited accrued benefit shall be used to reduce the cost of the plan to the Participating Employer consistent with the actuarial methods then being used in determining accrued liabilities under the plan. If a participant forfeits his accrued benefit under subparagraph (iii), such forfeited accrued benefit shall be restored if the participant reenters service before he incurs his 5th consecutive break in service.

          3.4 Predecessor Plan: In no event may the vested percentage of the accrued benefit of a participant under this plan who was a participant in the predecessor plan immediately prior to the effective date of this plan be less than the vested percentage of his accrued benefit under the applicable provisions of the predecessor plan had the predecessor plan continued in effect through the date such vested percentage is determined.

          3.5 Change in Vesting Schedule: If an amendment to the plan directly or indirectly affects determination of a participant's vested percentage, or the plan is deemed amended by an automatic change to or from the top-heavy vesting schedule in Section 16.2.2, each participant in service with at least 3 years of vesting service may irrevocably elect to have his vested percentage determined without regard to such amendment. Such participant may make such election during the period beginning on the date such amendment is adopted and ending on the date that is 60 days after the latest of the date (i) such amendment is adopted; (ii) such amendment is effective; or (iii) the Committee advises the participant in writing of such amendment.

          Section 4.  Payment of Benefits:
          ---------   -------------------

          4.1    Payment of Retirement Benefits Other Than Disability Benefits:
On retirement, the vested accrued benefit of a participant under the plan, determined pursuant to the applicable provisions of Sections 2 and 3 (his "vested retirement benefit"), shall be payable in accordance with the provisions of this Section 4.1. The vested retirement benefit of a participant who has a spouse on the annuity starting date shall be paid in the form of a qualified joint and survivor annuity. The vested retirement benefit of a participant who does not have a spouse on the annuity starting date shall be paid in the form of a single life annuity. Notwithstanding the foregoing, a participant may file a qualified election during the election period for his vested retirement benefit to be paid under one of the following methods applicable to him, each of which shall be the actuarial equivalent of the participant's vested retirement benefit:

          4.1.1 Single life annuity: Approximately equal monthly installments to the participant on the first day of each calendar month for as long as he lives.

          4.1.2 Ten-year certain and life annuity: Approximately equal monthly installments to the participant, on the first day of each calendar month for 120 months certain and thereafter on the first day of each calendar month for as long as he lives, and providing that, if the participant dies before the expiration of the 120 months certain, payment of the monthly amount shall be made to the participant's beneficiary for the remainder of the 120 months certain. No benefit shall be payable to a beneficiary following the expiration of the 120 months certain.

          4.1.3 Joint and survivor annuity: Approximately equal monthly installments to the participant, on the first day of each calendar month for as long as he lives with a survivor annuity for the life of the participant's beneficiary which is either 50 percent or 100 percent, as elected by the participant, of the amount of the annuity payable during the joint lives of the participant and his beneficiary.

          4.1.4 Level income: If the participant retires prior to the date on which he may receive Social Security benefits, an annuity payable to him in monthly installments on the first day of each calendar month for as long as he lives, adjusted to provide level income when aggregated with monthly social security benefits to which he is entitled; that is, the monthly amount payable to him under the plan prior to the date on which he may receive Social Security benefits equals as nearly as practicable the sum of the monthly amounts payable to him from the plan following such date and the primary insurance amount payable to him under the Federal Social Security Act in effect on the date benefits become payable to him from the plan (whether or not he actually receives such Social Security benefits).

          4.2 Payment of Death Benefits: On the death of any vested participant, whether or not such participant is in service at the time of death, his surviving spouse, if any, or beneficiary shall be entitled to receive the applicable death benefit, as follows:

          4.2.1 Death prior to annuity starting date: On the death of any vested participant with respect to whom benefit payments have not commenced under the plan, a death benefit shall be payable, as follows:

                 (i) If the participant's beneficiary is his surviving spouse, his surviving spouse shall be entitled to receive the minimum death benefit payable in the form of a qualified preretirement survivor annuity commencing as of the first day of the calendar month following the later of the participant's death or earliest retirement age.

                 (ii) If the participant's beneficiary is not his surviving spouse, his beneficiary shall be entitled to receive a death benefit determined in accordance with the provisions of this subparagraph (ii). If the participant dies on or before his earliest retirement age, his beneficiary shall be entitled to receive the benefit that would be payable to him had the participant terminated service at the earlier of his date of death or actual date of termination of service, survived to his earliest retirement age, retired with an immediate 50% joint and survivor annuity at his earliest retirement age, and died on the day thereafter. If the participant dies after his earliest retirement age, his beneficiary shall be entitled to receive the benefit that would be payable to him had the participant retired with an immediate 50% joint and survivor annuity on the day before his death. In either situation, if a participant elects a 100% joint and survivor annuity before his death, the amount of payments provided under this
          Section 4.2.1 shall be determined in accordance with such election. Except as otherwise provided herein, the death benefit shall be payable to the beneficiary as a single life annuity commencing as of the first day of the calendar month following the later of the participant's death or earliest retirement age. In the event the actual age of the participant's beneficiary cannot be obtained, or if the beneficiary is not a natural person, it shall be assumed for purposes of calculating the death benefit payable pursuant to this subparagraph (ii) that the beneficiary is the same age as the participant. If the participant designates more than one beneficiary, the death benefit payable pursuant to this subparagraph (ii) shall be calculated assuming a single beneficiary with an age equal to the average of the ages of all beneficiaries. The lump sum value of the death benefit shall be allocated equally among all beneficiaries and each beneficiary may elect to have his share of the death benefit payable in a single lump sum payment in lieu of a single life annuity.

     Notwithstanding the foregoing, the participant's spouse or beneficiary, as the case may be, may elect to receive the present value of the death benefit payable pursuant to this Section 4.2.1 in a single lump sum payment.

          4.2.2 Death on or after annuity starting date: On the death of a participant on or after the annuity starting date, payments shall continue following his death only if his retirement benefit was payable under an option providing for such payments and only in accordance with such option.

          4.3 Requirements for Retirement and Death Benefits: The following provisions shall apply for purposes of this Section 4:


          4.3.1 Distribution and spousal benefit requirements: All distributions required under this Section 4 shall be determined and made in accordance with Section 401(a)(9) of the Code, including the minimum distribution incidental benefit requirement of Treasury Regulations Section 1.401(a)(9)-2. The spousal benefit requirements of this Section 4 shall be construed and enforced according to the requirements of Sections 401(a)(11) and 417 of the Code and Section 205 of ERISA.

          4.3.2 Limits on distribution periods: Distributions shall be made over a period not exceeding: (i) the joint lives of the participant and his spouse or, if he has no spouse, the life of the participant, or (ii) a period certain not extending beyond the joint life expectancies of the participant and his spouse, or, if he has no spouse, the life expectancy of the participant. Life expectancies shall be computed by the use of the expected return multiples in Tables V and VI of Treasury Regulations
     Section 1.72-9. The life expectancy of the participant, and spouse if applicable, shall be recalculated annually, unless the participant elects otherwise.


          4.3.3 Purchase of insurance: The Committee in its discretion may direct the Trustee to purchase from a legal reserve life insurance company an immediate, noncashable, nontransferable annuity contract providing for the retirement benefit of a participant. Assignment and delivery of such annuity contract to the participant shall be in complete satisfaction of all liabilities of the plan to the participant and all persons claiming through him to the extent of the benefit provided by such contract. Any annuity contract purchased by the plan and distributed to or owned by the participant must comply with the requirements of Sections 401(a) and 402 of the Code as if the benefit was paid directly from the trust.

          4.3.4 Immediate payment: Notwithstanding the provisions of this Section 4, if, as of the date that payment of the retirement or death benefit of a participant is to commence, the actuarial equivalent of the participant's vested accrued benefit does not exceed $5,000 (or at the time of any prior distribution in plan years beginning before August 6, 1997 exceeded $3,500, or in plan years beginning after August 5, 1997 exceeded $5,000), such amount shall be paid in cash in a lump sum on or before the annuity starting date.

          4.3.5 Changes in Social Security benefits: Benefits being paid to a participant or beneficiary may not be decreased by reason of any post-separation Social Security benefit increase or any increase in the Social Security wage base under Title II of the Federal Social Security Act. The vested retirement benefit of a participant may not be decreased by reason of an increase in a benefit level or wage base under the Federal Social Security Act.

          4.3.6  Notice requirements:

                 (i) In the case of benefits payable pursuant to Section 4.1, no more than 90 days before his annuity starting date, the plan administrator shall provide a participant, whether or not such participant is in service, a written notice in nontechnical terms advising him that the normal method of payment of his benefit is a qualified joint and survivor annuity or single life annuity, whichever is applicable. The notice shall set forth: (a) the terms and conditions of the applicable annuity; (b) the participant's right to make, and the effect of, a qualified election to waive the qualified joint and survivor annuity; (c) the right of the participant's spouse not to consent to any election to waive the qualified joint and survivor annuity; (d) the participant's right to revoke a previous election, and the effect of such revocation; and (e) the participant's right to elect an optional method of payment pursuant to a qualified election and the relative values of each of the applicable optional methods of payment described in Sections 4.1.1 through 4.1.4.

                 (ii)  In the case of death benefits payable
          pursuant to Section 4.2, during the applicable period (as defined in this Section 4.3.6), the plan administrator shall provide each participant, whether or not such participant is in service, a written notice in nontechnical terms explaining the death benefit payable under the plan. The statement shall set forth: (a) the terms and conditions of the death benefits payable under the plan; (b) the participant's right to make, and the effect of, a qualified election to waive the qualified preretirement survivor annuity;
          (c) the right of the participant's spouse not to consent to any election to waive the qualified preretirement survivor annuity, (d) the right of the participant to revoke a previous election and the effect of such revocation; and (e) the participant's right to designate an alternate beneficiary pursuant to Section 4.2.1. For purposes of this Section 4.3.6, the "applicable period" means the last to end of the following periods: (a) the period beginning with the first day of the plan year in which the participant attains age 32 and ending with the close of the plan year in which the participant attains age 35; (b) the 2-year period beginning one year before the individual becomes a participant and ending one year after such date; or (c) the 2-year period beginning one year before this Section 4.3.6 first applies to the participant and ending one year after such date. In the case of a participant who separates from service before the plan year in which he attains age 35, such period shall be the 2-year period beginning one year before separation and ending one year after separation.

          4.3.7 Obligation for commencement of payments: Payment of a participant's vested accrued benefit shall commence within 60 days following the later of the close of the plan year in which the participant: (i) attains normal retirement age, or (ii) retires or otherwise terminates service. If within such 60-day period, the amount of the payment to commence cannot be determined or the recipient thereof cannot be located after a reasonable effort has been made to locate him, payments retroactive to the close of such 60-day period shall be made within 60 days after the amount has been determined or the recipient located, whichever is applicable.

          4.3.8 Payments under predecessor plan: Notwithstanding any other provision hereof, if a participant in the predecessor plan is receiving benefits or terminated service and was then eligible to receive benefits under the predecessor plan, the amount of the benefit payable to such participant, and the manner and time for payment thereof, shall be determined under the provisions of the predecessor plan. If a participant in the predecessor plan terminated service prior to the effective date of the plan and is entitled to a deferred benefit commencing on or after such effective date, the amount of the benefit payable to such participant shall be determined under the provisions of the predecessor plan, and the manner and time for payment thereof, including the amount of any reduction in such benefit due to the commencement of payment prior to his normal retirement age, shall be determined under the provisions of this plan.


          4.3.9 Directions: The Committee shall notify the Trustee of a participant's retirement or death and shall direct the Trustee to make a distribution to the person or persons entitled thereto from the trust at such time and in such manner as required by the provisions of
     Section 4.

          4.3.10 Waiver of waiting period: The distribution of a participant's vested accrued benefit may commence less than 30 days after the date the notice required by Section 4.3.6 is provided to the participant, provided that:

                  (i) The plan administrator clearly informs the participant that the participant has a right to at least 30 days to consider whether to waive the normal form of payment under the plan and to elect an optional method of payment;

                  (ii)   The participant, after receiving the
          notice, makes a qualified election; and

                  (iii)  The distribution to the participant
          pursuant to his qualified election commences more than 7 days after the notice is provided to him.

          4.3.11   Reemployment: Notwithstanding the provisions of this
     Section 4, if a participant who commences receiving payment of his vested accrued benefit under the plan reenters service prior to his normal retirement date, his benefit payments shall cease if on the date he reenters service he is regularly scheduled to work 1,000 or more hours of service during the next succeeding 12 calendar months. If a participant who commences receiving payment of his vested accrued benefit under the plan reenters service and is not regularly scheduled to work 1,000 or more hours of service during the next succeeding 12 calendar months or if he reenters service after his normal retirement date, his benefit payments shall continue during the period he is in service, but shall be adjusted as of the last day of each plan year to reflect any additional benefits accrued while in service. If a participant's benefit payments cease while he is in service, his vested accrued benefit on his subsequent retirement, death or other termination of service, shall be determined taking into account all of his years of creditable service and compensation, but shall be reduced by the actuarial equivalent of the benefit payments that he previously received under the plan. If a participant terminates service and receives all of his vested benefit under the plan, or the actuarial equivalent thereof, and later reenters service, his years of creditable service and compensation prior to his termination of service shall be included for purposes of determining his accrued benefit on his subsequent retirement, death or other termination of service, but his accrued benefit shall be reduced by the actuarial equivalent of the benefit payment or payments he previously received under the plan. No duplication of benefits shall occur with respect to any period of service completed by a participant.

          4.3.12 Direct rollovers: If a participant or his surviving spouse becomes entitled to receive a lump sum distribution or other eligible rollover distribution (as defined in Section 17.1.1) pursuant to the provisions of this Section 4, see Section 17 for special rules that allow the participant or his surviving spouse, as the case may be, to elect to have such distribution transferred directly by the Trustee to the Trustee or custodian of an eligible retirement plan (as defined in Section 17.1.2).

          4.3.13 Special provisions: See Section 18 and Exhibits C, D, E and F for special rules that may apply to employees of companies or businesses acquired by the Company or one of its affiliates.

     Section 5.  Contributions:
     ---------   -------------

     Contributions to the plan to defray the actuarial cost of benefits under the plan shall be made by the Participating Employer at such times and in such amounts as the Board determines, but in a manner consistent with ERISA and the Code, based on the financial needs of the plan as determined pursuant to Section
6.10. All contributions to the plan shall be conditioned on qualification of the plan under Section 401(a) of the Code and on their deductibility for federal income tax purposes under Section 404 of the Code. No contribution from any participant shall be required or permitted.


     Section 6.  Administration by Committee:
     ---------   ---------------------------

     6.1 Membership of Committee: The Committee shall consist of not less than 3 individuals appointed by the Board to serve at the pleasure of the Board. Any member of the Committee may resign, and his successor, if any, shall be appointed by the Board. The Committee shall be responsible for the general administration and interpretation of the plan and for carrying out its provisions except to the extent all or any of such obligations specifically are imposed on the Trustee or the Board. The Chairman of the Committee shall be the plan administrator and agent for service of legal process on the plan.

     6.2 Committee Officers; Subcommittee: The members of the Committee shall elect from its membership a chairman and may elect an acting chairman. They shall also elect a secretary and may elect an acting secretary, either of whom may be but need not be a member of the Committee. The Committee may appoint from its membership such subcommittees with such powers as the Committee determines and may authorize one or more of its members or any agent to execute or deliver any instrument or make any payment on behalf of the Committee.

     6.3 Committee Meetings: The Committee shall hold such meetings upon such notice and at such places and intervals as it from time to time may determine. Notice of meetings shall not be required if notice is waived in writing by all members of the Committee at the time in office, or if all such members are present at the meeting.

     6.4 Transaction of Business: A majority of the members of the Committee at the time in office shall constitute a quorum for the transaction of business. All resolutions or other actions taken by the Committee at any meeting will be by vote of a majority of those present and entitled to vote at any such meeting. Resolutions may be adopted or other action taken without a meeting upon written consent thereto signed by all members of the Committee.

     6.5 Committee Records: The Committee shall maintain full and complete records of its deliberations and decisions. The minutes of its proceedings shall be conclusive proof of the facts of the operation of the plan. The records of the Committee shall contain all relevant data pertaining to individual participants and their rights under the plan and in the trust fund.

     6.6 Establishment of Rules: Subject to the limitations of the plan and ERISA, the Committee from time to time may establish rules or bylaws for administration of the plan and transaction of its business.

     6.7 Conflicts of Interest: No individual member of the Committee shall have any right to vote or decide upon any matter relating solely to himself or any of his rights or benefits under the plan (except that such member may sign unanimous written consent to resolutions adopted or other action taken without a meeting), except for elections pursuant to Sections 2, 3 and 4 hereof.

     6.8 Correction of Errors: The Committee may correct errors and, so far as practicable, adjust any benefit, credit or payment accordingly. The Committee in its discretion may waive any notice requirement in the plan; provided, that a waiver of a requirement to notify the Trustee may only be made with the consent of the Trustee. A waiver of notice in one case shall not be deemed a waiver of notice in any other case. Any power or authority that the Committee has discretion to exercise under the plan shall be exercised in a nondiscriminatory manner.

     6.9 Authority to Interpret Plan: Subject to objective plan terms and the claims procedure set forth in Section 13, the Committee and the plan administrator shall have the duty and discretionary authority to interpret and construe the provisions of the plan and decide any dispute that may arise regarding the rights of participants hereunder, including the discretionary authority to make determinations as to eligibility for participation and benefits under the plan. Determinations by the Committee and the plan administrator shall apply uniformly to all persons similarly situated and shall be binding and conclusive on all interested persons. Such determinations shall only be set aside if the Committee and the plan administrator are found to have acted arbitrarily and capriciously in interpreting and construing the provisions of the plan.

     6.10 Third Party Advisors: The Committee may engage an actuary, attorney, accountant or any other technical adviser on matters regarding the operation of the plan and to perform such other duties as may be required in connection therewith and may employ such clerical and related personnel as it deems requisite or desirable in carrying out the provisions of the plan. From time to time, but no less frequently than annually and with the advice of an actuary, the Committee shall review the financial condition of the plan and determine the financial and liquidity needs of the plan as required by ERISA. The Committee shall communicate such financial needs to the Company and Trustee so that the funding policy and investment policy may be coordinated appropriately to meet such needs.

     6.11 Compensation of Members: No member of the Committee shall receive any fee or compensation for his services as such.

     6.12 Committee Expenses: The Committee shall be entitled to reimbursement out of the trust fund for its reasonable expenses properly and actually incurred in the performance of its duties in the administration of the plan; provided, that the Company, in the discretion of the Board, may pay such expenses.

     6.13 Indemnification of Committee: To the maximum extent permitted by ERISA, no member of the Committee shall be personally liable by reason of any contract or other instrument executed by him or on his behalf as a member of the Committee or for any mistake of judgment made in good faith. The Company shall indemnify and hold harmless, directly from its own assets (including the proceeds of any insurance policy the premiums for which are paid from the Company's assets), each member of the Committee and each other officer, employee or director of the Company to whom any duty or power relating to the administration or interpretation of the plan may be delegated or allocated against any unreimbursed or uninsured cost or expense (including any sum paid in settlement of a claim with the prior written approval of the Board) arising out of any act or omission to act in connection with the plan unless arising out of such person's own fraud, bad faith, willful misconduct or gross negligence.

     Section 7.  Management of Funds and Amendment of Plan:
                 -----------------------------------------

               7.1 Fiduciary Duties: All assets of the plan shall be held in a trust forming part of the plan, which shall be administered as a trust fund to provide payment of benefits as provided in the plan to participants or their successors in interest out of the income and principal of the trust. All fiduciaries (as defined in ERISA) with respect to the plan shall discharge their duties as such solely in the interest of the participants and their successors in interest and (i) for the exclusive purposes of providing benefits to participants and their successors in interest and defraying reasonable expenses of administering the plan, including the trust, (ii) with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims, and (iii) in accordance with the plan and trust agreement, except to the extent such documents may be inconsistent with the then applicable federal laws relating to fiduciary responsibility. The trust fund shall be used for the exclusive benefit of the participants and their beneficiaries and to pay administrative expenses of the plan and trust to the extent not paid by the Participating Employers. No portion of the trust fund ever shall revert or inure to the benefit of the Participating Employers or any affiliated employers (except as otherwise provided in Sections 7.1 and 10.1). Notwithstanding the foregoing, the following provisions shall apply:

               7.1.1 If the plan receives an adverse determination with respect to the qualification of the plan under Section 401(a) of the Code, upon written request of the Company, the Trustee shall return to the Company the amount of such contribution (increased by earnings attributable thereto and reduced by losses attributable thereto) within one calendar year after the date that qualification of the plan is denied; provided, that the application for the determination must be made by the time prescribed by law for filing the Company's federal income tax return for the taxable year in which the plan is adopted or such later date as the Secretary of the Treasury may prescribe.

               7.1.2 All contributions to the plan are conditioned upon their deductibility under Section 404 of the Code, and to the extent the deduction is disallowed, upon written request of the Company the Trustee shall return the disallowed contribution (reduced by losses attributable thereto, but not increased by earnings attributable thereto) to the Company within one year after the date the deduction is disallowed.

               7.1.3 If a contribution or any portion thereof is made by the Participating Employer by mistake of fact, upon written request of the Company, the Trustee shall return the contribution or such portion (reduced by losses attributable thereto, but not increased by earnings attributable thereto) to such Participating Employer within one year after the date of payment to the Trustee.

               7.2 Authority to Amend: The Board, acting on behalf of the Participating Employers, shall have the right at any time and from time to time to amend or terminate the plan and the trust agreement; provided, that (i) except as provided in Sections 7.1 and 10.1, no such amendment or termination may divert the trust funds to purposes other than the exclusive benefit of the participants; and (ii) no such amendment that alters the duties, responsibilities or liabilities of the Trustee may be made unless the Trustee consents thereto in writing. No amendment to the plan shall decrease a participant's accrued benefit as of the date of such amendment, except to the extent permitted by Section 412(c)(8) of the Code. A plan amendment that has the effect of decreasing a participant's accrued benefit or eliminating an optional form of distribution shall be treated as reducing an accrued benefit. Notwithstanding the foregoing, and until otherwise decided by the Board, the officer of the Company specifically designated in resolutions adopted by the Board shall have the authority to amend the plan to (i) comply with changes in laws or government rules or regulations applicable to the plan; (ii) maintain the tax-qualified status of the plan; (iii) provide for the merger or consolidation of another plan into this plan, or the transfer of the assets or liabilities of another plan to this plan, and, in connection therewith to comply with the provisions of the Treasury Regulations under Section 411(d)(6) of the Code; and (iv) revise the Exhibits attached hereto. See Section 10 for provisions regarding termination of the plan.

               7.3 Trust Agreement: The Company, on behalf of each Participating Employer, and the Trustee shall enter into an appropriate trust agreement for the administration of the trust under the plan. The trust agreement shall contain such powers and reservations as to investment, reinvestment, control and disbursement of the funds of the trust, and such other provisions not inconsistent with the provisions of the plan and its nature and purposes, as shall be agreed upon and set forth therein. The trust agreement shall provide that the Board may remove the Trustee at any time upon reasonable notice, the Trustee may resign at any time upon reasonable notice, and on such removal or resignation of the Trustee, the Board shall designate a successor trustee.

     7.4 Requirements of Writing: All requests, directions, requisitions and instructions of the Committee to the Trustee shall be in writing and signed by such person or persons as are designated by the Committee.

     Section 8.  Allocation of Responsibilities Among Named Fiduciaries:
                 ------------------------------------------------------

     8.1 Duties of Named Fiduciaries: The named fiduciaries with respect to the plan and the fiduciary duties and other responsibilities allocated to each, which shall be carried out in accordance with the other applicable terms and provisions of the plan, shall be as follows:

     8.1.1  Board:

            (i)    To appoint and remove members of the Committee; and

            (ii)   To appoint and remove trustees under the plan.

     8.1.2  Committee:

            (i) To interpret the provisions of the plan and determine the rights of participants under the plan, except to the extent otherwise provided in Section 13 relating to claims procedure;

            (ii) To administer the plan in accordance with its terms, except to the extent powers to administer the plan specifically are delegated to another named fiduciary or other person or persons as provided in the plan;

            (iii)  To account for the accrued benefits of participants; and

            (iv)   To direct the Trustee in the distribution of trust assets.

     8.1.3  Plan Administrator:

            (i) To file such reports as may be required with the United States Department of Labor, the Internal Revenue Service and any other government agency to which reports may be required to be submitted from time to time;

                (ii) To comply with requirements of the law for disclosure of plan provisions and other information relating to the plan to participants and other interested parties; and

                (iii) To administer the claims procedure to the extent provided in Section 13.

          8.1.4 Trustee:

                (i) To invest and reinvest trust assets subject to directions of the investment manager, if any, appointed pursuant to the provisions of the trust agreement;

                (ii) To make distributions to plan participants as directed by the Committee;

                (iii) To render annual accountings to the Company as provided in the trust agreement; and

                (iv) Otherwise to hold, administer and control the assets of the trust as provided in the plan and trust agreement.

          8.1.5 Investment Manager: In the event the Company appoints an investment manager to manage assets of the trust under the plan (including the power to acquire and dispose of assets) the duties of the investment manager shall be to manage, acquire and dispose of assets of the trust, or to direct the Trustee in the management, acquisition and disposition of assets of the trust.

          8.2 Co-fiduciary Liability: Except as otherwise provided in ERISA, a named fiduciary shall not be responsible or liable for an act or omission of another named fiduciary with respect to fiduciary responsibilities allocated to such other named fiduciary. A named fiduciary of the plan shall be responsible and liable only for its own acts or omissions with respect to fiduciary duties specifically allocated to it and designated as its responsibility.

          Section 9.   Benefits Not Assignable:
          ---------    -----------------------

        9.1 Benefits Not Assignable: No portion of the accrued benefit of any participant shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge. Any attempt so to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same shall be void. No portion of such accrued benefit shall be payable in any manner to any assignee, receiver or trustee, liable for the participant's debts, contracts, liabilities, engagements or torts, or be subject to any legal process to levy upon or attach. Notwithstanding the foregoing provisions of this Section 9 or any other provisions of the plan, (i) the vested accrued benefit of any participant shall be subject to and payable in accordance with the applicable requirements of any qualified domestic relations order, as defined in Section 414(p) of the Code, and the plan administrator shall direct the Trustee to provide for payment of a participant's vested accrued benefit in accordance with such order and with the provisions of Section 414(p) of the Code and any Treasury Regulations promulgated thereunder; and (ii) an offset to a participant's accrued benefit against an amount that the participant is ordered or required to pay the plan with respect to a judgment, order, or decree issued, or a settlement entered into, on or after August 5, 1997, shall be permitted in accordance with Code Sections 401(a)(13)(C) and (D).

        9.2 Payments to Minors and Others: If any individual entitled to receive a payment under the plan shall be physically, mentally or legally incapable of receiving or acknowledging receipt of such payment, the plan administrator, upon the receipt of satisfactory evidence of his incapacity and satisfactory evidence that another person or institution is maintaining him and that no guardian or committee has been appointed for him, may cause the payment otherwise payable to him to be made to such person or institution so maintaining him. Payment to such person or institution shall be in full satisfaction of all claims by or through the participant to the extent of the amount thereof.

        Section 10.  Termination of Plan:
        ----------   -------------------

       10.1 Complete Termination: In the event of a complete termination of the plan, no additional employees shall enter the plan. The right of each participant to his accrued benefit as of the date of termination, to the extent then funded, shall become fully vested (that is, nonforfeitable). In determining the extent to which the accrued benefit of each participant is funded, the assets of the plan, after deducting expenses for administration and liquidation of the plan, shall be allocated to the participants as provided in Section 4044 of ERISA, subject to such adjustments as may be required by the Internal Revenue Service to avoid discrimination in favor of highly compensated employees. The assets of the plan so allocated shall be distributed to the participants in such manner as the Board determines, subject to the applicable distribution requirements of ERISA and the Code. If assets remain in the trust after all liabilities to participants and their beneficiaries are satisfied, such remaining assets shall be distributed to the Company unless otherwise prohibited by law.

       10.2 Partial Termination: In the event of a partial termination of the plan, the provisions of Section 10.1 regarding a complete termination shall apply in determining interests and rights of the participants and their beneficiaries with respect to whom the partial termination occurs to the portion of the trust fund allocable to such participants and beneficiaries. Unless and to the extent the Board otherwise determines, the vested amount to which each participant is entitled shall be retained in the trust until the earlier of his normal retirement date or death, whereupon such amount shall be distributed to him (or to his beneficiary) as if he had continued to be a participant until his normal retirement date or death.

       10.3 Liability: Notwithstanding any other provision of the plan, the Company shall have no liability or responsibility to any participant, or other person claiming under or through him, on account of or arising out of failure of the plan to pay to such participant or other person the full amount to which he would be entitled under the terms of the plan following termination of the plan or otherwise, or on account of or arising out of recapture or recovery pursuant to Section 4045 of ERISA of retirement benefits previously paid to any such participant or other person under the plan.

               10.4 Early Termination Restrictions: The following provisions shall apply for the purpose of complying with Treasury Regulations Section 1.401(a) (4)-5(b):

               10.4.1 In the event the plan is terminated, the benefit of any participant who is a highly compensated employee (including any former highly compensated employee) shall be limited to a benefit that is nondiscriminatory under Section 401(a)(4) of the Code.

               10.4.2 The payment of benefits to or on behalf of a restricted employee (as defined in Section 10.4.4) shall not exceed an amount equal to the payments that would be made to or on behalf of the restricted employee under:

                       (i) a single life annuity that is the actuarial equivalent of the restricted employee's accrued benefit and other benefits to which he is entitled under the plan (other than a social security supplement); and

                       (ii) the amount of the payments that the restricted employee is entitled to receive under a social security supplement, if any.

               10.4.3  Notwithstanding the foregoing, the restrictions of
         Section 10.4.2 shall not apply if:

                       (i) after payment to or on behalf of the restricted employee of all benefits payable to or on behalf of such restricted employee under the plan, the value of plan assets equals or exceeds 110 percent of the value of current liabilities (as defined in Section 412(l)(7) of the Code); or

                       (ii) the value of the benefits payable to or on behalf of the restricted employee is less than 1 percent of the value of current liabilities (as defined in Section 412(l)(7) of the Code) before distribution; or

                       (iii) the value of the benefits payable to or on behalf
               of the restricted employee does not exceed $5,000.

               10.4.4 For purposes of this Section 10.4, the following terms shall have the following meanings:

                       (i) the term "restricted employee" means any highly compensated employee or former highly compensated employee who is in the group of 25 nonexcludable employees and former employees of the Company with the largest amount of compensation in the current or prior plan year; and

                      (ii) the term "benefit" includes, among other benefits, loans in excess of the amount set forth in Section 72(p)(2)(A) of the Code, any periodic income, any withdrawal values payable to a living employee or former employee, and any death benefits not provided for by insurance on the employee's or former employee's life.

               Section 11.  Merger or Consolidation of Plan:
               ----------   -------------------------------

               In the event of any merger or consolidation of the plan with any other plan, or a transfer of assets or liabilities of the plan to any other plan (which merged, consolidated or transferee plan shall be referred to in this Section 11 as the "successor plan"), the amount each participant would receive if the successor plan (and this plan, if he has any interest remaining therein) were terminated immediately after the merger, consolidation or transfer shall be equal to or greater than the amount he would have received if this plan (and the successor plan, if he had any interest therein immediately prior to the merger, consolidation or transfer) were terminated immediately preceding the merger, consolidation or transfer. The defined benefit feature of the plan, as defined in Treasury Regulations under Section 411(d)(6) of the Code, and the provisions of Sections 2, 3 and 4 of the plan, shall be preserved with respect to the accrued benefit of each participant as of the date of any termination, partial termination, merger, consolidation or transfer of assets or liabilities of the plan, unless the provisions of any exception to the foregoing rule, as provided in Treasury Regulations under Section 411(d)(6) of the Code, are met.

          Section 12.    Communication to Participants:
          ----------     -----------------------------

          The Company shall communicate the principal terms of the plan to the participants and beneficiaries in accordance with the requirements of ERISA. The Company shall make available for inspection by participants and their beneficiaries during reasonable hours at the principal office of the Company and at such other places as may be required by ERISA, a copy of the plan, trust agreement and such other documents as may be required by ERISA.

          Section 13.    Claims Procedure:
          ----------     ----------------

          The following claims procedure shall apply with respect to the plan:

          13.1 Filing of a Claim for Benefits: If a participant or beneficiary (the "claimant") believes he is entitled to benefits under the plan that are not being paid to him or accrued for his benefit, he may file a written claim therefor with the plan administrator.

          13.2 Notification to Claimant of Decision: Within 90 days after receipt of a claim by the plan administrator, or within 180 days if special circumstances require an extension of time, the plan administrator shall notify the claimant of its decision with regard to the claim. If special circumstances require an extension of time, a written notice of the extension shall be furnished to the claimant prior to commencement of the extension setting forth the special circumstances and the date by which the decision will be furnished. If such claim is wholly or partially denied, notice thereof shall be written in a manner calculated to be understood by the claimant and shall set forth: (i) the specific reason or reasons for the denial; (ii) specific reference to pertinent plan provisions on which the denial is based; (iii) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and
(iv) an explanation of the procedure for review of the denial. If the plan administrator fails to notify the claimant of the decision in timely manner, the claim shall be deemed denied as of the close of the initial 90-day period (or the extension period, if applicable).

          13.3 Procedure for Review: Within 60 days following receipt by the claimant of notice denying his claim in whole or in part, or, if such notice is not given, within 60 days following the latest date on which such notice timely could have been given, the claimant may appeal denial of the claim by filing a written application for review with the Committee. Following such request for review, the Committee shall fully and fairly review the decision denying the claim. Prior to the decision of the Committee, the claimant shall be given an opportunity to review pertinent documents and submit issues and comments in writing.

          13.4 Decision on Review: The decision on review of a claim denied in whole or in part by the plan administrator shall be made in the following manner:

          13.4.1 Notification to claimant of decision: Within 60 days following receipt by the Committee of the request for review, or within 120 days if special circumstances require an extension of time, the Committee shall notify the claimant in writing of its decision with regard to the claim. If special circumstances require an extension of time, written notice of the extension shall be furnished to the claimant prior to the commencement of the extension. If the decision on review is not furnished in a timely manner, the claim shall be deemed denied as of the close of the initial 60-day period (or the extension period, if applicable).

          13.4.2 Format and content of decision: The decision on review of a claim that is denied in whole or in part shall set forth specific reasons for the decision written in a manner calculated to be understood by the claimant and shall cite the pertinent plan provisions on which the decision is based.

          13.4.3 Effect of decision: The decision of the Committee shall be final and conclusive.

          13.5 Action by Authorized Representative of Claimant: All actions set forth in this Section 13 to be taken by the claimant may be taken by a representative of the claimant duly authorized by him to act on his behalf on such matters. The plan administrator and the Committee may require such evidence as either reasonably deems necessary or advisable of the authority of any such representative to act.

          Section 14.    Parties to the Plan:
          ----------     -------------------

          The employers listed on Exhibit A are employer-parties to the plan. By separate agreement with the Company, one or more additional employers may become parties to the plan. The following provisions shall apply to all parties to the plan except as otherwise expressly provided herein or in such separate agreement:

          14.1 Application of Plan and Trust Agreement: The plan shall apply as a single plan with respect to each Participating Employer as if there were only one employer-party.

          14.2 Service with a Participating Employer: Service for purposes of the plan shall be interchangeable among Participating Employers and shall not be deemed interrupted or terminated by the transfer at any time of an employee from the service of one Participating Employer to service of another Participating Employer.

          14.3 Contributions: The accrued benefit of any participant who is or was in the service of more than one Participating Employer (either concurrently or successively) shall be determined as if there were only one plan and one employer, it being the intent hereof that service and compensation with respect to all Participating Employers shall be treated as a unit, and the benefits described in the plan will be taken into account only once.

          14.4 Authority of Board: The Board shall have the authority to amend or terminate the plan and trust agreement as applied to each Participating Employer and the proper officers of each Participating Employer shall be authorized to execute all documents and take all other actions as shall be deemed necessary or advisable to effectuate and carry out any such amendment as applied to such party.

          Section 15.    Service in Another Status:
          ----------     -------------------------

          If a person employed by the Participating Employer or an affiliated employer in a status other than as an eligible employee is transferred to status as an eligible employee, his service as a noneligible employee shall be taken into account for determining his eligibility to become a participant and his vested percentage in his accrued benefit. Such service shall not be taken into account for the purpose of determining his years of creditable service. If a participant is transferred from eligible employee status to noneligible employee status, his accrued benefit determined as of the date of such transfer shall be held in the plan until he retires, dies or otherwise terminates service. At such time, such accrued benefit shall be distributed or forfeited in the same manner as if he were an eligible employee immediately preceding such retirement, death or termination of service. Service following transfer shall be taken into account for the purpose of determining his vested percentage in his accrued benefit, but not for determining his years of creditable service. If he later returns to eligible employee status, he shall reenter the plan on the date he returns to such status.

          Section 16.    Special Top-Heavy Provisions:
          ----------     ----------------------------

          The following provisions shall apply and supersede any conflicting provision in the plan with respect to any plan year in which the plan is top-heavy (as described in Section 16.1.7):

          16.1 Definitions: The following definitions shall apply for purposes of this Section 16:

          16.1.1 "Company" means the Participating Employer and its affiliated employers.

          16.1.2 "Determination date" means for any plan year after the first plan year the last day of the preceding plan year.

          16.1.3 "Key employee" means any employee or former employee, and any beneficiary of such employee, who at any time during the determination period is an officer of the Company if such individual's annual compensation exceeds 50 percent of the dollar limitation under Section 415(b)(1)(A) of the Code, an owner (or considered an owner under Section 318 of the Code) of one of the 10 largest interests in the Company if such individual's compensation exceeds 100 percent of the dollar limitation under Section 415(c)(1)(A) of the Code, a 5 percent owner of the Company, or a one percent owner of the Company who has an annual compensation of more than $150,000. Annual compensation means statutory compensation. The determination period shall be the plan year containing the determination date and the preceding 4 plan years. The determination of who is a key employee shall be made in accordance with Section

     416(i)(1) of the Code. A non-key employee means any employee who is not a key employee.

          16.1.4 "Permissive aggregation group" means the required aggregation group and any other plan or plans of the Company which, when considered with the required aggregation group, would continue to satisfy the requirements of Sections 401(a)(4) and 410 of the Code.

          16.1.5 "Present value" means the value based on an interest rate of 5 percent and the mortality rates specified in Section 1.2.

          16.1.6 "Required aggregation group" means (a) each qualified plan of the Company in which at least one key employee participates or participated at any time during the determination period, regardless of whether the plan is terminated, and (b) any other qualified plan of the Company that enables a plan described in (a) to meet the requirements of Section 401(a)(4) or 410 of the Code.

          16.1.7 "Top-heavy plan" means for any plan year beginning after December 31, 1983, the plan if any of the following conditions exists:

          (i) The top-heavy ratio for the plan exceeds 60 percent, and the plan is not part of any required aggregation group or permissive aggregation group.

          (ii) The plan is a part of a required aggregation group but not part of a permissive aggregation group, and the top-heavy ratio for such group exceeds 60 percent.

          (iii) The plan is a part of a required aggregation group and part of a permissive aggregation group, and the top-heavy ratio for the permissive aggregation group exceeds 60 percent.

          16.1.8  "Top-heavy ratio" means the following:

          (i) If the Company maintains one or more defined benefit plans and has not maintained any defined contribution plan (including any simplified employee pension plan) which during the 5-year period ending on the determination date(s) has or had account balances, the top-heavy ratio for this plan alone or for the required or permissive aggregation group, as appropriate, shall be a fraction the numerator of which is the sum of the accrued benefits of all key employees as of the determination date(s), including any part of any accrued benefit distributed in the 5-year period ending on the determination date(s), and the denominator of which is the sum of all accrued benefits, including any part of any accrued benefit distributed in the 5-year period ending on the determination date(s), both computed in accordance with Section 416 of the Code. Both the numerator and denominator of the top-heavy ratio shall be increased to reflect any contribution not actually made as of the determination date, but which is required to be taken into account on that date under Section 416 of the Code.

          (ii) If the Company maintains one or more defined benefit plans and maintains or maintained one or more defined contribution plans (including any simplified employee pension plan) which during the 5-year period ending on the determination date(s) has or had any account balances, the top-heavy ratio for any required or permissive aggregation group, as appropriate, shall be a fraction the numerator of which is the sum of accrued benefits under the aggregated defined benefit plan or plans for all key employees determined in accordance with paragraph (i) above and the sum of account balances under the aggregated defined contribution plan or plans for all key employees as of the determination date(s), and the denominator of which is the sum of the accrued benefits under the aggregated defined benefit plan or plans for all participants determined in accordance with paragraph
     (i) above and the sum of accrued benefits under the defined benefit plan or plans for all participants as of the determination date(s), all determined in accordance with Section 416 of the Code. The account balances under a defined contribution plan in both the numerator and denominator of the top-heavy ratio shall be increased for any distribution of an account balance made in the 5-year period ending on the determination date.

          (iii) For purposes of paragraphs (i) and (ii) above, the value of account balances and the present value of accrued benefits shall be determined as of the most recent valuation date that falls within or ends with the 12-month period ending on the determination date, except as provided in Section 416 of the Code for the first and second plan years of a defined benefit plan. The account balances and accrued benefits of a participant who (a) is not a key employee but who was a key employee in a prior year, or (b) is not credited with at least one hour of service with any employer maintaining the plan at any time during the 5-year period ending on the determination date shall be disregarded. Calculation of the top-heavy ratio, and the extent to which distributions, rollovers and transfers are taken into account shall be made in accordance with Section 416 of the Code. Deductible employee contributions shall not be taken into account for purposes of computing the top-heavy ratio. When aggregating plans, the value of account balances and accrued benefits shall be calculated with reference to determination dates that fall within the same calendar year. The accrued benefit of a participant other than a key employee shall be determined under (1) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Company, or (2) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Section 411(b)(1)(C) of the Code.

          16.1.9 "Valuation date" means the date for computing the minimum funding costs under the plan, regardless of whether a valuation is performed on such date.

          16.2 Top-heavy Requirements: Notwithstanding any other provision of the plan, the plan must satisfy the following requirements for any plan year in which it is a top-heavy plan:

          16.2.1 Minimum accrued benefit requirements: Except as otherwise provided in (a), (b) or (c) below, each participant who is a non-key employee and has completed 1,000 hours of service shall accrue a benefit, provided solely by employer contributions and expressed as a life annuity commencing at normal retirement age, of not less than

     2 percent of his highest average statutory compensation for the 5 consecutive years for which he had the highest statutory compensation. The aggregate statutory compensation for the years during such 5-year period in which the participant was credited with a year of service shall be divided by the number of such years in order to determine average statutory compensation. The minimum accrued benefit shall be determined without regard to any Social Security contribution. The minimum accrued benefit shall apply even though, under other plan provisions, the participant is not entitled to receive an accrual or would receive a lesser accrual for the year because (i) the participant fails to make mandatory contributions to the plan; (ii) the participant's compensation is less than a stated amount; (iii) the participant is not employed on the last day of the plan year; or (iv) the plan is integrated with Social Security. The provisions of this Section 16.2.1 shall be subject to the following: (a) the minimum accrued benefit shall not be required to the extent that total accruals on behalf of a participant attributable to Company contributions provide a benefit expressed as a life annuity commencing at normal retirement age of not less than 20 percent of such participant's highest average statutory compensation for the 5 consecutive years for which he had the highest statutory compensation; (b) the minimum accrued benefit shall not be required to the extent that a participant is covered under any other plan or plans of the Company that provide that the minimum allocation or benefit requirement applicable to top-heavy plans shall be met in such other plan or plans; and (c) all accruals of employer-derived benefits, whether or not attributable to any plan year in which the plan is top-heavy, may be used in determining whether the minimum accrued benefit requirement of (a) above is satisfied. If the form of benefit is other than a straight life annuity, the participant must receive the actuarial equivalent of the minimum straight life annuity benefit. If the benefit commences at a date other than normal retirement age, the participant must receive at least the actuarial equivalent of the minimum straight life annuity commencing at normal retirement age. The minimum accrued benefit required (to the extent required to be nonforfeitable under Section 416(b) of the Code) shall not be forfeitable under Section 411(a)(3)(B) or 411(a)(3)(D) of the Code.

          16.2.2 Minimum vesting requirements: A participant whose accrued benefit is not vested under Section 3.1 and who shall complete at least one hour of service in any top-heavy plan year shall be fully vested in his accrued benefit as follows:

                          Number of
                          Years of
                       Vesting Service       Percentage
                       ---------------       ----------
                         Less than 2              0%
                               2                 20%
                               3                 40%
                               4                 60%
                               5                100%

     The vesting schedule shall apply to all benefits within the meaning of
     Section 411(a)(7) of the Code, except those attributable to employee contributions, including benefits accrued before the effective date of
     Section 416 and before the plan became top-heavy. Further, no reduction in vested benefits may occur in the event the plan's status as top-heavy changes for any plan year. However, this Section 16.2.2 shall not apply to the accrued benefit of any employee who does not have an hour of service after the plan first becomes top-heavy, and such employee's accrued benefit attributable to Company contributions shall be determined without regard to this Section 16.

          Section 17.    Portability of Accrued Benefits:
          ----------     -------------------------------

          Notwithstanding any provision of the plan to the contrary that would otherwise limit a distributee's election under this Section 17, a distributee may elect, at the time and in the manner prescribed by the plan administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

          17.1 Definitions: The following definitions shall apply for purposes of this Section 17:

          17.1.1. Eligible rollover distribution: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of 10 years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; any hardship distribution described in Section 401(k)(2)(B)(i)(iv); and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

          17.1.2 Eligible retirement plan: An eligible retirement plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

          17.1.3 Distributee: A distributee includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in
     Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

          17.1.4 Direct rollover: A direct rollover is a payment by the plan to the eligible retirement plan specified by the distributee.

          17.2   Construction: Notwithstanding anything contained in this
Section 17 to the contrary, the provisions of this Section 16 shall at all times be construed and enforced according to the requirements of Section 401(a)(31) of the Code and the Treasury Regulations thereunder, as the same may be amended from time to time.

          Section 18.    Special Provisions Relating to Employees of Acquired
          ----------     ----------------------------------------------------
                         Companies:
                         ---------

The following provisions shall apply to employees who were employed by a company or business that has merged with or otherwise been acquired by the Company or one of its affiliates (an "acquired company"), unless otherwise specified in Exhibits C, D, E and F.

          18.1 General Policy Involving Acquired Companies with a Defined Benefit Plan: The following provisions shall apply to employees who were previously employed by an acquired company (the "acquired employees") that has a defined benefit plan, unless otherwise specified in Exhibits C, D, E and F.

          (a) Each acquired employee who is a participant in the defined benefit plan of the acquired company (the "acquired plan") and is an employee of a Participating Employer on the "benefit plan determination date" (as defined in this Section 18.1) shall become a participant in this plan as of the benefit plan determination date. Each other acquired employee who becomes an employee of a Participating Employer shall become a participant in this plan in accordance with the provisions of Section 1.29.

          (b) For purposes of determining eligibility and vesting under this plan, service with the acquired company shall be deemed service with the Participating Employer.

          (c) Each acquired employee who is a participant in the acquired plan shall continue to accrue benefits under the acquired plan until the benefit plan determination date. As of the close of business of the acquired plan immediately preceding the benefit plan determination date, the accrued benefit of each such acquired employee under the acquired plan shall be determined (the "frozen accrued benefit").

          (d) On and after the benefit plan determination date, each acquired employee who becomes a participant in this plan shall accrue benefits under this plan based solely on his compensation and service on and after the benefit plan determination date (the "BB&T accrued benefit").

          (e) If the acquired plan is merged into this plan, the accrued benefit of each acquired employee under this plan shall equal the sum of his frozen accrued benefit and his BB&T accrued benefit. If the acquired plan is not merged into this plan, the accrued benefit of each acquired employee under this plan shall be his BB&T accrued benefit.

          (f) The "benefit plan determination date" shall be the date designated by the Company following the Company's acquisition of the acquired company.

          18.2 General Policy Involving Acquired Companies Without a Defined Benefit Plan: The following provisions shall apply to acquired employees of an acquired company that does not have a defined benefit plan, unless otherwise specified in Exhibits C, D, E and F.

          (a) Each acquired employee who becomes an employee of a Participating Employer and, as of the benefit plan determination date, has met the eligibility requirements of Section 1.29 shall become a participant in this plan as of the benefit plan determination date. Each other acquired employee who becomes an employee of a Participating Employer shall become a participant in this plan in accordance with the provisions of Section 1.29.

          (b) For purposes of determining eligibility and vesting under this plan, service with the acquired company shall be deemed service with the Participating Employer.

          (c) On and after the benefit plan determination date, each acquired employee who becomes a participant in this plan shall accrue benefits under this plan based solely on his compensation and service on and after the benefit plan determination date (the "BB&T accrued benefit").

          Section 19.    Miscellaneous Provisions:
          ----------     ------------------------

          19.1 Notices: Each participant not in service and each beneficiary shall be responsible for furnishing the plan administrator with his current address for mailing notices, reports and benefit payments. Any notice required or permitted to be given to such participant or beneficiary shall be deemed given if directed to such address and mailed by first class mail. If any check mailed to such address is returned as undeliverable to the addressee, mailing of checks shall be suspended until the participant or beneficiary furnishes the proper address. This provision shall not require the mailing of any notice or notification otherwise permitted to be given by posting or other publication.

          19.2 Lost Distributees: A benefit shall be deemed forfeited if the plan administrator is unable after a reasonable period of time to locate the participant or beneficiary to whom payment is due; provided, that such benefit shall be reinstated if a valid claim therefor is made by or on behalf of the participant or beneficiary.

          19.3 Reliance on Data: The Company, Committee, Trustee and plan administrator shall have the right to rely on any data provided by a participant or beneficiary, including representations as to age, health and marital status. Such representations shall be binding on any party seeking to claim a benefit through a participant, and the Company, Committee, Trustee and plan administrator shall have no obligation to inquire into the accuracy of any representation made at any time by a participant or beneficiary.

          19.4 Bonding: Each fiduciary shall be bonded for each plan year to the extent required by ERISA. The bond shall protect the plan against any loss by reason of acts of fraud or dishonesty by the fiduciary alone or in connivance with others. The cost of the bond shall be an expense of the trust paid from the trust fund unless the Board elects for such cost to be paid by the Company.

          19.5 Receipt and Release for Payments: Each participant by participating in the plan shall be deemed conclusively to agree to look solely to the assets held under the trust for payment of any benefit to which such participant may be entitled by reason of such participation. Any payment to or with respect to any participant or beneficiary, or pursuant to a disclaimer by a beneficiary, shall be in full satisfaction of all claims against the plan, Company and all fiduciaries with respect to the plan to the extent of such payment. The recipient of any payment from the plan may be required by the Committee, as a condition precedent to such payment, to execute a receipt and release therefor in a form acceptable to the Committee.

          19.6 Headings: The headings and subheadings of the plan are for convenience of reference and shall be ignored in any construction of the provisions hereof.

          19.7 Continuation of Employment: The establishment of the plan shall not be construed as conferring any legal or other right on any employee or any person for continuation of employment, nor shall it interfere with the right of the Participating Employer or any affiliated employer to discharge any employee or deal with him without regard to the effect under the plan.

          19.8 Nonliability of Company: The Company does not guarantee the trust, participants, former participants, spouses or beneficiaries against loss of or depreciation in value of any right or benefit that any of them may acquire under the terms of the plan, nor does the Company guarantee to any of them that the assets of the trust under the plan will be sufficient to provide any or all benefits payable under the plan at any time, including any time the plan may be terminated or partially terminated. All benefits payable under the plan shall be paid or provided for solely from the trust fund, or, as applicable, the Pension Benefit Guaranty Corporation. The Company does not assume any liability or responsibility whatsoever for the benefits.

          19.9 Construction: The provisions of the plan shall be construed and enforced according to the laws of the State of North Carolina, except to the extent such laws are superseded by ERISA.

          19.10 Compliance With The Uniformed Services Employment and Reemployment Act of 1994: Notwithstanding anything contained in the plan to the contrary, effective as of December 12, 1994, the plan shall at all times be construed and enforced according to the requirements of the Uniformed Services Employment and Reemployment Rights Act of 1994.

          IN WITNESS WHEREOF, the BB&T Corporation Pension Plan is, by the authority of the Board of Directors of the Company, executed in behalf of the Company, as of the day 20 of December, 2000.

                                    BB&T CORPORATION


                                    By: /s/ Robert E. Greene
                                       ----------------------------
                                         Authorized Officer
Attest:


 /s/ Jerone C. Herring
-------------------------
         Secretary

[Corporate Seal]

                                                                       EXHIBIT A

                            PARTICIPATING EMPLOYERS

                       Branch Banking and Trust Company
              Branch Banking and Trust Company of South Carolina
                 Branch Banking and Trust Company of Virginia
                         BB&T Insurance Services, Inc.
                        BB&T Investment Services, Inc.
                           BB&T Leasing Corporation
                           Agency Technologies, Inc.
                      AutoBase Information Systems, Inc.
                        Regional Acceptance Corporation
                                Car Mart, Inc.
                            FARR Associates, Inc.*
                    Prime Rate Premium Finance Corporation
                           BB&T Factors Corporation
                          Scott & Stringfellow, Inc.*
                      Scott & Stringfellow Realty, Inc.*
                   Scott & Stringfellow Capital Management*
                       Freedom Financial Services, Inc.
                     Rose Shannis Financial Services, LLC




*Effective as of 1/1/01, such employer will no longer be a Participating
Employer.

                                                                       EXHIBIT B

                           EARLY RETIREMENT FACTORS


          A participant's early retirement benefit shall equal his accrued benefit as of his early retirement date multiplied by the appropriate factor below:


          Participant's Age
          -----------------
             on Benefit
             ----------
          Commencement Date                                     Factor
          -----------------                                     ------

                 64                                              .98
                 63                                              .96
                 62                                              .94
                 61                                              .92
                 60                                              .86
                 59                                              .80
                 58                                              .725
                 57                                              .65
                 56                                              .575
                 55                                              .50

          Interpolated values shall be used if the participant's age on his benefit commencement date is not an integer value.

                                                                       EXHIBIT C

                    SPECIAL PROVISIONS OF MERGING COMPANIES
           PRIOR TO JANUARY 1, 1996 UNDER THE BB&T PREDECESSOR PLAN

          The following is a summary of the special rules that apply to certain participants in the plan who were employees of a company or business that was acquired by the Company or one if its affiliates prior to January 1, 1996. Unless otherwise indicated by the context, all defined terms used in this Exhibit C shall have the meanings assigned to them in the BB&T predecessor plan and all Section references shall be to the BB&T predecessor plan.

     (a)  The Citizens Bank of Warrenton. The Citizens Bank of Warrenton merged
          ------------------------------
          with the Employer on December 20, 1976.

          (1) The monthly normal retirement benefit of an employee of The Citizens Bank of Warrenton who became an Employee of the Employer as a result of the merger of The Citizens Bank of Warrenton into the Employer on December 20, 1976, shall be offset by the benefit that the Employee had accrued under the retirement plan of The Citizens Bank of Warrenton as of the merger date.

          (2) For purposes of participation, vesting, and benefit accrual, Years of Continuous Service and Years of Credited Service for such Employee shall be determined under the terms and provisions of this Plan.

          (3)  Schedule of Benefit Offsets from the Citizen's Bank of Warrenton

               Name               Social Security Number        Benefit Offset
               ----               ----------------------        --------------
               Allen, P.C.              ###-##-####                $  36.22
               Farrar, C.R.             ###-##-####                    6.85
               Hawks, L.F.              ###-##-####                   26.62
               Manning, B.W.            ###-##-####                   12.56
               Miles, G.W.              ###-##-####                   66.05
               Price, C.K.              ###-##-####                   52.49
               Riggan, N.H.             ###-##-####                   11.28
               Robertson, R.P.          ###-##-####                   47.35
               Schuster, P.S.           ###-##-####                    2.53
               Weldon, E.R.             ###-##-####                   81.45
               Weldon, N.B.             ###-##-####                  114.95
               White, A.S.              ###-##-####                   77.66

     (b)  Edgecombe Bank and Trust Company. Edgecombe Bank and Trust Company
          --------------------------------
          merged with the Employer on October 20, 1980.

          (1) The minimum monthly normal retirement benefit of an Employee of Edgecombe Bank and Trust Company who became an Employee of the Employer as a result of the merger of Edgecombe Bank and Trust Company into the Employer on October 20, 1980, shall not be less than the benefit that the Employee had accrued under the retirement plan of Edgecombe Bank and Trust Company as of the date of the merger.

          (2) For purposes of participation, vesting, and benefit accrual, Years of Continuous Service and Years of Credited Service shall be determined under the terms and provisions of this Plan.

     (c)  Independence National Bank. Independence National Bank was merged with
          --------------------------
          the Employer on October 5, 1981. Employees who were "participants" in the Pension Plan for the Employees of Independence National Bank on December 31, 1981 shall become Participants in this Plan on January 1, 1982.

          (1) (A) An Employee of Independence National Bank who became an Employee of the Employer on October 5, 1981, as a result of the merger of Independence National Bank into the Employer, and is employed by the Employer on December 31, 1981, who was a "participant" (as defined in Section 2.18) in the Pension Plan for the Employees of Independence National Bank immediately prior to the merger of said plan into this Plan, shall be entitled to a "Past Service Benefit" equal to his "accrued benefit" as of December 31, 1981 determined in accordance with Section 2.2 of said plan in effect immediately prior to the merger of said plan into this Plan.

               (B) An Employee described above shall be entitled to an Accrued Benefit as of any date prior to his Normal Retirement Date equal to his "Future Service Benefit" (which will be based on his compensation as defined in Section 2.14 and his Years of Credited Service as defined in Section 2.42 after December 31, 1981) plus, if he was a "participant" (as defined in Section 2.33) in the Pension Plan for the Employees of Independence National Bank immediately prior to the merger of said plan into this Plan, a "Past Service Benefit" (determined in accordance with the preceding paragraph).

          (2) With respect to any individual who became an Employee as a result of the merger of Independence National Bank into the Employer on October 5, 1981, and is employed by the Employer on December 31, 1981, for purposes of determining the vested portion of the Employee's Accrued Benefit should a Break in Service occur prior to death or retirement, the Employee shall receive credit for prior service with Independence National Bank, and service up to December 31, 1981 (including such prior service) shall be credited in accordance with the rules set forth in Sections 2.41 and 2.42.


     (d)  City National Bank. City National Bank merged with the Employer on
          ------------------
          July 5, 1983. Employees who were participants in the prior plan of City National Bank shall become Participants in this Plan on July 5, 1983.

          (1) An employee of City National Bank who became an Employee of the Employer as a result of the merger of City National Bank into the Employer on July 5, 1983 shall begin to accrue Years of Credited Service under this Plan on January 1, 1984 in accordance with
               Section 2.42.

          (2) With respect to any individual who became an Employee as a result of the merger of City National Bank into the Employer on July 5, 1983, and is employed by the Employer on December 31, 1983, for purposes of determining the vested portion of the Employee's Accrued Benefit should a Break in Service occur prior to death or retirement, the Employee shall receive credit for prior service with City National Bank.

     (e)  Bank of Alamance. Bank of Alamance merged with the Employer on July 1,
          ----------------
          1984.


          (1) An employee of the Bank of Alamance who became an Employee of the Employer as a result of the merger of the Bank of Alamance into the Employer on July 1, 1984 shall participate in this Plan and begin to accrue Years of Credited Service under this Plan as of July 1, 1984.

          (2) For purposes of vesting, Years of Continuous Service for those Employees who, as of June 30, 1984, were employees of the Bank of Alamance shall be determined by applying the provisions of Subsections 2.41(a) and (b).

          (3) The normal retirement benefit for those Employees who, as of June 30, 1984, were employees of the Bank of Alamance shall be determined under Section 5.1 of this Plan.

     (f)  Carolina Bank. Carolina Bank was merged with the Employer on December
          -------------
          31, 1984.


          (1) The Accrued Benefit, at December 31, 1984, for any Employee who was a participant in the Amended and Restated Retirement Plan of the Carolina Bank shall equal the accrued benefit for each such Employee as defined in Section 1.27 of that plan on December 31, 1984, plus an amount determined by multiplying such accrued benefit by the fraction (not to be less than one) resulting when
               (A) is divided by (B) where:

               (A) equals the fair market value of the assets in the Carolina Bank Retirement Trust as of December 31, 1984, less the present value of the accrued benefit (as defined in Section
                    1.27 of the Amended and Restated Retirement Plan of the Carolina Bank) for any former participant of the Amended and Restated Retirement Plan of the Carolina Bank, and

               (B) equals the total of the present value of the accrued benefits (as defined in the Amended and Restated Retirement Plan of the Carolina Bank) of all active participants in the Amended and Restated Retirement Plan of the Carolina Bank on December 31, 1984.

               For purposes of this subsection (1) the present value of the accrued benefit shall be determined assuming an annual effective interest rate of five percent (5 %) and by using the 1951 Group Annuity Mortality Table with Projection C to 1960 set back 5 years for females. For purposes of this subsection (1), female rates shall be applied to all such participants regardless of their sex.

               After December 31, 1984, the Accrued Benefit of any Employee who was an active participant in the Amended and Restated Retirement Plan of the Carolina Bank on December 31, 1984, shall equal the product of Section 2.1 (a) and Section 2.1 (b) plus the amount determined in this subsection (1).

          (2) Years of Credited Service for those Employees who, as of December 31, 1984, were employees of the Carolina Bank shall begin as of January 1, 1985.

          (3) For purposes of vesting, Years of Continuous Service for those Employees who, as of December 31, 1984, were employees of the Carolina Bank shall be determined by applying the provisions of
               Section 1.13 of the Amended and Restated Retirement Plan of the Carolina Bank for service prior to January 1, 1985. For service after December 31, 1984, Continuous Service for these Employees shall be determined under the provisions of this Plan.

     (g)  First Union National Bank. First Union National Bank merged with the
          -------------------------
          Employer on January 1, 1986. Employees who were participants in the First Union Corporation Pension Plan shall participate in this Plan on January 1, 1986.

          (1) The Accrued Benefit of an employee of First Union National Bank who became an Employee of the Employer as a result of the acquisition of the Employee's place of employment by the Employer after January 1, 1986 and on or before March 10, 1986, shall, on the date he or she became an Employee of the Employer, equal his or her accrued benefit, if any, under the First Union Corporation Pension Plan determined as of the date before such date.

          (2) Years of Continuous Service for former employees of First Union National Bank who became Employees of the Employer as a result of the acquisition of the Employee's place of employment by the Employer after January 1, 1986 and on or before March 10, 1986, shall include the Employee's "years of service" as determined under the terms of the First Union Corporation Pension Plan as of December 31, 1985. In addition, Years of Continuous Service for such Employees shall be computed by treating employment with First Union National Bank after December 31, 1985, and before March 10, 1986, as employment with the Employer.

          (3) Years of Credited Service for former employees of First Union National Bank who became Employees of the Employer as a result of the acquisition of the Employee's place of employment by the Employer after January 1, 1986, and on or before March 10, 1986, shall be computed by treating employment with

               First Union National Bank after December 31, 1985, and before March 10, 1986, as employment with the Employer.

          (4) The monthly normal retirement benefit of a former employee of First Union National Bank who became an Employee of the Employer as a result of the acquisition of the Employee's place of employment by the Employer after January 1, 1986, and on or before March 10, 1986, shall equal the sum of subsection 5.1 (a) or subsection 5.1 (b) of this Plan, whichever is applicable, and the benefit, if any, the Employee had accrued under the First Union Corporation Pension Plan as of the day before he or she became an Employee of the Employer.

     (h)  Alexander and Alexander Insurance Company. Alexander and Alexander
          -----------------------------------------
          Insurance Company merged into the Employer on October 1, 1987. Employees who were participants in the prior plan of Alexander and Alexander Insurance Company shall become Participants in this Plan on October 1, 1987.

          (1) An employee of Alexander and Alexander Insurance Company who became an Employee of the Employer as a result of the merger of Alexander and Alexander Insurance Company into the Employer on October 1, 1987 shall begin to accrue Years of Credited Service under the Plan on October 1, 1987 in accordance with Section 2.42.

          (2) For purposes of vesting, Years of Continuous Service for those Employees who, as of September 30, 1987, were employees of Alexander and Alexander Insurance Company shall include all Years of Continuous Service completed since their date of employment with Alexander and Alexander Insurance Company.

          (3) The normal retirement benefit for such Employees shall be determined according to Section 5.1.

     (i)  Community Bank. Community Bank merged into the Employer on January 1,
          --------------
          1988. Employees who were participants in the prior plan of Community Bank shall become Participants in this Plan on the later of January 1, 1988 or the first Entry Date coincident with or next following completion of the requirements of Section 3.1.

          (1) An employee of Community Bank who became an Employee of the Employer as a result of the merger of Community Bank into the Employer on January 1, 1988 shall begin to accrue Years of Credited Service under the Plan on January 1, 1988 in accordance with Section 2.42.

          (2) For purposes of vesting, Years of Continuous Service for those Employees who, as of December 31, 1987, were employees of Community Bank shall include all Years of Continuous Service completed since their date of employment with Community Bank.

          (3) The normal retirement benefit for such Employees shall be determined according to Section 5.1.

     (j)  Ervin, Haywood and Rankin Insurance Company. Ervin, Haywood and Rankin
          -------------------------------------------
          Insurance Company merged into the Employer on January 1, 1989. Employees of Ervin, Haywood and Rankin Insurance Company shall become Participants in this Plan on the later of January 1, 1989 or the first Entry Date coincident with or next following completion of the requirements of Section 3.1.

          (1) An employee of Ervin, Haywood and Rankin Insurance Company who became an Employee of the Employer as a result of the merger of Ervin, Haywood and Rankin Insurance Company into the Employer on January 1, 1989 shall begin to accrue Years of Credited Service under the Plan on January 1, 1989 in accordance with Section 2.42.

          (2) For purposes of vesting, Years of Continuous Service for those Employees who, as of December 31, 1988, were employees of Ervin, Haywood and Rankin Insurance Company shall include all Years of Continuous Service completed since their date of employment with Ervin, Haywood and Rankin Insurance Company.

          (3) The normal retirement benefit for such Employees shall be determined according to Section 5.1.

     (k)  Westbrook-Norton. Inc. Westbrook-Norton, Inc. merged into the Employer
          ---------------------
          on April 1, 1989. Employees of Westbrook-Norton, Inc. shall become Participants in this Plan on the later of April 1, 1989 or the first Entry Date coincident with or next following completion of the requirements of Section 3.1.

          (1) An employee of Westbrook-Norton, Inc. who became an Employee of the Employer as a result of the merger of Westbrook-Norton, Inc. into the Employer on April 1, 1989 shall begin to accrue Years of Credited Service under the Plan on April 1, 1989 in accordance with Section 2.42.

          (2) For purposes of vesting, Years of Continuous Service for those Employees who, as of March 31, 1989, were employees of Westbrook-Norton, Inc. shall include all Years of Continuous Service completed since their date of employment with Westbrook-Norton, Inc.

          (3) The normal retirement benefit for such Employees shall be determined according to Section 5.1.

     (l)  Cline-Southern Insurance Company. Cline-Southern Insurance Company
          --------------------------------
          merged into the Employer on January 1, 1990. Employees of Cline-Southern Insurance Company shall become Participants in this Plan on the later of January 1, 1990 or the first Entry Date coincident with or next following completion of the requirements of Section 3.1.

          (1) An employee of Cline-Southern Insurance Company who became an Employee of the Employer as a result of the merger of Cline-Southern Insurance Company into the Employer on January 1, 1990 shall begin to accrue Years of Credited Service under the Plan on January 1, 1990 in accordance with Section 2.42.

          (2) For purposes of vesting, Years of Continuous Service for those Employees who, as of December 31, 1989, were employees of ClineSouthern Insurance Company shall include all Years of Continuous Service completed since their date of employment with Cline-Southern Insurance Company.

          (3) The normal retirement benefit for such Employees shall be determined according to Section 5.1.

     (m)  Albemarle Savings & Loan Association. Albemarle Savings & Loan
          ------------------------------------
          Association merged into the Employer on January 1, 1992. Effective January 1, 1992, all Participants in the Albemarle Savings & Loan Association of Elizabeth City, N.C. Retirement Plan shall become Participants in this Plan. Other employees of Albemarle Savings & Loan Association shall become Participants in this Plan on the later of January 1, 1992 or the first Entry Date coincident with or next following completion of the requirements of Section 3.1.

          (1) An employee of Albemarle Savings & Loan Association who became an Employee of the Employer as a result of the merger of Albemarle Savings & Loan Association into the Employer on January 1, 1992 shall be credited with Years of Credited Service under the Plan as if employment with Albemarle Savings & Loan Association had been with the Employer. In addition, Employees of Albemarle Savings & Loan Association shall be given credit for a Year of Credited Service for the 12-month period beginning March 1, 1991 and ending February 28, 1992, if such Employee had completed 1,000 Hours of Service under the terms of the Albemarle Savings & Loan Association of Elizabeth City, N.C. Retirement Plan in effect prior to merger with this Plan.

          (2) For the purposes of vesting, Years of Continuous Service for those Employees who, as of December 31, 1991, were employees of Albemarle Savings & Loan Association shall include all Years of Continuous Service completed since their date of employment with Albemarle Savings & Loan Association. In addition, Employees of Albemarle Savings & Loan Association shall be given credit for a Year of Continuous Service for the 12-month period beginning March 1, 1991 and ending February 28, 1992, if such Employee had completed 1,000 Hours of Service under the terms of the Albemarle Savings & Loan Association of Elizabeth City, N.C. Retirement Plan in effect prior to merger with this Plan.

          (3) The normal retirement benefit for non-highly compensated Employees shall be the greater of the normal retirement benefit calculated under the terms of the Retirement Plan for the Employees of Branch Banking and Trust Company or the normal retirement benefit calculated under the terms of the Albemarle Savings & Loan Association Pension Plan (including the right to a lump sum payment). The normal retirement benefit for "highly compensated employees" (as defined in Code Section 414(q)) shall be calculated under the terms of the Retirement Plan for the Employees of Branch Banking and. Trust Company but in no event shall the benefit for such Employee be less than his benefit calculated under the terms of the Albemarle Savings & Loan Association Pension Plan (including the right to a lump sum payment) on the later of December 31, 1991 or the date such employee is first considered to be "highly compensated."

     (n)  Gate City Federal Savings and Loan Association. Gate City Federal
          ----------------------------------------------
          Savings and Loan Association merged into the Employer on January 1, 1992. Effective January 1, 1992, all Participants in the Gate City Federal Savings and Loan Association Pension Plan shall become Participants in this Plan. Other employees of Gate City Federal Savings and Loan Association shall become Participants in this Plan on the later of January 1, 1992 or the first Entry Date coincident with or next following completion of the requirements of Section 3.1.

          (1) An employee of Gate City Federal Savings and Loan Association who became an Employee of the Employer as a result of the merger of Gate City Federal Savings and Loan Association into the Employer on January 1, 1992 shall be credited with Years of Credited Service under the Plan as if employment with Gate City Federal Savings and Loan Association had been with the Employer.

          (2) For the purposes of vesting, Years of Continuous Service for those Employees who, as of December 31, 1991, were employees of Gate City Federal Savings and Loan Association shall include all Years of Continuous Service completed since their date of employment with Gate City Federal Savings and Loan Association.

          (3) The normal retirement benefit for non-highly compensated Employees shall be the greater of the normal retirement benefit calculated under the terms of the Retirement Plan for the Employees of Branch Banking and Trust Company or the normal retirement benefit calculated under the terms of the Gate City Federal Savings and Loan Association Pension Plan (including the right to a lump sum payment). The normal retirement benefit for "highly compensated employees" (as defined in Code Section 414(q)) shall be calculated under the terms of the Retirement Plan for the Employees of Branch Banking and Trust Company but in no event shall the benefit for such Employee be less than his benefit calculated under the terms of the Gate City Federal Savings and Loan Association Pension Plan (including the right to a lump sum payment) on the later of December 31, 1991 or the date such employee is first considered to be "highly compensated."

     (o)  Peoples Federal Savings & Loan Association. Peoples Federal Savings &
          ------------------------------------------
          Loan Association merged into the Employer on December 31, 1992. Effective December 31, 1992, all Participants in the Peoples Federal Savings & Loan Association Employees' Pension Plan shall become Participants in this Plan. Other employees of Peoples

          Federal Savings & Loan Association shall become Participants in this Plan on the later of January 1, 1993 or the first Entry Date coincident with or next following completion of the requirements of
          Section 3.1.

          (1) Years of Credited Service for those Employees who, as of December 31, 1992, were employees of Peoples Federal Savings & Loan Association shall include all Years of Credited Service completed as of March 31, 1992 with Peoples Federal Savings & Loan Association. In addition, Employees of Peoples Federal Savings & Loan Association shall be given credit for a Year of Credited Service for the 12-month period beginning April 1, 1992 and ending March 31, 1993, if such Employee would have completed 1,000 Hours of Service under the terms of the Peoples Federal Savings & Loan Association Employees' Pension Plan in effect prior to merger with this Plan. In addition, Years of Credited Service will be based on the terms of this Plan effective for the Plan Year beginning January 1, 1993.

          (2) Years of Continuous Service for those Employees who, as of December 31, 1992, were employees of Peoples Federal Savings & Loan Association shall include all Years of Vesting Service completed as of March 31, 1992 with Peoples Federal Savings & Loan Association. In addition, Employees of Peoples Federal Savings & Loan Association shall be given credit for a Year of Vesting Service for the 12-month period beginning April 1, 1992 and ending March 31, 1993, if such Employee would have completed 1,000 Hours of Service under the terms of the Peoples Federal Savings & Loan Association Employees' Pension Plan in effect prior to merger with this Plan. In addition, Years of Continuous Service will be based on the terms of this Plan effective for the Plan Year beginning January 1, 1993.

          (3) The normal retirement benefit for non-highly compensated Employees shall be the greater of the normal retirement benefit calculated under the terms of the Retirement Plan for the Employees of Branch Banking and Trust Company or the normal retirement benefit calculated under the terms of the Peoples Federal Savings & Loan Association Employees' Pension Plan (including the right to a lump sum payment). The normal retirement benefit for "highly compensated employees" (as defined in Code Section 414(q)) shall be calculated under the terms of the Retirement Plan for the Employees of Branch Banking and Trust Company but in no event shall the benefit for such Employee be less than his benefit calculated under the terms of the Peoples Federal Savings & Loan Association Employees' Pension Plan (including the right to a lump sum payment) on the later of December 31, 1992 or the date such employee is first considered to be "highly compensated". Each Participant will have a minimum lump sum calculated as the present value of the Accrued Benefit (as of December 31, 1992) under the Peoples Federal Savings & Loan Association Employees' Pension Plan using the definition of Actuarial Equivalent in effect for that plan on December 31, 1992.

     (p)  Regional Insurance Services, Inc. Regional Insurance Services, Inc.
          ---------------------------------
          merged into the Employer on October 1, 1992. Consistent with the general policies established in Section 17.1 of the Plan, Employees of Regional Insurance Services, Inc. shall become Participants in this Plan on the later of October 1, 1992 or the first Entry Date coincident with or next following completion of the requirements of
          Section 3.1.

          (1) An employee of Regional Insurance Services, Inc. who became an Employee of the Employer as a result of the merger of Regional Insurance Services, Inc. into the Employer on October 1, 1992 shall begin to accrue Years of Credited Service under the Plan on October 1, 1992 in accordance with Section 2.42.

          (2) For purposes of vesting, Years of Continuous Service for those Employees who, as of September 30, 1992, were employees of Regional Insurance Services, Inc. shall include all Years of Continuous Service completed since their date of employment with Regional Insurance Services, Inc.

          (3) The normal retirement benefit for such Employees shall be determined according to Section 5.1.

     (q)  Gouger, O'Neal & Saunders Insurance Services, Inc. Gouger, O'Neal &
          --------------------------------------------------
          Saunders Insurance Services, Inc. merged into the Employer on January 1, 1993. Consistent with the general policies established in Section
          17.1 of the Plan, Employees of Gouger, O'Neal & Saunders Insurance Services, Inc. shall become Participants in this Plan on the later of January 1, 1993 or the first Entry Date coincident with or next following completion of the requirements of Section 3.1.

          (1) An employee of Gouger, O'Neal & Saunders Insurance Services, Inc. who became an Employee of the Employer as a result of the merger of Gouger, O'Neal & Saunders Insurance Services, Inc. on January 1, 1993 shall begin to accrue Years of Credited Service under the Plan on January 1, 1993 in accordance with Section 2.42.

          (2) For purposes of vesting, Years of Continuous Service for those Employees who, as of December.31, 1992, were employees of Gouger, O'Neal & Saunders Insurance Services, Inc. shall include all Years of Continuous Service completed since their date of employment with Gouger, O'Neal & Saunders Insurance Services, Inc.

          (3) The normal retirement benefit for such Employees shall be determined according to Section 5.1.

     (r)  West Insurance and Associate, Inc. West Insurance and Associates, Inc.
          ---------------------------------
          merged into the Employer on March 1, 1993. Consistent with the general policies established in Section 17.1 of the Plan, Employees of West Insurance and Associates, Inc. shall become Participants in this Plan on the later of March 1, 1993 or the first Entry Date coincident with or next following completion of the requirements of Section 3.1.

                  (1) An employee of West Insurance and Associates, Inc. who became an Employee of the Employer as a result of the merger of West Insurance and Associates, Inc. on March 1, 1993 shall begin to accrue Years of Credited Service under the Plan on March 1, 1993 in accordance with Section 2.42.

                  (2) For purposes of vesting, Years of Continuous Service for those Employees who, as of February 28, 1993, were employees of West Insurance and Associates, Inc. shall include all Years of Continuous Service completed since their date of employment with West Insurance and Associates, Inc.

                  (3) The normal retirement benefit for such Employees shall be determined according to Section 5.1.

         (s)      First Fincorp, Inc. First Fincorp, Inc. merged into the
                  -------------------
                  Employer on April 1, 1993. Consistent with the general policies established in Section 17.1 of the Plan, Employees of First Fincorp, Inc. shall become Participants in this Plan on the later of April 1, 1993 or the first Entry Date coincident with or next following completion of the requirements of
                  Section 3.1.

                  (1) An employee of First Fincorp, Inc. who became an Employee of the Employer as a result of the merger of First Fincorp, Inc. on April 1, 1993 shall begin to accrue Years of Credited Service under the Plan on April 1, 1993 in accordance with Section 2.42.

                  (2) For purposes of vesting, Years of Continuous Service for those Employees who, as of March 31, 1993, were employees of First Fincorp, Inc. shall include all Years of Continuous Service completed since their date of employment with First Fincorp, Inc.

                  (3) The normal retirement benefit for such Employees shall be determined according to Section 5.1.

         (t)      The Winston-Salem and Raleigh Branches of 1st Home Federal
                  ----------------------------------------------------------
                  Savings and Loan Association of the Carolinas, F.A. The assets
                  ---------------------------------------------------
                  of the Winston-Salem and Raleigh branches of 1st Home Federal Savings and Loan Association of the Carolinas, F.A. were acquired by the Employer effective June 1, 1993. The affected employees became Employees of the Employer effective June 1, 1993. Consistent with the general policies established in
                  Section 17.1 of the Plan, these Employees shall become Participants in this Plan on the later of June 1, 1993 or the first Entry Date coincident with or next following completion of the requirements of Section 3.1 (with retroactive service granted for such purpose).

                  (1) An employee of the Winston-Salem and Raleigh Branches of 1st Home Federal Savings and Loan Association of the Carolinas, F.A. who became an Employee of the Employer on June 1, 1993, shall begin to accrue Years of Credited Service under the Plan on June 1, 1993 in accordance with Section 2.42.

                  (2) For purposes of vesting, Years of Continuous Service for those Employees who, as of May 31, 1993, were employees of the Winston-Salem and Raleigh Branches of 1st Home Federal Savings and Loan Association of the Carolinas, F.A. shall include all Years of Continuous Service completed since their date of employment with 1st Home Federal Savings and Loan Association of the Carolinas, F.A.

                  (3) The normal retirement benefit for such Employees shall be determined according to Section 5.1.

         (u)      Security Federal Savings Bank. ("Security Federal") was
                  -----------------------------
                  acquired by the Employer on August 7, 1992, and the employees of Security Federal as of such date ("Former Security Federal Employees") remained covered under the Financial Institutions Retirement Fund (the "FIRF') until withdrawal from the FIRF effective June 30, 1995. Effective July 1, 1995, each Former Security Federal Employee shall become a Participant in the Plan, subject to the following provisions:

                  (1) A Former Security Federal Employee who does not elect to transfer his accrued benefit under the FIRF, determined as of June 30, 1995, to the Plan shall receive credit for Years of Service under the Plan, including, solely for vesting purposes, his years of vesting service determined under the FIRF as in effect on June 30, 1995.

                  (2) A Former Security Federal Employee who elects to transfer his accrued benefit under the FIRF, determined as of June 30, 1995, (the "FIRF Benefit"), to the Plan shall be credited with Years of Service under the Plan, including his years of vesting service and years of benefit accrual service as determined under the FIRF as in effect on June 30, 1995. The provisions of subparagraphs (3) and (4) shall apply solely to a former Security Federal employee who elects to transfer his FIRF Benefit to the Plan.

                  (3) The normal retirement benefit for a Former Security Federal Employee who is not a highly compensated employee (as defined in Code Section 414(q)) shall be the greater of (A) the normal retirement benefit calculated under the terms of the Plan, and (B) two percent (2%) of High-5 Salary, as defined in the FIRF, multiplied by Years of Service; provided, that compensation used under clause (A) for years before January 1, 1993 shall be as defined in the FIRF, and compensation used under clause (B) for all years shall be as defined in the FIRF. The normal retirement benefit for a Former Security Federal Employee who is a highly compensated employee (as defined in Code Section 414(q)) shall be his benefit calculated under the terms of the Plan, but in no event shall such benefit be less than his benefit calculated under the terms of the FIRF as of the later of June 30, 1995 or the date he first becomes a highly compensated employee.

                  (4) The benefit determined under subparagraph (3)(B) and the second clause of the last sentence of subparagraph (3) (benefits relating to the benefit formula under the FIRF) shall be paid pursuant to the provisions of the Plan, with the following exceptions:

                           (A) The Normal Form of Benefit shall be an annuity paid in equal monthly installments on the first day of each calendar month in which the Participant or Inactive Participant shall have lived the entire preceding calendar month; provided, that there shall be a death benefit equal to twelve (12) times the monthly retirement benefit reduced by the sum of the retirement benefit payments already paid.

                           (B) The Early Retirement Age of a Former Security Federal Employee shall be Age 45.

                           (C) The early retirement benefit of a Former Security Federal Employee shall be calculated as the Normal Form of Benefit and shall equal his Accrued Benefit as of his Early Retirement Date, reduced three percent (3%) for each year benefits commence before his Normal Retirement Age.

                           (D)      Subject to the election provisions of
                                    Article V of the Plan the following methods of payment shall be available in lieu of those provided in Section 5.6: (I) A life annuity payable monthly in equal installments during the lifetime of the Participant or Inactive Participant, (II) a joint and full survivor annuity payable to the Participant or Inactive Participant during his lifetime and thereafter in the same monthly amount to his Beneficiary; provided, that if both the Participant or Inactive Participant and Beneficiary die before 120 monthly installments have been paid, the Actuarial Equivalent present value of the remaining installments shall be paid to the Participant's or Inactive Participant's Beneficiary; 0lB a joint and one-half survivor annuity payable to the Participant or Inactive Participant during his lifetime and thereafter in the same monthly amount to his Beneficiary; (IV) subject to the provisions of Article 15, any other Actually Equivalent annuity with some other death benefit; and (V) a single-sum distribution of the Actuarial Equivalent of his retirement benefit for a Former Security Federal Employee who is at least Age 45 on his Annuity Starting Date. The Actuarial Equivalent factors for determining the amount of all optional methods of payment for Former Security Federal Employees shall be as provided in the Appendix to this Amendment.

                           (E) If a Former Security Federal Employee became a member of the FIRF before July 1, 1983 and retires on or after Age 55, he shall receive a retirement adjustment payment in a single sum equal to three (3) times his monthly benefit amount, as determined and payable as of his Annuity Starting Date, before adjustment for any optional method of payment.

                           (F) A Former Security Federal Employee who is receiving retirement benefits and who has attained Age 65 shall receive an annual payment as of the end of each calendar year equal to one percent (! %) of his annual benefit multiplied by the number of years from the calendar year in which the retiree reached Age 65 to the current Plan Year at the end of which such adjustment is payable. No such payment shall be made after the retiree's death; provided, that if he had elected a contingent annuitant who is alive on the later of (i) the date of the retiree's death, or (ii) the date the retiree would have attained Age 66, such contingent annuitant shall be entitled to an annual payment as of the end of each calendar year equal to one percent (1%) of the contingent annuitant's annual benefit multiplied by the number of years from the calendar year in which the retiree reached Age 65 (or would have reached Age 65) to the current Plan Year at the end of which such adjustment is payable. Upon the contingent annuitant's death, no further such payment shall be made.

                           (G) The lump-sum Actuarial Equivalent of a benefit with an Annuity Starting Date before the date this Amendment is executed shall be determined using the mortality table and interest rate specified in the FIRF. The lump-sum Actuarial Equivalent of a benefit with an Annuity Starting Date after the date this Amendment is executed shall be determined using the mortality table and interest rate specified in Section 2.4; provided, that for the period beginning on the date of execution and ending one year later, the interest rate determination date shall be the date under the provisions of the Plan or the date under the provisions of the FIRF, whichever produces the larger distribution; and provided further, that the lump sum shall not be less than the actuarial equivalent of the Accrued Benefit on the date of execution of this Amendment, determined using an interest rate, determined by reference to the last month of each calendar quarter, equal to the average of the 10- and 20-year U.S. Treasury bond annual yields, as reported in the Federal Reserve Statistical Release (G. 13), rounded to the nearest 0.5 %, except that if the annual yield of 20-year U.S. Treasury bonds is not published, such rate shall be the annual yield of 10-year U.S. Treasury bonds, and the rate so determined shall be applicable to distributions made in the calendar quarter beginning three months later.

         (v)      Wilkinson, Bulluck & Company. Wilkinson, Bulluck & Company
                  ----------------------------
                  merged into the Employer on July 1, 1993. Consistent with the general policies established in Section 17.1 of the Plan, these Employees shall become Participants in this Plan on the later of July 1, 1993 or the first Entry Date coincident with or next following completion of the requirements of Section
                  3.1 (with retroactive service granted for such purpose).

                  (1) An employee of Wilkinson, Bulluck & Company who became an Employee of the Employer as a result of the merger of Wilkinson, Bulluck & Company on

                           July 1, 1993 shall begin to accrue Years of Credited Service under the Plan on July 1, 1993 in accordance with Section 2.42.

                  (2) For purposes of vesting, Years of Continuous Service for those Employees who, as of June 30, 1993, were employees of Wilkinson, Bulluck & Company shall include all Years of Continuous Service completed since their date of employment with Wilkinson, Bulluck & Company.

                  (3) The normal retirement benefit for such Employees shall be determined according to Section 5.1.

         (w)      Carolina Savings Bank. Carolina Savings Bank merged into the
                  ---------------------
                  Employer on August 16, 1993. Effective August 16, 1993, all Participants in the Carolina Savings Bank Pension Plan shall become Participants in this Plan. Other employees of Carolina Savings Bank shall become Participants in this Plan on the later of September 1, 1993 or the first Entry Date coincident with or next following completion of the requirements of
                  Section 3.1.

                  (1) Years of Credited Service for those Employees who, as of August 16, 1993, were employees of Carolina Savings Bank shall include all Years of Service completed as of April 30, 1993 with Carolina Savings Bank. In addition, Employees of Carolina Savings Bank shall be given credit for a Year of Credited Service for the 12-month period beginning May 1, 1993 and ending April 30, 1994, if such Employee would have completed 1,000 Hours of Service under the terms of the Carolina Savings Bank Pension Plan in effect prior to merger with this Plan. In addition, Years of Credited Service will be based on the terms of this Plan effective for the Plan Year beginning January 1, 1994.

                  (2) Years of Continuous Service for those Employees who, as of August 16, 1993, were employees of Carolina Savings Bank shall include all Years of Service completed as of April 30, 1993 with Carolina Savings Bank. In addition, Employees of Carolina Savings Bank shall be given credit for a Year of Service for the 12-month period beginning-May 1, 1993 and ending April 30, 1994, if such Employee would have completed 1,000 Hours of Service under the terms of the Carolina Savings Bank Pension Plan in effect prior to merger with this Plan. In addition, Years of Continuous Service will be based on the terms of this Plan effective for the Plan Year beginning January 1, 1994.

                  (3) The normal retirement benefit for non-highly compensated Employees shall be the greater of the normal retirement benefit calculated under the terms of the Retirement Plan for the Employees of Branch Banking and Trust Company or the normal retirement benefit calculated under the terms of the Carolina Savings Bank Pension Plan (including the right to a lump sum payment). The normal retirement benefit for "highly compensated employees" (as defined in Code
                           Section 414(q)) shall be calculated under the terms of the Retirement Plan for the Employees of Branch Banking and Trust Company but in no event shall the benefit for such Employee be less than his benefit calculated under the terms of the Carolina Savings Bank Pension Plan (including the right to a lump sum payment) on the later of August 16, 1993 or the date such employee is first considered to be "highly compensated". Each Participant will have a minimum lump sum calculated as the present value of the Accrued Benefit (as of August 16, 1993) under the Carolina Savings Bank Pension Plan using the definition of Actuarial Equivalent in effect for that plan on August 16, 1993.

         (x)      Edenton Savings and Loan Association. Edenton Savings and Loan
                  ------------------------------------
                  Association merged into the Employer on September 1, 1993. Consistent with the general policies established in Section
                  17.1 of the Plan, these Employees shall become Participants in this Plan on the later of September 1, 1993 or the first Entry Date coincident with or next following completion of the requirements of Section 3.1 (with retroactive service granted for such purpose).

                  (1) An employee of Edenton Savings and Loan Association who became an Employee of the Employer as a result of the merger of Edenton Savings and Loan Association on September 1, 1993 shall begin to accrue Years of Credited Service under the Plan on September 1, 1993 in accordance with Section 2.42.

                  (2) For purposes of vesting, Years of Continuous Service for those Employees who, as of August 31, 1993, were employees of Edenton Savings and Loan Association shall include all Years of Continuous Service completed since their date of employment with Edenton Savings and Loan Association.

                  (3) The normal retirement benefit for such Employees shall be determined according to Section 5.1.

         (y)      Ralph Carlton Insurance Agency. Ralph Carlton Insurance Agency
                  ------------------------------
                  merged into the Employer on September 1, 1993. Consistent with the general policies established in Section 17.1 of the Plan, these Employees shall become Participants in this Plan on the later of September 1, 1993 or the first Entry Date coincident with or next following completion of the requirements of
                  Section 3.1 (with retroactive service granted for such purpose).

                  (1) An employee of Ralph Carlton Insurance Agency who became an Employee of the Employer as a result of the merger of Ralph Carlton Insurance Agency on September 1, 1993 shall begin to accrue Years of Credited Service under the Plan on September 1, 1993 in accordance with Section 2.42.

                  (2) For purposes of vesting, Years of Continuous Service for those Employees who, as of August 31, 1993, were employees of Ralph Carlton Insurance Agency shall include all Years of Continuous Service completed since their date of employment with Ralph Carlton Insurance Agency.

                  (3) The normal retirement benefit for such Employees shall be determined according to Section 5.1.

         (z)      Wall Insurance Agency. Wall Insurance Agency merged into the
                  ---------------------
                  Employer on October 1, 1993. Consistent with the general policies established in Section 17.1 of the Plan, these Employees shall become Participants in this Plan on the later of October 1, 1993 or the first Entry Date coincident with or next following completion of the requirements of Section 3.1 (with retroactive service granted for such purpose).

                  (1) An employee of Wall Insurance Agency who became an Employee of the Employer as a result of the merger of Wall Insurance Agency on October 1, 1993 shall begin to accrue Years of Credited Service under the Plan on October 1, 1993 in accordance with Section 2.42.

                  (2) For purposes of vesting, Years of Continuous Service for those Employees who, as of September 30, 1993, were employees of Wall Insurance Agency shall include all Years of Continuous Service completed since their date of employment with Wall Insurance Agency.

                  (3) The normal retirement benefit for such Employees shall be determined according to Section 5.1.

         (aa)     Old Stone Bank of North Carolina. Old Stone Bank of North
                  --------------------------------
                  Carolina merged into the Employer on January 1, 1994. Consistent with the general policies established in Section
                  17.1 of the Plan, these Employees shall become Participants in this Plan on the later of January 1, 1994 or the first Entry Date coincident with or next following completion of the requirements of Section 3.1 (with retroactive service granted for such purpose).

                  (1) An employee of Old Stone Bank of North Carolina who became an Employee of the Employer as a result of the merger of Old Stone Bank of North Carolina on January 1, 1994 shall begin to accrue Years of Credited Service under the Plan on January 1, 1994 in accordance with Section 2.42.

                  (2) For purposes of vesting, Years of Continuous Service for those Employees who, as of December 31, 1993, were employees of Old Stone Bank of North Carolina shall include all Years of Continuous Service completed since their date of employment with Old Stone Bank of North Carolina.

                  (3) The normal retirement benefit for such Employees shall be determined according to Section 5.1.

         (bb)     Citizens Savings Bank, SSB, Newton. Citizens Savings Bank,
                  ----------------------------------
                  SSB, Newton merged into the Employer on June 1, 1994. Consistent with the general policies established in Section
                  17.1 of the Plan, these Employees shall become Participants in this Plan on the later of June 1, 1994 or the first Entry Date coincident with or next following completion of the requirements of Section 3.1 (with retroactive service granted for such purpose).

                  (1) An employee of Citizens Savings Bank, SSB, Newton who became an Employee of the Employer as a result of the merger of Citizens Savings Bank, SSB,

                           Newton on June 1, 1994 shall begin to accrue Years of Credited Service under the Plan on June 1, 1994 in accordance with Section 2.42.

                  (2) For purposes of vesting, Years of Continuous Service for those Employees who, as of May 31, 1994, were employees of Citizens Savings Bank, SSB, Newton shall include all Years of Continuous Service completed since their date of employment with Citizens Savings Bank, SSB, Newton.

                  (3) The normal retirement benefit for such Employees shall be determined according to Section 5.1.

         (cc)     Mutual Bank of Rockingham County, SSB. Mutual Savings Bank of
                  -------------------------------------
                  Rockingham County, SSB merged into the Employer during 1993. These Employees shall become Participants in this Plan on the later of July 1, 1994 or the first Entry Date coincident with or next following completion of the requirements of Section
                  3.1 (with retroactive service granted for such purpose).

                  (1)      Any "highly compensated employee" (as defined in Code
                           Section 414(q)) of the Employer who became an Employee of the Employer as a result of the merger of Mutual Savings Bank of Rockingham County, SSB during 1993 shall begin to accrue Years of Credited Service under the Plan on July 1, 1994 in accordance with
                           Section 2.42.

                  (2) Years of Credited Service for any non-highly compensated employee of the Employer who became an Employee of the Employer as a result of the merger of Mutual Savings Bank of Rockingham County, SSB during 1993 shall include all Years of Credited Service completed since their date of employment with Mutual Savings Bank of Rockingham County, SSB.

                  (3) For purposes of vesting, Years of Continuous Service for those Employees who, immediately before the merger, were employees of Mutual Savings Bank of Rockingham County, SSB shall include all Years of Continuous Service completed since their date of employment with Mutual Savings Bank of Rockingham County, SSB.

                  (4) The normal retirement benefit for such Employees shall be determined according to Section 5.1.

         (dd)     Citizens Savings Bank, SSB, Mooresville. Citizens Savings
                  ---------------------------------------
                  Bank, SSB, Mooresville merged into the Employer during 1993. These Employees shall become Participants in this Plan on the later of July 1, 1994 or the first Entry Date coincident with or next following completion of the requirements of Section
                  3.1 (with retroactive service granted for such purpose).

                  (1) Years of Credited Service for an employee of Citizens Savings Bank, SSB, Mooresville who became an Employee of the Employer as a result of the merger of Citizens Savings Bank, SSB, Mooresville during 1993 shall include all Years of Credited Service completed since their date of employment with Citizens Savings Bank, SSB, Mooresville.

                  (2) For purposes of vesting, Years of Continuous Service for those Employees who, immediately before the merger, were employees of Citizens Savings Bank, SSB, Mooresville shall include all Years of Continuous Service completed since their date of employment with Citizens Savings Bank, SSB, Mooresville.

                  (3) The normal retirement benefit for such Employees shall be determined according to Section 5.1.

         (ee)     Cummings LeGrande Insurance Agency. Cummings LeGrande
                  ----------------------------------
                  Insurance Agency merged into the Employer on July 1, 1994. Consistent with the general policies established in Section
                  17.1 of the Plan, these Employees shall become Participants in this Plan on the later of July 1, 1994 or the first Entry Date coincident with or next following completion of the requirements of Section 3.1 (with retroactive service granted for such purpose).

                  (1) An employee of Cummings LeGrande Insurance Agency who became an Employee of the Employer as a result of the merger of Cummings LeGrande Insurance Agency on July 1, 1994 shall begin to accrue Years of Credited Service under the Plan on July 1, 1994 in accordance with Section 2.42.

                  (2) For purposes of vesting, Years of Continuous Service for those Employees who, as of June 30, 1994, were employees of Cummings LeGrande Insurance Agency shall include all Years of Continuous Service completed since their date of employment with Cummings LeGrande Insurance Agency.

                  (3) The normal retirement benefit for such Employees shall be determined according to Section 5.1.

         (ff)     Lexington State Bank. The Lexington State Bank Pension Plan
                  --------------------
                  merged into this Plan on December 31, 1994. Consistent with the general policies established in Section 17.1 above, these Employees shall become Participants in this Plan on the later of December 31, 1994 or the first Entry Date coincident with or next following completion of the requirements of Section
                  3.1 (with retroactive service granted for such purpose).

                  (1) An employee of Lexington State Bank who became an Employee of the Employer as a result of the merger of Lexington State Bank shall begin to accrue Years of Credited Service under the Plan on January 1, 1995 in accordance with Section 2.42.

                  (2) For purposes of vesting, Years of Continuous Service for those Employees who, as of December 31, 1994, were employees of Lexington State Bank shall include all Years of Continuous Service completed since their date of employment with Lexington State Bank.

                  (3) The normal retirement benefit for such Employees shall be determined according to Section 5.1.

                  (4) The monthly normal retirement benefit of a former employee of Lexington State Bank who became an Employee of the Employer as a result of the acquisition of the Employee's place of employment by the Employer, shall equal the sum of subsection 5.1(a) or subsection 5.1(b) of this Plan, whichever is applicable, and the benefit, if any, the Employee had accrued under The Lexington State Bank Pension Plan and Trust Agreement as of December 31, 1994.

                  (5) Participants who were at least partially vested under the terms of The Lexington State Bank Pension Plan as of December 31, 1994 shall be subject to the following vesting schedule:

                           Number of Years
                           of Continuous Service           Percentage
                           ---------------------           ----------
                           Less than 3                         0%
                                     3                        20%
                                     4                        40%
                                     5                       100%

                           All other Participants shall be subject to the vesting schedule contained in Section 6.1 of the Plan.

                                                                       EXHIBIT D

                 SPECIAL PROVISIONS OF MERGING COMPANIES PRIOR
                           TO JANUARY 1, 1996 UNDER
                    THE SOUTHERN NATIONAL PREDECESSOR PLAN

                  The following is a summary of the special rules that apply to certain participants in the plan who were employees of a company or business that was merged into or acquired by the Company or one of its affiliates prior to January 1, 1996. Unless otherwise indicated by the context, all defined terms used herein shall have the meanings assigned to them in the Southern National predecessor plan and all Section references shall be to the Southern National predecessor plan.

         (a) The Bank of Charlotte merged into the Employer on January 1, 1970. Permanent full-time salaried employees of the Bank of Charlotte on July 31, 1970 shall become participants in this Plan on January 1, 1970.

                  (1) For purposes of benefit accrual, Years of Benefit Service for those Employees who, as of July 31, 1970, were permanent full-time salaried employees of the Bank of Charlotte and who continue as an Employee of the Employer for a period of one year thereafter, shall include all Years of Benefit Service completed since their date of employment with the Bank of Charlotte (but not to exceed 20 years as of January 1, 1970).

                  (2) For purposes of vesting, Years of Vesting Service for those Employees who, as of July 31, 1970, were permanent full-time salaried employees of the Bank of Charlotte and who continue as an Employee of the Employer for a period of one year thereafter, shall include all Years of Vesting Service completed since their date of employment with the Bank of Charlotte (but not to exceed ten years as of August.3, 1970).

                           Provided further that beginning January 1, 1991 and thereafter, for Employees still in service on or after that date, no maximum shall be applied to the Years of Vesting Service credited for any purpose under the Plan.

                  (3) The normal retirement benefit for such Employees shall be determined according to Section 5.01.

         (b) Lafayette Bank merged into the Employer on April 1, 1977. Employees of Lafayette Bank shall become participants in this Plan following completion of the requirements of Section 2.01.

                  (1) For purposes of benefit accrual, Employees of Lafayette Bank shall begin to accrue Years of Benefit Service under this Plan on April 1, 1977.

                  (2) For purposes of vesting, Employees of Lafayette Bank shall begin to accrue Years of Vesting Service under this Plan on April 1, 1977.

                  (3) The normal retirement benefit for such Employees shall be determined according to Section 5.01.

         (c) NCNB (Goldsboro Office) merged into the Employer on March 1, 1979. Employees of NCNB (Goldsboro Office) shall become participants in this Plan following completion of the requirements of Section 2.01.

                  (1) For purposes of benefit accrual, Employees of NCNB (Goldsboro Office) shall begin to accrue Years of Benefit Service under this Plan on March 1, 1979.

                  (2) For purposes of vesting, Employees of NCNB (Goldsboro Office) shall begin to accrue Years of Vesting Service under this Plan on March 1, 1979.

                  (3) The normal retirement benefit for such Employees shall be determined according to Section 5.01.

         (d) Carolina State Bank merged into the Employer on October 1, 1979. Employees of Carolina State Bank shall become participants in this Plan on October 1, 1979.

                  (1) For purposes of benefit accrual, Years of Benefit Service for those Employees who, as of October 1, 1979, were employees of Carolina State Bank, shall include all Years of Benefit Service completed since their date of employment with Carolina State Bank (but not to exceed 20 years as of October 1, 1979).

                  (2) For purposes of vesting, Years of Vesting Service for those Employees who, as of October 1, 1979, were employees of Carolina State Bank, shall include all Years of Vesting Service completed since their date of employment with Carolina State Bank (but not to exceed 20 years as of October 1, 1979).

                           Provided further that beginning January 1, 1991 and thereafter, for Employees still in service on or after that date, no maximum shall be applied to the Years of Vesting Service credited for any purpose under the Plan.

                  (3) The normal retirement benefit for such Employees shall be determined according to Section 5.01.

         (e) Forsyth Bank and Trust Company merged into the Employer on March 30, 1982. Employees of Forsyth Bank and Trust Company shall become participants in this Plan on March 30, 1982.

                  (1) For purposes of benefit accrual, Years of Benefit Service for those Employees who, as of March 30, 1982, were employees of Forsyth Bank and Trust Company, shall include all Years of Benefit Service completed since their date of employment with Forsyth Bank and Trust Company (but not to exceed 20 years as of March 30, 1982).

                  (2) For purposes of vesting, Years of Vesting Service for those Employees who, as of March 30, 1982, were employees of Forsyth Bank and Trust Company, shall include all Years of Vesting Service completed since their date of employment with Forsyth Rank and Trust Company (but not to exceed 20 years as of March 30, 1982).

                           Provided further that beginning January 1, 1991 and thereafter, for Employees still in service on or, after that date, no maximum shall be applied to the Years of Vesting Service credited for any purpose under the Plan.

                  (3) The normal retirement benefit for such Employees shall be determined according to Section 5.01.

         (f) Community Bank of Carolina merged into the Employer on March 30, 1984. Employees of Community Bank of Carolina shall become participants in this Plan on March 30, 1984.

                  (1) For purposes of benefit accrual, Years of Benefit Service for those Employees who, as of March 30, 1984, were employees of Community Bank of Carolina, shall include all Years of Benefit Service completed since their date of employment with Community Bank of Carolina (but not to exceed 20 years as of March 30, 1984).

                  (2) For purposes of vesting, Years of Vesting Service for those. Employees who, as of March 30, 1984 were employees of Community Bank of Carolina, shall include all Years of Vesting Service completed since their date of employment with Community Bank of Carolina (but not to exceed 20 years as of March 30, 1984).

                           Provided further that beginning January 1, 1991 and thereafter, for Employees still in service on or after that date, no maximum shall be applied to the Years of Vesting Service credited for any purpose under the Plan.

                  (3) The normal retirement benefit for such Employees shall be determined according to Section 5.01.

         (g) First National Bank of Anson County merged into the Employer on March 30, 1984. Employees of First National Bank of Anson County shall become participants in this Plan on March 30, 1984.

                  (1) For purposes of benefit accrual, Years of Benefit Service for those Employees who, as of March 30, 1984, were employees of First National Bank of Anson County, shall include all Years of Benefit Service completed since their date of employment with First National Bank of Arson County (but not to exceed four years as of March 30, 1984).

                  (2) For purposes of vesting, Years of Vesting Service for those Employees who, as of March 30, 1984, were employees of First National Bank of Anson County, shall include all Years of Vesting Service completed since their date of employment with First National Bank of Anson County (but not to exceed four years as of March 30, 1984).

                           Provided further that beginning January 1, 1991 and thereafter, for Employees still in service on or after that date, no maximum shall be applied to the Years of Vesting Service credited for any purpose under the Plan.

                  (3) The normal retirement benefit for such Employees shall be determined according to Section 5.01.

         (h) Cherryville National Bank merged into the Employer on March 30, 1984. Employees of Cherryville National Bank shall become participants in this Plan on March 30, 1984.

                  (1) For purposes of benefit accrual, Years of Benefit Service for those Employees who, as of March 30, 1984, were employees of Cherryville National Bank, shall include all Years of Benefit Service completed since their date of employment with Cherryville National Bank (but not to exceed one year as of March 30, 1984).

                  (2) For purposes of vesting, Years of Vesting Service for those Employees who, as of March 30, 1984, were employees of Cherryville National Bank, shall include all Years of Vesting Service completed since their date of employment with Cherryville National Bank (but not to exceed one year as of March 30, 1984).

                           Provided further that beginning January 1, 1991 and thereafter, for Employees still in service on or after that date, no maximum shall be applied to the Years of Vesting Service credited for any purpose under the Plan.

                  (3) The normal retirement benefit for such Employees shall be determined according to Section 5.01.

         (i) First Union National Bank (Hickory and Statesville offices) merged into the Employer on March 10, 1986. Employees of First Union National Bank (Hickory and Statesville offices) shall become participants in this Plan on March 10, 1986.

                  (1) For purposes of benefit accrual, Years of Benefit Service for those Employees who, as of March 10, 1986, were employees of First Union National Bank (Hickory and Statesville offices), shall include all Years of Benefit Service completed since their date of employment with First Union National Bank.

                  (2) For purposes of vesting, Years of Vesting Service for those Employees who, as of March 10, 1986, were employees of First Union National Bank (Hickory and Statesville offices), shall include all Years of Vesting Service completed since their date of employment with First Union National Bank.

                  (3) The normal retirement benefit for such Employees shall be determined according to Section 5.01.

         (j) Horry County National Bank merged into the Employer on March 31, 1986. Employees of Horry County National Bank shall become participants in this Plan on March 31, 1986.

                  (1) For purposes of benefit accrual, Years of Benefit Service for those Employees who, as of March 31, 1986, were employees of Horry County National Bank, shall include all Years of Benefit Service completed since their date of employment with Horry County National Bank (but not to exceed 20 years as of March 31, 1986).

                  (2) For purposes of vesting, Years of Vesting Service for those Employees who, as of March 31, 1986 were employees of Horry County National Bank, shall include all Years of Vesting Service completed since their date of employment with Horry County National Bank (but not to exceed 20 years as of March 31, 1986).

                           Provided further that beginning January 1, 1991 and thereafter, for Employees still in service on or after that date, no maximum shall be applied to the Years of Vesting Service credited for any purpose under the Plan.

                  (3) The normal retirement benefit for such Employees shall be determined according to Section 5.01.

         (k) Capital Bank and Trust merged into the Employer on December 31, 1986. Employees of Capital Bank and Trust shall become participants in this Plan on December 31, 1986.

                  (1) For purposes of benefit accrual, Years of Benefit Service for those Employees who, as of December 31, 1986, were employees of Capital Bank and Trust, shall include all Years of Benefit Service completed since their date of employment with Capital Bank and Trust (but not to exceed 20 years as of December 31, 1986).

                  (2) Far purposes of vesting, Years of Vesting Service for those Employees who, as of December 31, 1986, were employees of Capital Bank and Trust, shall include all Years of Vesting Service completed since their date of employment with Capital Bank and Trust (but not to exceed 20 years as of December 31, 1986).

                           Provided further that beginning January 1, 1991 and thereafter, for Employees still in service on or after that date, no maximum shall be applied to the Years of Vesting Service credited for any purpose under the Plan.

                  (3) The normal retirement benefit for such Employees shall be determined according to Section 5.01.

         (l) First Palmetto State Bank merged into the Employer on December 31, 1986. Employees of First Palmetto State Bank shall become participants in this Plan on December 31, 1986.

                  (1) For purposes of benefit accrual, Years of Benefit Service for those Employees who, as of December 31, 1986, were employees of First Palmetto State Bank, shall include all Years of Benefit Service completed since their date of employment with First Palmetto State Bank (but not to exceed 20 years as of December 31, 1986).

                  (2) For purposes of vesting, Years of Vesting Service for those Employees who, as of December 31, 1986, were employees of First Palmetto State Bank, shall include all Years of Vesting Service completed since their date of employment with First Palmetto State Bank (but not to exceed 20 years as of December 31, 1986).

                           Provided further that beginning January 1, 1991 and thereafter, far Employees still in service on or after that date, no maximum shall be applied to the Years of Vesting Service credited for any purpose under the Plan.

                  (3) The normal retirement benefit for such Employees shall be determined according to Section 5.01.

         (m) Liberty National Bank merged into the Employer on July 1, 1987. Employees of Liberty National Bank shall become participants in this Plan following completion of the requirements of Section 2.01.

                  (1) For purposes of benefit accrual, Employees of Liberty National Bank shall begin to accrue Years of Benefit Service under this Plan on July 1, 1987.

                  (2) For purposes of vesting, Employees of Liberty National Bank shall begin to accrue Years of Vesting Service under this Plan on July 1, 1987.

                  (3) The normal retirement benefit for such Employees shall be determined according to Section 5.01.

         (n) Union National Bank merged into the Employer on October 31, 1987. Employees of Union National Bank shall become participants in this Plan on October 31, 1987.

                  (1) For purposes of benefit accrual, Years of Benefit Service for those Employees who, as of October 31, 1987, were employees of Union National Bank, shall include all Years of Benefit Service completed since their date of employment with Union National Bank.

                  (2) For purposes of vesting, Years of Vesting Service for those Employees who, as of October 31, 1987, were employees of Union National Bank, shall include all

                           Years of Vesting Service completed since their date of employment with Union National Bank.

                  (3) Employees who, as of December 31, 1987, were employees of Union National Bank and had five or more Years of Vesting Service, will be eligible for early retirement upon attainment of age 55 regardless of their Years of Vesting Service if they are still employed at that time.

                  (4) The normal retirement benefit for such Employees shall be determined according to Section 5.01.

         (o) Western Carolina Savings and Loan merged into the Employer on August 31, 1990. Employees of Western Carolina Savings and Loan shall become participants in this Plan on August 31, 1990.

                  (1) For purposes of benefit accrual, Years of Benefit Service for those Employees who, as of August 31, 1990, were employees of Western Carolina Savings and Loan, shall include all Years of Benefit Service completed since their date of employment with Western Carolina Savings and Loan (but not to exceed ten years as of August 31, 1990).

                  (2) For purposes of vesting, Years of Vesting Service for those Employees who, as of August 31, 1990, were employees of Western Carolina Savings and Loan, shall include all Years of Vesting Service completed since their date of employment with Western Carolina Savings and Loan (but not exceed ten years as of August 31, 1990).

                           Provided further that beginning January 1, 1991 and thereafter, for Employees still in service on or after that date, no maximum shall be applied to the Years of Vesting Service credited for any purpose under the Plan.

                  (3) The normal retirement benefit for such Employees shall be determined according to Section 5.01.

                  (4) Former employees of Western Carolina Savings and Loan shall be subject to the following vesting schedule:

                           Years of Vesting Service             Percentage
                           ------------------------             ----------

                           Less than 2 years                            0%
                           2 years                                     20%
                           3 years                                     40%
                           4 years                                     60%
                           5 years or more                            100%

                  (5) A former employee of Western Carolina Savings and Loan may elect the actuarial equivalent of his accrued benefit as of August 31, 1990 determined under the terms of the Western Carolina Savings and Loan Pension Plan in a lump sum payment (using the actuarial equivalence factors provided under the Western Carolina Savings and Loan Pension Plan as in effect on August 31, 1990).

                           The difference between his total accrued benefit under this Plan and his accrued benefit as of August 31, 1990 shall be paid in accordance with Section 5.6 of this Plan.

         (p) Mutual Federal Savings and Loan Association, Inc. merged into the Employer on September 30, 1990. Employees of Mutual Federal Savings and Loan Association, Inc. shall become participants in this Plan on September 30, 1990.

                  (1) For purposes of benefit accrual, Years of Benefit Service for those Employees who, as of September 30, 1990, were employees of Mutual Federal Savings and Loan Association, Inc., shall include all Years of Benefit Service completed since their date of employment with Mutual Federal Savings and Loan Association, Inc. (but not to exceed seven years as of September 30, 1990).

                  (2) For purposes of vesting, Years of Vesting Service for those Employees who, as of September 30, 1990, were employees of Mutual Federal Savings and Loan Association, Inc., shall include all Years of Vesting Service completed since their date of employment with Mutual Federal Savings and Loan Association, Inc. (but not exceed seven years as of September 30, 1990).

                           Provided further that beginning January 1, 1991 and thereafter, for Employees still in service on or after that date, no maximum shall be applied to the Years of Vesting Service credited for any purpose under the Plan.

                  (3) The normal retirement benefit for such Employees shall be determined according to Section 5.01.

                  (4) Former employees of Mutual Federal Savings and Loan Association, Inc. shall be subject to the following vesting schedule:

                           Years of Vesting Service            Percentage
                           ------------------------            ----------

                           Less than 2 years                            0%
                           2 years                                     20%
                           3 years                                     40%
                           4 years                                     60%
                           5 years or more                            100%

                  (5) A former employee of Mutual Federal Savings and Loan Association, Inc. may elect the actuarial equivalent of his accrued benefit as of September 30, 1990 determined under the terms of the Mutual Federal Savings and Loan Association, Inc. Pension Plan in a lump sum payment (using the actuarial equivalence factors provided under the Mutual Federal Savings and Loan Association, Inc. Pension Plan as in effect on September 30, 1990).

                           The difference between his total accrued benefit under this Plan and his accrued benefit as of September 30, 1990 shall be paid in accordance with
                           Section 5.6 of this Plan.

         (q) Workman's Federal Savings Bank merged into the Employer on March 20, 1992. Employees of Workman's Federal Savings Bank shall become participants in this Plan on July 1, 1992.

                  (1) For purposes of benefit accrual, Employees of Workman's Federal Savings Bank shall begin to accrue Years of Benefit Service under this Plan on July 1, 1992.

                  (2) For purposes of vesting, Years of Vesting Service for those Employees who, as of March 20, 1992, were employees of Workman's Federal Savings Bank shall include all Years of Vesting Service completed since their date of employment with Workman's Federal Savings Bank.

                  (3) The normal retirement benefit for such Employees shall be determined according to Section 5.01.

                  (4) Former employees of Workman's Federal Savings Bank shall be subject to the following vesting schedule:

                           Years of Vesting Service            Percentage
                           ------------------------            ----------

                           Less than 2 years                            0%
                           2 years                                     20%
                           3 years                                     40%
                           4 years                                     60%
                           5 years or more                            100%

                  (5) A former employee of Workman's Federal Savings Bank may elect the actuarial equivalent of his accrued benefit as of June 30, 1992 determined under the terms of the Workman's Federal Savings Bank Pension Plan in a lump sum payment (using the actuarial equivalence factors provided under the Workman's Federal Savings Bank Pension Plan as in effect on June 30, 1992).

                           The difference between his total accrued benefit under this Plan and his accrued benefit as of June 30, 1992 shall be paid in accordance with Section 5.6 of this Plan.

         (r) FedFirst Bancshares, Inc. merged into the Employer on January 29, 1993. Employees of FedFirst Bancshares, Inc. shall become participants in this Plan following completion of the requirements of Section 2.01.

                  (1) For purposes of benefit accrual, Employees of FedFirst Bancshares, Inc. shall begin to accrue Years of Benefit Service under this Plan on January 29, 1993.

                  (2) For purposes of vesting, Employees of FedFirst Bancshares, Inc. shall begin to accrue Years of Vesting Service under this Plan on January 29, 1993.

                  (3) The normal retirement benefit for such Employees shall be determined according to Section 5.01.

         (s) Home Federal Savings Bank, FSB merged into the Employer on February 24, 1994. Employees of Home Federal Savings Bank, FSB shall become participants in this Plan following completion of the requirements of Section 2.01.

                  (1) For purposes of benefit accrual, Employees of Home Federal Savings Bank, FSB shall begin to accrue Years of Benefit Service under this Plan on February 24, 1994.

                  (2) For purposes of vesting, Years of Vesting Service for those Employees who, as of February 2.4, 1994, were employees of Home Federal Savings Bank, FSB shall include all Years of Vesting Service completed since their date of employment with Home Federal Savings Bank, FSB.

                  (3) The normal retirement benefit for such Employees shall be determined according to Section 5.01.

         (t) Regency Bancshares, Inc. merged into the Employer on January 31, 1994. Employees of Regency Bancshares, Inc. shall become participants in this Plan following completion of the requirements of Section 2.01.

                  (1) For purposes of benefit accrual, Employees of Regency Bancshares, Inc. shall begin to accrue Years of Benefit Service under this Plan on January 31, 1994.

                  (2) For purposes of vesting, Years of Vesting Service for those Employees who, as of January 31, 1994, were employees of Regency Bancshares, Inc., shall include all Years of Vesting Service completed since their date of employment with Regency Banc-shares, Inc.

                  (3) The normal retirement benefit for such Employees shall be determined according to Section 5.01.

                       SPECIAL PROVISIONS APPLICABLE TO
                      CERTAIN FORMER EAST COAST EMPLOYEES
                      -----------------------------------


1.   Applicability and Scope
     -----------------------

     (a) The provisions of pages D-12, D-13 and D-14 of this Exhibit D apply in addition to the other terms of the Southern National Retirement Plan (the "Plan"). Any situation not addressed by the provisions of this Exhibit D are controlled by the general terms of the Plan.

     (b) The provisions of pages D-12, D-13 and D-14 of this Exhibit D apply to East Coast Affected Participants and other former East Coast employees.

     (c) Except as provided in 3(a), (f) or (h), the provisions of pages D-12, D-13 and D-14 of this Exhibit D apply only with respect to the East Coast Amount.

2.   Definitions
     -----------

     For purposes of pages D-12, D-13 and D-14 of this Exhibit D, any term defined below has the indicated meaning. Any term used in pages D-12, D-13 and D-14 of this Exhibit D that is not defined below has the meaning set forth in the Plan.

     (a)  East Coast Affected Participant means any participant who was a
          -------------------------------
participant in, and had an accrued benefit under, the East Coast Plan on October 7, 1993, and whose accrued benefit, as defined under the East Coast Plan, and the assets and liabilities relating thereto, were transferred to the Plan as of December 31, 1993.

     (b)  East Coast means East Coast Savings Bank, SSB and its affiliates.
          ----------

     (c)  East Coast Amount means with respect to each East Coast Affected
          -----------------
Participant, such East Coast Affected Participant's accrued benefit, as defined under the East Coast Plan, transferred to the Plan from the East Coast Plan as of December 31, 1993.

     (d)  East Coast Plan means the East Coast Federal Savings Bank Employees'
          ---------------
Pension Plan, as amended through December 31, 1993.

3.   Special Provisions
     ------------------

     (a)  Eligibility. Each employee of East Coast on October 7, 1993,
          -----------
employed by an Employer on October 8, 1993, shall become a Participant in the Plan an October 8, 1993, if they are otherwise eligible, taking into account their service with East Coast. Persons employed by East Coast on October 7, 1993, who were not participants in the East Coast Plan on such date, and who were employed by an Employer on October 8, 1993, shall be eligible to participate in the Plan as of the entry date coincident with or next following completion of one year of Eligibility Service, as defined in the Plan, taking into account their service with East Coast.

     (b)  Normal Retirement Date. Without regard to section 1.24, Normal
          ----------------------
Retirement Date for East Coast Affected Participants shall mean the earlier of
(i) an East Coast Affected Participant's 65th birthday, or (ii) the date an East Coast Affected Participant has attained age 62 and completed 30 Years of Service.

     (c)  Disability. Without regard to Sections 4.08, Disability Conditions and
          ----------
5.07, Disability, East Coast Affected Participants who terminate employment with an Employer prior to their Normal Retirement Date because of a "disability" shall be entitled to receive their accrued benefit under the East Coast Plan, determined as of October 7, 1993, as of their termination of employment reduced for early commencement in the following manner: by 1/180 for each of the first 60 months and 1/360 for each of the next 60 months by which the starting date of the benefit precedes their Normal Retirement Date and reduced actuarially in accordance with Plan Section 5.03 for each additional month by which the commencement of the East Coast Affected Participant's benefit commencement date precedes such Participant's Normal Retirement Date. In addition, the East Coast Affected Participant will be 100 percent vested in his or her accrued benefit under the East Coast Plan, determined as of October 7, 1993, upon such termination. "Disability" for purposes of this paragraph shall mean: (i) a condition that qualifies an East Coast Affected Participant for disability benefits sponsored by the Employer under an insured disability income plan, or
(ii) if no such benefits are provided, then a condition resulting from a physical or mental impairment that renders an East Coast Affected Participant unable to engage in any substantial gainful occupation, which on the basis of competent medical opinion satisfactory to the Committee, meets the following requirements: (i) the East Coast Affected Participant has become totally disabled by bodily injury, disease or mental disorder and is unable to perform any and every duty of any gainful occupation for which he or she is reasonably fitted by training, education, or experience; and (ii) such disability has continued for a period of six consecutive months and will likely be permanent and continuous for the remainder of the East Coast Affected Participant's lifetime. However, no East Coast Affected Participant shall be deemed to have a "Disability" if such disability results from chronic alcoholism, addiction to narcotics, injury, or injury incurred while engaging in any illegal or felonious enterprise, intentionally self-inflicted injury, or injury incurred while serving in the armed forces of any country. The Employer may require proof of continued Disability from time to time, but not more frequently than once in any six-month period.

     (d)  In service distributions. East Coast Affected Participants are not
          ------------------------
required to separate from service in order to begin receiving benefits on or after their Normal Retirement Dates. An East Coast Affected Participant may elect to begin receiving his or her accrued benefit on the first day of any month on or after the East Coast Affected Participant's Normal Retirement Date. On the actual retirement of an East Coast Affected Participant who has not elected to commence receiving benefits on or after his or her Normal Retirement Date, such Participant will be entitled to a distribution of any benefit accrued under the Plan.

     (e)  Optional forms of payment of retirement benefits. Each East Coast
          ------------------------------------------------
Affected Participant who is entitled to a retirement benefit, or who is a Terminated Vested Participant whose accrued benefit and related assets have been transferred to the Plan, shall, in addition to the right to have such benefit distributed under the optional forms available under the Plan, have the right to receive the Actuarial Equivalent of the East Coast Amount payable in the form of:

          (1) A life annuity providing for 180 or 240 minimum guaranteed monthly payment.

          (2) With appropriate consents and elections, a lump sum payment of the Actuarial Equivalent of a Participant's retirement benefit, if the amount is less than $12,000. Furthermore, if the lump sum value exceeds $ 3,500, the Participant must be offered an immediately payable Qualified Joint and Survivor Annuity before the lump sum may be paid.

     (f)  Past service credit. Each former East Coast employee shall receive
          -------------------
credit for all service with East Coast through October 7, 1993, recognized for the applicable purpose (other than benefit accrual purposes) under the East Coast Plan through October 7, 1993, to the extent such service would have been taken into account under the Plan if it were service with an Employer, including but not limited to Early Retirement and Disability.

     (g)  Vesting. Further, each East Coast Affected Participant in the employ
          -------
of East Coast or any subsidiary or affiliate thereof on July 1, 1993, who remained in the employ of such entities thereafter will be entitled to one-twelfth of a year of credited service under the Plan for each full or partial month of service completed from July 1 through December 31, 1993, the date benefit accruals were discontinued under the East Coast Plan. In the case of the short East Coast Plan Year ending December 31, 1993, an East Coast Affected Participant who was credited with 1,000 hours of service in the 12-consecutive month period ending on that date shall be credited with a year of service for vesting purposes under the Plan.

     (h)  Benefit accruals. The benefit of a former East Coast employee who was
          ----------------
employed by East Coast on October 7, 1993, and who is employed by Southern National Bank of North Carolina or an affiliate of Southern National Corporation (collectively "SNC") on October 8, 1993, and becomes a Participant hereunder on October 8, 1993, or the date such person first satisfies the Plan's eligibility requirements taking into account the person's East Coast service, shall be the sum of the person's East Coast Amount, plus benefits accrued under the Plan for service on or after October 8, 1993.

     (i)  Vested Accrued Benefits and benefits in pay status. The vested accrued
          --------------------------------------------------
benefits and benefits in pay status of former participants in the East Coast Plan who do not become eligible to actively participate in the Plan shall be held under and paid from the Plan in accordance with the elected distribution form.

                       SPECIAL PROVISIONS APPLICABLE TO
                             FORMER FSB EMPLOYEES
                             --------------------

1.   Applicability and Scope
     -----------------------

     (a) The provisions of pages D-15, D-16 and D-17 this Exhibit D apply in addition to the other terms of the Southern National Retirement Plan (the "Plan"), of which this Exhibit D is a part. Any situation not addressed by the provisions of this Exhibit D are controlled by the general terms of the Plan.

     (b) The provisions of pages D-15, D-16 and D-17 this Exhibit D apply only to FSB Affected Participants and other former FSB employees.

     (c) Except as provided in 3(a), (f) or (h), the provisions of pages D-15, D-16 and D-17 of this Exhibit D apply only with respect to the FSB Amount.

2.   Definitions
     -----------

     For purposes of pages D-15, D-16 and D-17 of this Exhibit D, any term defined below will have the indicated meaning. Any term used in pages D-15, D-16 and D-17 of this Exhibit D that is not defined below has the meaning set forth in the Plan.

     (a)  FSB Affected Participant means any participant who was a participant
          ------------------------
in the FSB Plan on January 28, 1994 who had an accrued benefit under the FSB Plan as of December 31, 1993, and whose accrued benefit, as defined under the FSB Plan, and the assets and liability relating thereto, were transferred to the Plan.

     (b)  FSB means The First Savings Bank, FSB and its affiliates.
          ---

     (c)  FSB Amount means with respect to each FSB Affected Participant, such
          ----------
FSB Affected Participant's accrued benefit, as defined under the FSB Plan, as of December 31, 1993, and transferred to the Plan.

     (d)  FSB Plan means The First Savings Bank, FSB Pension Plan and Trust
          --------
Agreement, as amended through January 1, 1994.

3.   Special Provisions
     ------------------

     (a)  Eligibility. Each employee of FSB on January 28, 1994, employed by an
          -----------
Employer on January 29, 1994, shall become a Participant in the Plan on January 29, 1994, if he or she is otherwise eligible, taking into account his or her service with FSB. Persons employed by FSB on January 28, 1994, who were not participants in the FSB Plan on such date, and who were employed by an Employer on January 29, 1994, shall be eligible to participate in the Plan as of the entry date coincident with or next following the completion of one year of Eligibility Service, as defined in the Plan, taking into account such individual's service with FSB.

     (b)  Early Retirement Date. Without regard to Sections 4.04, early
          ---------------------
Retirement Conditions
and 5.03, Early Retirement Benefit, FSB Affected Participants shall be eligible to retire on the first day of any month which is coincident with or following the date that the FSB Affected Participant has attained age 50 and completed 10 years of Vesting Service and to commence receiving their FSB Amount. The FSB Amount due at early retirement shall be equal to the FSB Affected Participant's fully vested, Accrued Benefit at the time of such early retirement reduced by 1/15 for each of the first five years and 1/30 for each of the next five years by which the commencement date precedes such FSB Affected Participant's Normal Retirement Date, and actuarially reduced for each additional year by which such FSB Affected Participant's Early Retirement Date precedes the FSB Affected Participant's Normal Retirement Date.

     (c)  Disability. Without regard to Sections 4.08, Disability Conditions and
          ----------
5.07, Disability, FSB Affected Participants who terminate employment with an Employer prior to their Normal Retirement Date because of a "disability" shall be fully vested in and entitled to receive their FSB Amount, as of their termination of employment, actuarially reduced for early commencement and calculated in the same manner as early retirement as described in (b) above. "Disability" for this purpose shall mean total and permanent physical or mental incapacity of a FSB Affected Participant to perform the duties of his or her employment with an Employer, unless such physical or mental incapacity occurs as a result of a willful act or gross negligence of the FSB Affected Participant. Such incapacity shall be established by examination by a medical doctor selected or approved by the Committee.

     (d)  In service distributions. FSB Affected Participants are not required
          ------------------------
to separate from service in order to begin receiving Normal Retirement Benefits or Delayed Retirement Benefits. A FSB Affected Participant may elect to begin receiving his or her FSB Amount at the FSB Affected Participant's Normal Retirement Date although the FSB Affected Participant continues in the employ of the Employer beyond such date. At the FSB Affected Participant's actual retirement date under the Plan, a FSB Affected Participant who elected to start receiving his or her FSB Amount shall be entitled to a distribution of any additional benefits accrued under the Plan.

     (e)  Optional forms of payment of retirement benefits. Each FSB Affected
          ------------------------------------------------
Participant who is entitled to a retirement benefit, or who is a Terminated Vested Participant whose accrued benefit and related assets have been transferred to the Plan, shall, in addition to the right to have such benefit distributed under the optional form available under the Plan, have the right to receive the Actuarial Equivalent of his or her FSB Amount in the form of:

         (1) A single annuity for the Participant's life. Upon the Participant's death, his or her Beneficiary shall be entitled to a cash refund equal to the excess, if any, of the actuarially equivalent value of a single lump sum payment as of the date payments began less the total of all benefits which have been paid to the Participant at the time of his or her death.

          (2) A joint and 50 percent survivor annuity with 120 monthly payments guaranteed.

          (3) A joint and 100 percent survivor annuity with 120 monthly payments guaranteed.

          (4) A single lump sum payment if the FSB Affected Participant was initially hired by FSB on or before January 1, 1987.

          (5) A single lump sum payment if the FSB Affected Participant was initially hired by FSB after January 1, 1987 and the lump sum payment is $10,000 or less.

     Notwithstanding the above, the $10,000 limitation in the preceding paragraph shall not apply in the case of a FSB Affected Participant who elects to participate in the Special Early Retirement Window described in Plan Section 5.03(b) (the "Window").

     (f)  Past service credit. Each former FSB employee shall receive credit for
          -------------------
all service with FSB through January 28, 1994, recognized for the applicable purpose (other than benefit accrual purposes) under the FSB Plan through January 28, 1994, to the extent such service would have been taken into account under the Plan if it were service with an Employer, including but not limited to Early Retirement and Disability.

     (g)  Benefit Accruals

          (1) The benefit of a former FSB employee who was employed by FSB on January 28, 1994, and who is employed by Southern National Bank of South Carolina or an affiliate of Southern National Corporation (collectively "SNC") on January 29, 1994, and who becomes a Participant hereunder on January 29, 1994, or the date such person first satisfies the Plan's eligibility requirements taking into account the person's FSB service, shall be the sum of such person's FSB Amount, plus benefits accrued under the Plan for service after December 31, 1993.

          (2) Each former FSB employee who was employed by FSB on January 28, 1994, and who was employed by SNC on January 29, 1994, shall, in addition to receiving credit for all service with FSB recognized under the FSB Plan for eligibility, vesting and other non-benefit accrual purposes under the Plan, be entitled to benefit accrual service under the Plan for their service with FSB on or after January 1, 1994.

          (3) Each former FSB employee who continues his or her employment after January 29, 1994, at the request of SNC but whose employment will be terminated on or after January 29, 1994, in conjunction with the acquisition of FSB by Southern National Corporation, effective January 28, 1994, and who is eligible to receive special severance benefits as a result thereof shall be eligible to receive one-twelfth of a year of credited service for benefit accrual purposes under the Plan for each full or partial calendar month such employee works for SNC after January 1, 1994, or receives severance payments under the special severance arrangement with SNC.

     (h)  Vested Accrued Benefits and benefits in pay status. Vested accrued
          --------------------------------------------------
benefits and benefits in pay status of former participants in the FSB Plan who do not become eligible to actively participate in the Plan shall be held under and paid from the Plan in accordance with the elected form of distribution and in accordance with the terms of the Plan, as amended by this Exhibit.

                                                                       EXHIBIT E

                         SPECIAL PROVISIONS OF MERGING
         COMPANIES AFTER JANUARY 1, 1996 AND PRIOR TO JANUARY 1, 2001

The following is a summary of the special rules that apply to certain participants in the plan who were employees of a company or business that was merged into or acquired by the Company or one of its affiliates on or after January 1, 1996 and prior to January 1, 2001. Unless otherwise indicated by the context, all defined terms used herein shall have the meanings assigned to them in the BB&T Corporation Pension Plan as amended and restated as of January 1, 1996 and all Section references shall be to such Plan.

         (a)      United Carolina Bancshares Corporation.   United Carolina
                  ---------------------------------------
                  Bancshares Corporation ("UCB") was acquired by BB&T Corporation on July 1, 1997 (the "Bank Merger"). As a result of the Bank Merger, BB&T Corporation became the sponsor of the Pension Plan for the Employees of United Carolina Bancshares Corporation (the "UCB Plan"). To create a single pension plan for the benefit of the eligible employees of BB&T Corporation and its affiliates, the UCB Plan was merged into the Plan effective as of December 31, 1997. The transferred UCB Plan assets will be used along with other Plan assets to fund the benefits provided under the Plan, including benefit obligations of the UCB Plan assumed by the Plan as a result of the merger. Effective as of January 1, 1998, each employee of UCB as of December 31, 1997 ("Former UCB Employee") shall become a Participant in the Plan, subject to the provisions of
                  Section 3.1 and further subject to the following provisions:

                  (1) A Former UCB Employee shall receive credit for Qualifying Years of Service and Years of Service for vesting purposes under the Plan, including his years of eligibility service and years of vesting service determined under the UCB Plan as in effect on December 31, 1997. A Former UCB Employee shall receive credit for Years of Service for benefit accrual under Section 2.43 of the Plan beginning January 1, 1998.

                  (2) The normal retirement benefit for a Former UCB Employee shall be the sum of (A) the normal retirement benefit calculated under the terms of the Plan, and (B) the normal retirement benefit determined under the terms of the UCB Plan as of December 31, 1997.

                  (3) A former Richmond County Bank Profit Sharing Plan participant (a "Former Richmond Participant") shall be fully vested in his account balance under the Richmond County Bank Profit Sharing Plan as of December 31, 1983, which shall be credited with interest until the date on which it becomes payable under the Plan at the interest rate being used by the Plan from time to time for actuarial funding purposes (the "Account"). Benefits payable with respect to a Former Richmond Participant shall be determined as follows:

                           (A) If a Former Richmond Participant terminates employment and becomes entitled to payment of benefits under the Plan, the present value of such benefits shall be determined and compared with the amount in his Account. Benefits shall be payable as follows:

                                    (I)     If the value of the Account is
                                            greater than the present value of
                                            the benefits, then the Former
                                            Richmond Participant shall be
                                            entitled to receive the value of the
                                            Account. The Former Richmond
                                            Participant may elect, subject to
                                            the appropriate spousal waiver, that
                                            the value of his Account be paid to
                                            him as a lump sum distribution as
                                            soon as practicable after he becomes
                                            entitled to payment, and such
                                            payment shall be in full
                                            satisfaction of the Former Richmond
                                            Participant's rights under the Plan.
                                            If the Former Richmond Participant
                                            elects, subject to the appropriate
                                            spousal waiver, to receive his
                                            benefits as a lump sum and is later
                                            rehired, any benefits thereafter
                                            payable to such Former Richmond
                                            Participant under the Plan shall not
                                            include any Years of Service prior
                                            to his date of termination, subject
                                            to the Break in Service rules
                                            provided herein. If the Former
                                            Richmond Participant does not elect,
                                            subject to the appropriate spousal
                                            waiver, to have his benefits paid as
                                            a lump sum, his benefits will be
                                            paid to him in the form and at the
                                            time provided in Article 5 of the
                                            Plan.

                                    (II)    If the present value of his benefits
                                            under the Plan is greater than his
                                            Account, then the Former Richmond
                                            Participant shall have the right to
                                            elect, subject to the appropriate
                                            spousal waiver, a lump sum payment
                                            of the amount of his Account. In
                                            such event, the Former Richmond
                                            Participant's benefits under the
                                            Plan shall be recalculated by
                                            deducting from the present value of
                                            his benefits the amount of the
                                            Former Richmond Participant's
                                            Account. The remaining benefit shall
                                            be payable to the Former Richmond
                                            Participant in the manner and at the
                                            time provided in Article 5 of the
                                            Plan. If the Former Richmond
                                            Participant does not elect, subject
                                            to the appropriate spousal waiver,
                                            to receive his Account as a lump
                                            sum, then his entire benefit under
                                            the Plan shall be paid to him in the
                                            manner and at the time provided in
                                            Article 5.

                           (B) If a Former Richmond Participant dies while actively employed, and his surviving Spouse or other Beneficiary is entitled to benefits under Article 7 of the Plan, the comparisons provided in subparagraphs (A)(1) and (2) shall be made, and the surviving Spouse or other Beneficiary shall be entitled to make the election regarding lump sum payment, subject to the appropriate survivor annuity waiver.

                  (4) The benefit determined under subparagraph (2) or (3) shall be paid pursuant to the provisions of the Plan, with the following exceptions:

                           (A)      Subject to the election provisions of
                                    Article 5 of the Plan, the following methods of payment shall be available in addition to those provided in Section 5.6 of the Plan:
                                    (I) the Actuarial Equivalent present value of the Participant's vested Accrued Benefit; provided, that such amount does not exceed $10,000; or (II) solely with respect to former participants in the Triad Bank Employees' Pension Plan, a joint and 75 percent survivor annuity payable to the Participant or Inactive Participant during his lifetime and thereafter in the same monthly amount to his Beneficiary; a fifteen year certain and life annuity; or a twenty year certain and life annuity.

                           (B)      Subject to the election provisions of
                                    Article 5 of the Plan, a Participant who terminates employment may elect to receive payment of his vested Accrued Benefit in a lump sum distribution; provided, that the Actuarial Equivalent present value of such benefit does not exceed $10,000. Subject to the appropriate survivor annuity waiver, a surviving Spouse or other Beneficiary may elect to receive benefits on account of the death of a Participant or Inactive Participant in a lump sum distribution; provided, that the Actuarial Equivalent present value of such benefit does not exceed $10,000.

                           (C) Optional methods of payment with respect to the benefit payable under subparagraph
                                    (2)(B), including the options in
                                    subparagraph (4)(A) above, shall be
                                    determined using the mortality table and interest rate specified in the Plan; provided, that in no event shall the amount payable under any such optional method of payment be less than the amount determined using the mortality table and interest rate specified in the UCB Plan and based on the Participant's accrued benefit under the terms of the UCB Plan as of December 31, 1997.

         (b)      Maryland Federal Bancorp, Inc.  Maryland Federal Bancorp, Inc.
                  ------------------------------
                  ("Maryland Federal") was acquired by the Employer on September 30, 1998, and the Maryland Federal Savings and Loan Association Retirement Plan (the "Maryland Federal Plan") was merged into the Plan effective December 31, 1998. The transferred Maryland Federal Plan assets will be used along with other Plan assets to fund the benefits provided under the Plan, including benefit obligations of the Maryland Federal Plan assumed by the Plan as a result of the merger. Effective January 1, 1999, each employee of Maryland Federal as of December 31, 1998 ("Former Maryland Federal Employee") shall become a Participant in the Plan, subject to the provisions of
                  Section 3.1 and further subject to the following provisions:

                  (1) A Former Maryland Federal Employee shall receive credit for Qualifying Years of Service and Years of Service for vesting purposes under the Plan, including his years of credited service determined under the Maryland Federal Plan as in effect on December 31, 1998. Notwithstanding the foregoing, a Former Maryland Federal Employee who is credited with 1,000 Hours of Service during the 12-month period beginning on November 1, 1998 and ending on October 31, 1999 and with 1,000 Hours of Service during the period beginning on January 1, 1999 and ending on December 31, 1999 shall be credited with two Years of Service for vesting purposes under the Plan. A Former Maryland Federal Employee shall receive credit for Years of Service for benefit accrual under Section
                           2.43 beginning on January 1, 1999.

                  (2) The normal retirement benefit for a Former Maryland Federal Employee shall be the sum of (A) the normal retirement benefit calculated under the terms of the Plan, and (B) the normal retirement benefit determined under the terms of the Maryland Federal Plan as of December 31, 1998 (the "Maryland Federal Benefit"). For purposes of the preceding clause (B), a Former Maryland Federal Employee shall receive two-twelfths of a year of credited service, as determined under the Maryland Federal Plan as in effect on December 31, 1998, for the period beginning on November 1, 1998 and ending on December 31, 1998. The normal form of benefit under the Maryland Federal Plan was a ten-year certain and life annuity. For purposes of this subparagraph (2), the Maryland Federal Benefit shall be converted to the Normal Form of Benefit under the Plan using the factors in Table III attached to the Maryland Federal Plan.

                  (3) The benefit determined under subparagraph (2) shall be paid pursuant to the provisions of the Plan, with the following exceptions:

                           (A) If a Participant retires early under the provisions of Section 5.2, any reduction to his Accrued Benefit due to commencement before his Normal Retirement Age shall be determined using the table specified in
                                    Section 5.2; provided, that in no event
                                    shall such reduced benefit be less than the amount determined using the early retirement reduction factors specified in the Maryland Federal Plan and based on the Participant's Maryland Federal Benefit.

                           (B) If a Participant retires after his Normal Retirement Date under the provisions of
                                    Section 5.4, any actuarial increase in his Accrued Benefit at the Normal Retirement Date shall be determined according to the provisions of Section 5.4; provided, that in no event shall the amount of his benefit at actual retirement be less than the amount determined using the factors in Table II attached to the Maryland Federal Plan and based on the Participant's Maryland Federal Benefit.

                           (C)      Subject to the election provisions of
                                    Article 5, the following methods of payment shall be available in addition to those provided in Section 5.6: (I) the Actuarial Equivalent present value of the Participant's vested Accrued Benefit; (II) a joint and 66-2/3 percent survivor annuity, whereby a monthly installment shall be paid to the Participant or Inactive Participant during his lifetime, and thereafter 66-2/3 percent of such monthly amount shall be paid to his Beneficiary during the Beneficiary's lifetime; (III) a five-year certain and life annuity; (IV) a fifteen-year certain and life annuity; and (V) a twenty-year certain and life annuity.

                           (D)      Subject to the election provisions of
                                    Article 5, a Participant who terminates
                                    employment may elect to receive payment of his vested Accrued Benefit in a lump sum distribution or other applicable method of payment at any time.

                           (E) Optional methods of payment with respect to the benefit payable under subparagraph (2), including the options in subparagraph (3)(C) above, shall be determined using the mortality table and interest rate specified in the Plan; provided, that in no event shall the amount payable under any such optional method of payment be less than the amount determined using the factors in Table III or Table IV attached to the Maryland Federal Plan, as applicable, or, for a lump sum, the actuarial equivalent factors specified in the Maryland Federal Plan, including the COLA percentages in Table I, but solely with respect to his accrued benefit under the Maryland Federal Plan as of October 31, 1996, and based on the Participant's Maryland Federal Benefit.

                           (F) A Former Maryland Federal Employee who meets the requirements of Section 3.04 of the Maryland Federal Plan shall be entitled to a cost-of-living adjustment determined under the provisions of such Section 3.04 solely with respect to his accrued benefit under the Maryland Federal Plan as of October 31, 1996.

         (c)      Life Bancorp, Inc. Life Bancorp, Inc. ("Life Bancorp") was
                  -----------------
                  acquired by the Employer on March 1, 1998, and the employees of Life Bancorp as of such date ("Former Life Bancorp Employees") remained covered under the Financial Institutions Retirement Fund (the "FIRF") until withdrawal from the FIRF effective December 31, 1998. Effective January 1, 1999, each Former Life Bancorp Employee shall become a Participant in the Plan, subject to the provisions of Section 3.1 and further subject to the following provisions:

                  (1) A Former Life Bancorp Employee who does not elect to transfer his accrued benefit under the FIRF, determined as of December 31, 1998, to the Plan shall receive credit solely for vesting purposes for Years of Service under the Plan for his years of vesting service determined under the FIRF as in effect on December 31, 1998.

                  (2) A Former Life Bancorp Employee who elects to transfer his accrued benefit under the FIRF, determined as of December 31, 1998, (the "FIRF Benefit"), to the Plan shall be credited with Years of Service for vesting purposes under the Plan as determined under the FIRF as in effect on December 31, 1998, and with Years of Service for benefit accrual under Section 2.43 beginning on January 1, 1999. The provisions of subparagraphs (3) and (4) below shall apply solely to a Former Life Bancorp Employee who transfers his FIRF Benefit to the Plan.

                  (3) The normal retirement benefit for a Former Life Bancorp Employee shall be the sum of (A) the normal retirement benefit calculated under the terms of the Plan, and (B) the FIRF Benefit. The normal form of benefit under the FIRF was a ten-year certain and life annuity. For purposes of this subparagraph (3), the FIRF Benefit shall be converted to the Normal Form of Benefit under the Plan using the factors attached to the FIRF.

                  (4) The benefit determined under subparagraph (3) shall be paid pursuant to the provisions of the Plan, with the following exceptions:

                           (A) The Normal Retirement Age under Section 2.31 for a Former Life Bancorp Employee shall be Age 65.

                           (B) If a Participant retires after his Normal Retirement Date under the provisions of
                                    Section 5.4, any actuarial increase in his Accrued Benefit at the Normal Retirement Date shall be determined according to the provisions of Section 5.4; provided, that in no event shall the amount of his benefit at actual retirement be less than the amount determined using an increase of 0.8 percent for each month of deferral after Normal Retirement Age (9.6 percent per year, with a maximum increase of 48 percent) and based on the Participant's FIRF Benefit.

                                            (C) Subject to the election
                                    provisions of Article 5, the following
                                    methods of payment shall be available in addition to those provided in Section 5.6:
                                    (I) the Actuarial Equivalent present value of the Participant's vested Accrued Benefit for a Former Life Bancorp Employee who is at least Age 55 on his Annuity Starting Date;
                                    (II) a ten-year certain and life annuity;
                                    provided that if the Participant or Inactive
                                    Participant dies before 120 monthly
                                    installments have been paid, the commuted value of such unpaid installments shall be paid to the Beneficiary in a lump sum; (III) a joint and full survivor annuity payable to the Participant or Inactive Participant during his lifetime and thereafter in the same monthly amount to his Beneficiary (contingent annuitant); provided, that if both the Participant or Inactive Participant and Beneficiary die before 120 monthly installments have been paid, the Actuarial Equivalent present value of the remaining installments shall be paid to the Participant's or Inactive Participant's Beneficiary (other named beneficiary); and
                                    (III) subject to the provisions of Article
                                    15, any other Actuarially Equivalent annuity with some other death benefit.

                                            (D) Optional methods of payment with
                                    respect to the benefit payable under
                                    subparagraph (3), including the options in subparagraph (4)(C) above, shall be determined using the mortality table and interest rate specified in the Plan; provided, that in no event shall the amount payable under any such optional method of payment be less than the amount determined using the factors or assumptions specified in the FIRF and based on the Participant's FIRF Benefit.

         (d)      MainStreet Financial Corporation. MainStreet Financial
                  --------------------------------
                  Corporation ("MainStreet") was acquired by the Employer and merged into BB&T Financial on March 5, 1999, and the Virginia Bankers Association Master Defined Benefit Plan for MainStreet Financial Corporation (the "MainStreet Plan") was merged into the Plan effective December 31, 1999. The transferred MainStreet Plan assets will be used along with other Plan assets to fund the benefits provided under the Plan, including benefit obligations of the MainStreet Plan assumed by the Plan as a result of the merger. Effective January 1, 2000, each employee of MainStreet as of December 31, 1999 ("Former MainStreet Employee") shall become a Participant in the Plan, subject to the provisions of Section 3.1 and further subject to the following provisions:

                  (1) A Former MainStreet Employee shall receive credit for Qualifying Years of Service and Years of Service for vesting and early retirement eligibility purposes under the Plan, including his years of service for similar purposes determined under the MainStreet Plan as in effect on December 31, 1999. Notwithstanding the foregoing, a Former MainStreet Employee who is credited with 1,000 Hours of Service during the 12-month period beginning on October 1, 1999 and ending on September 30, 2000, and with 1,000 Hours of Service during the 12-month period beginning on January 1, 2000 and ending on December 31, 2000, shall be credited with two Years of Service for vesting purposes under the Plan. A Former MainStreet Employee shall receive credit for Years of Service for benefit accrual under Section
                           2.43 beginning on January 1, 2000.

                  (2) Average Compensation under Section 2.8 shall not take into account compensation a Former MainStreet Employee received before January 1, 2000.

                  (3) The normal retirement benefit for a Former MainStreet Employee shall be the sum of (A) the normal retirement benefit calculated under the terms of the Plan, and (B) the normal retirement benefit determined under the terms of the MainStreet Plan as of December 31, 1999 (the "MainStreet Benefit"). For purposes of determining the MainStreet Benefit, a Former MainStreet Employee shall receive one-fourth of a year of credited service, as determined under the MainStreet Plan as in effect on December 31, 1999, for the period beginning on October 1, 1999 and ending on December 31, 1999, and a Former MainStreet Employee's compensation for calendar year 1999 shall be taken into account.

                  (4) The benefit determined under subparagraph (3) shall be paid pursuant to the provisions of the Plan, with the following exceptions:

                           (A) A Former MainStreet Employee at all times shall be fully vested in his MainStreet Benefit.

                           (B) A Former MainStreet Employee shall reach Early Retirement Age on meeting the conditions in Section 2.19 or on the first day of the month coincident with or next following Age 60 and the completion of five Years of Service.

                           (C) If a Participant retires after his Normal Retirement Date under the provisions of
                                    Section 5.4, any actuarial increase in his Accrued Benefit at the Normal Retirement Date shall be determined according to the provisions of Section 5.4; provided, that in no event shall the amount of his benefit at actual retirement be less than the amount determined using (I) an interest rate of five percent, and (II) the Unisex Pension 1984 Table.

                           (D)      Subject to the election provisions of
                                    Article 5, the following methods of payment shall be available in addition to those provided in Section 5.6: (I) solely for participants in the Virginia Bankers Association Defined Benefit Plan for First National Bank of Clifton Forge as of September 30, 1996 ("Former Clifton Forge Participants"), which plan was merged into the MainStreet Plan as of October 1, 1996, the Actuarial

                                    Equivalent present value of the
                                    Participant's vested Accrued Benefit; and
                                    (II) a joint and 66-2/3 percent survivor annuity, whereby a monthly installment shall be paid to the Participant or Inactive Participant during his lifetime, and thereafter 66-2/3 percent of such monthly amount shall be paid to his surviving Spouse during the surviving Spouse's lifetime.

                           (E)      Subject to the election provisions of
                                    Article 5 and solely for Former Clifton
                                    Forge Participants, a Participant who
                                    terminates employment may elect to receive payment of his vested Accrued Benefit in a lump sum distribution.

                           (F) Optional methods of payment with respect to the benefit payable under subparagraph (3) including the options in subparagraphs
                                    (4)(D) and (E) above, shall be determined using the mortality table and interest rate specified in the Plan; provided, that in no event shall the amount payable under any such optional method of payment be less than the amount determined using (I) an interest rate of five percent, and (II) the Unisex Pension 1984 Table, and based on the Participant's MainStreet Benefit.

                           (G) As a result of the merger of the MainStreet Plan into the Plan, and under the provisions of Section 15.6(e)(1), the required beginning date of a Former MainStreet Employee is April 1 of the calendar year following the later of the calendar year in which he attains Age 70 1/2 or the calendar year in which he retires.

         (e)      Mason-Dixon Bancshares, Inc.  Mason-Dixon Bancshares, Inc.
                  ----------------------------
                  ("Mason-Dixon") was acquired by the Employer on July 14, 1999, and the Carroll County Bank and Trust Company Pension Plan (the "Carroll County Plan"), which was maintained by Mason-Dixon, was merged into the Plan effective December 31, 1999. The transferred Carroll County Plan assets will be used along with other Plan assets to fund the benefits provided under the Plan, including benefit obligations of the Carroll County Plan assumed by the Plan as a result of the merger. Effective January 1, 2000, each employee of Mason-Dixon as of December 31, 1999 ("Former Carroll County Employee") shall become a Participant in the Plan, subject to the provisions of Section
                  3.1 and further subject to the following provisions:

                  (1) A Former Carroll County Employee shall receive credit for Qualifying Years of Service and Years of Service for vesting and early retirement eligibility purposes under the Plan, including his years of service for similar purposes determined under the Carroll County Plan as in effect on December 31, 1999. A Former Carroll County Employee shall receive credit for Years of Service for benefit accrual under Section
                           2.43 beginning on January 1, 2000.

                  (2) Average Compensation under Section 2.8 shall not take into account compensation a Former Carroll County Employee received before January 1, 2000.

                  (3) The normal retirement benefit for a Former Carroll County Employee shall be the sum of (A) the normal retirement benefit calculated under the terms of the Plan, and (B) the normal retirement benefit determined under the terms of the Carroll County Plan as of December 31, 1999 (the "Carroll County Benefit").

                  (4) The benefit determined under subparagraph (3) shall be paid pursuant to the provisions of the Plan, with the following exceptions:

                           (A) Subject to the election provisions of Article 5, the following methods of payment shall be available in addition to those provided in
                                 Section 5.6: (I) the Actuarial Equivalent present value of the Participant's vested Accrued Benefit not greater than $10,000; and
                                 (II) a joint and 75 percent survivor annuity, whereby a monthly installment shall be paid to the Participant or Inactive Participant during his lifetime, and thereafter 75 percent of such monthly amount shall be paid to his surviving Spouse during the surviving Spouse's lifetime.

                           (B) Optional methods of payment with respect to the benefit payable under subparagraph (3), including the options in subparagraph (4)(A) above, shall be determined using the mortality table and interest rate specified in the Plan; provided, that in no event shall the amount payable under any such optional method of payment be less than the amount determined using the factors described under the definition of actuarial equivalent in the Carroll County Plan and based on the Participant's Carroll County Benefit.

         (f)      One Valley Bancorp, Inc. One Valley Bancorp, Inc. ("One
                  ------------------------
                  Valley") was acquired by BB&T Corporation on July 6, 2000, and the One Valley Bancorp, Inc. Retirement Plan (the "One Valley Plan") was merged into the Plan effective December 31, 2000. The transferred One Valley Plan assets will be used along with other Plan assets to fund the benefits provided under the Plan, including benefit obligations of the One Valley Plan assumed by the Plan as a result of the merger. Effective as of January 1, 2001, each employee of the Company (or subsidiary of the Company) as of December 31, 2000, who was an employee of One Valley as of July 6, 2000 ("Former One Valley Employee") shall become a Participant in the Plan, subject to the provisions of Section 3.1 and further subject to the following provisions:

                  (1) A former One Valley Employee shall receive credit for Qualifying Years of Service and Years of Service for vesting and early retirement eligibility purposes under the Plan, including his years of service for similar purposes determined under the One Valley Plan as in effect on December 31, 2000. Notwithstanding the foregoing, a Former One Valley Employee who is credited with 1,000 Hours of Service during the 12-month period beginning on November 1, 2000 and ending on October 31, 2001, and with 1,000 Hours of Service during the 12-month period beginning on January 1, 2001 and ending on December 31, 2001, shall be credited with two Years of Service for vesting purposes under the Plan. A Former One Valley Employee shall receive credit for Years of Service for benefit accrual under the Plan beginning on January 1, 2001.

                     (2) Average Compensation under Section 2.8 shall not take into account compensation a Former One Valley Employee received before January 1, 2001.

                     (3) The normal retirement benefit for a Former One Valley Employee shall be the sum of (A) the normal retirement benefit calculated under the terms of the Plan, and (B) the normal retirement benefit determined under the terms of the One Valley Plan as of December 31, 2000 (the "One Valley Benefit").

                     (4) The benefit determined under subparagraph (3) shall be paid pursuant to the provisions of the Plan, with the following exceptions:

                              (A)      Early Retirement Age--A Former One Valley
                                       --------------------
                                       Employee shall reach Early Retirement Age on the earlier of meeting the conditions defined in the Plan or on the first day of the month coincident with or next following Age 60.

                              (B)      Early Retirement Benefit--The early
                                       ------------------------
                                       retirement benefit for a Former One
                                       Valley Employee shall be the sum of (A)
                                       the early retirement benefit calculated
                                       under the Plan with Years of Service
                                       beginning on or after January 1, 2001,
                                       and (B) the early retirement benefit
                                       under the terms of the One Valley Plan
                                       based on the One Valley Benefit defined
                                       above (the "One Valley Early Benefit").
                                       For purposes of determining the One
                                       Valley Early Benefit, the following
                                       provisions of the One Valley Plan shall
                                       apply:

                                       i.       If the Participant has completed
                                                less than 25 total Years of
                                                Service credit for benefit
                                                accrual purposes, including
                                                Credited Service as of December
                                                31, 2000 under the One Valley
                                                Plan (and does not satisfy the
                                                "Rule of 87" as explained
                                                below), his One Valley Benefit
                                                shall be reduced by .4167
                                                percent for each month by which
                                                the payments commence prior to
                                                his Normal Retirement Date.

                                       ii.      If the Participant has completed
                                                25 or more total Years of
                                                Service credit for benefit
                                                accrual purposes (but does not
                                                satisfy the "Rule of 87" as
                                                explained below), his One Valley
                                                Benefit shall be reduced by
                                                .4167 percent for each month by
                                                which the payments commence
                                                prior to age 62. If the payments
                                                commence on or after age 62,
                                                there shall be no reduction in
                                                his One Valley Benefit.

                                       iii.     If the Participant's age
                                                (computed to the nearest month,
                                                with a fraction of a month
                                                ignored) plus his total Years of
                                                Service credit for benefit
                                                accrual purposes equals or
                                                exceeds 87 at his date of
                                                termination of employment, then
                                                the Participant has satisfied
                                                the "Rule of 87." In such event,
                                                there shall be no reduction in
                                                his One Valley Benefit.

                              (C)      Subject to the election provisions of
                                       Article 5, for a Former One Valley
                                       Employee who terminates employment prior to eligibility for early or normal retirement, the Actuarial Equivalent present value may be paid if the present value is less than $7,500.

                              (D)      Subject to the election provisions of
                                       Article 5 and solely for certain Former
                                       Participants of certain plans previously merged into the One Valley Plan, a Participant who terminates employment may elect to receive payment of his vested Accrued Benefit in a lump sum distribution. These plans are listed below along with the date of participation in the prior plan required to be eligible to receive a lump sum distribution:

                              New River Banking & Trust Pension Plan               October 31, 1986
                              Bank of Lubeck Pension Plan                             July 31, 1988
                              Mountaineer Bankshares Retirement Plan             December 31,  1988
                              Pension Plan for Employees of First Federal Bank    December 31, 1998

                              (E) Optional methods of payment with respect to the benefit payable under subparagraph
                                       (3) including the options in
                                       subparagraphs (4)(C) and (D) above, shall be determined using the mortality table and interest rate specified in the Plan; provided, that in no event shall the amount payable under any such optional method of payment be less than the amount determined using the factors described under the definition of actuarial equivalent in the One Valley Plan, and based on the Participant's One Valley Benefit.

                              (F) As a result of the merger of the One Valley Plan into the Plan, and under the provisions of Section 15.6(e)(1), the required beginning date of a Former One Valley Employee is April 1 of the calendar year following the later of the calendar year in which he attains Age 70 1/2 or the calendar year in which he retires.

                                                                       EXHIBIT F


                         SPECIAL PROVISIONS OF MERGING

                        COMPANIES AFTER JANUARY 1, 2001



                         The following is a summary of the special rules that apply to certain participants in the plan who were employees of a company or business that was merged into or acquired by the Company or one of its affiliates on or after January 1, 2001. Unless otherwise indicated by the context, all defined terms used herein shall have the meanings assigned to them in the BB&T Corporation Pension Plan as amended and restated as of January 1, 2000 and all Section references shall be to such Plan.

                                      F-1